Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	CAESARS ENTERTAINMENT Corp
Entity Central Index Key	0000858339
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 1,150.7	$ 987	$ 918.1
Receivables, less allowance for doubtful accounts	414.2	393.2	323.5
Deferred income taxes	160.1	175.8	148.2
Prepayments and other current assets	251.3	184.1	156.4
Inventories	49	50.4	52.7
Assets held for sale	2.4
Total current assets	2,027.7	1,790.5	1,598.9
Land, buildings, riverboats and equipment
Land and land improvements		7,405.9	7,291.9
Buildings, riverboats and improvements		9,449.2	8,896.2
Furniture, fixtures and equipment		2,242	2,029.1
Construction in progress		661	988.8
Land, buildings, riverboats and equipment	19,870	19,758.1	19,206
Less: accumulated depreciation	(2,507.5)	(1,991.5)	(1,281.2)
Total property, plant and equipment, net	17,362.5	17,766.6	17,924.8
Assets held for sale			16.7
Goodwill	3,473	3,420.9	3,456.9
Intangible assets other than goodwill	4,703.2	4,711.8	4,951.3
Investments in and advances to non-consolidated affiliates	99.9	94	94
Restricted cash	465.3
Deferred charges and other	734.5	803.9	936.6
Total assets	28,866.1	28,587.7	28,979.2
Liabilities and Stockholders' Equity/(Deficit)
Accounts payable	276.2	251.4	260.8
Interest payable	385.5	201.5	195.6
Accrued expenses	1,084.7	1,074.3	1,074.8
Current portion of long-term debt	45.5	55.6	74.3
Total current liabilities	1,791.9	1,582.8	1,605.5
Long-term debt	19,575.1	18,785.5	18,868.8
Deferred credits and other	908.2	923.1	872.5
Deferred income taxes	5,349	5,623.7	5,856.9
Total liabilities	27,624.2	26,915.1	27,203.7
Redeemable non-controlling interests	36
Preferred stock			2,642.5
Stockholders' equity/(deficit)
Common stock	0.7	0.7	0.4
Additional paid-in capital	6,922.5	6,906.5	3,480
Accumulated deficit	(5,561.9)	(5,105.6)	(4,269.3)
Accumulated other comprehensive loss	(199.4)	(168.8)	(134)
Total Caesars Entertainment Corporation Stockholders' equity/(deficit)	1,161.9	1,632.8	(922.9)
Non-controlling interests	44	39.8	55.9
Total stockholders' equity/(deficit)	1,205.9	1,672.6	(867)
Total liabilities and Stockholder's equity/(deficit)	$ 28,866.1	$ 28,587.7	$ 28,979.2

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for doubtful accounts receivable	$ 219.9	$ 216.3	$ 207.1
Preferred stock, par value		$ 0.01	$ 0.01
Preferred stock, shares authorized		125,000,000	40,000,000
Preferred stock, shares issued		0	19,893,515
Preferred stock, shares outstanding		0	19,893,515
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,250,000,000	1,250,000,000	80,000,020
Common stock, shares issued	71,800,000	71,809,719	40,672,302
Common stock, shares outstanding	71,800,000	71,809,719	40,672,302
Treasury stock, shares	200,000	154,346	85,907
Preferred Stock [Member]
Treasury stock, shares		0	42,020

Consolidated Condensed Statements Of Operations (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		11 Months Ended	12 Months Ended		1 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2008 Successor [Member]	Dec. 31, 2010 Successor [Member]	Dec. 31, 2009 Successor [Member]	Jan. 27, 2008 Predecessor [Member]
Revenues
Casino	$ 1,690.2	$ 1,784.3	$ 5,029.5	$ 5,251.3	$ 7,476.9	$ 6,917.9	$ 7,124.3	$ 614.6
Food and beverage	403.8	395	1,165	1,157.8	1,530.2	1,510.6	1,479.3	118.4
Rooms	315	296	917.2	858.5	1,174.5	1,132.3	1,068.9	96.4
Management fees	9.7	9.1	27.7	31.2	59.1	39.1	56.6	5
Other	164.8	155.5	473.4	439.9	624.8	576.3	592.4	42.7
Less: casino promotional allowances	(329.5)	(351.4)	(950.7)	(1,041.1)	(1,498.6)	(1,357.6)	(1,414.1)	(117)
Net revenues	2,254	2,288.5	6,662.1	6,697.6	9,366.9	8,818.6	8,907.4	760.1
Operating expenses
Casino	955.5	1,010.9	2,827.9	2,982.9	4,102.8	3,948.9	3,925.5	340.6
Food and beverage	174.5	164	500.3	469.7	639.5	621.3	596	50.5
Rooms	75	67.2	217.1	195.5	236.7	259.4	213.5	19.6
Property general, administrative and other	551.8	540.8	1,593	1,580	2,143	2,061.7	2,018.8	178.2
Depreciation and amortization	181.3	181.4	532.2	548.1	626.9	735.5	683.9	63.5
Project opening costs		1.7	4.2	4	28.9	2.1	3.6	0.7
Write-downs, reserves and recoveries	39.6	28.7	82.9	136.3	16.2	147.6	107.9	4.7
Impairment of goodwill and other non-amortizing intangible assets		44		144	5,489.6	193	1,638
Loss/(income) on interests in non-consolidated affiliates	1.1	1.7	4.2	2.1	2.1	1.5	2.2	(0.5)
Corporate expense	36.5	32.4	115.1	103.8	131.8	140.9	150.7	8.5
Acquisition and integration costs	1.3	0.7	3.6	8.3	24	13.6	0.3	125.6
Amortization of intangible assets	39.2	39.3	117.7	121.7	162.9	160.8	174.8	5.5
Total operating expenses	2,055.8	2,112.8	5,998.2	6,296.4	13,604.4	8,286.3	9,515.2	796.9
Income/(loss) from operations	198.2	175.7	663.9	401.2	(4,237.5)	532.3	(607.8)	(36.8)
Interest expense, net of capitalized interest	(450.3)	(523.6)	(1,448.3)	(1,471.9)	(2,074.9)	(1,981.6)	(1,892.5)	(89.7)
Gains on early extinguishments of debt		77.4	47.9	48.7	742.1	115.6	4,965.5
Other income, including interest income	8.2	9.8	16.7	28.2	35.2	41.7	33	1.1
(Loss)/income from continuing operations before income taxes	(243.9)	(260.7)	(719.8)	(993.8)	(5,535.1)	(1,292)	2,498.2	(125.4)
Benefit/(provision) for income tax	70.5	97.5	248.5	364.5	360.4	468.7	(1,651.8)	26
(Loss)/income from continuing operations, net of tax					(5,174.7)	(823.3)	846.4	(99.4)
Discontinued operations
Income from discontinued operations					141.5			0.1
Provision for income taxes					(51.1)
Income from discontinued operations, net					90.4			0.1
Net (loss)/income	(173.4)	(163.2)	(471.3)	(629.3)	(5,084.3)	(823.3)	846.4	(99.3)
Less: net loss/(income) attributable to non-controlling interests	9.4	(1.6)	4.3	(5.1)	(12)	(7.8)	(18.8)	(1.6)
Net (loss)/income attributable to Caesars Entertainment Corporation	(164)	(164.8)	(467)	(634.4)	(5,096.3)	(831.1)	827.6	(100.9)
Preferred stock dividends					(297.8)		(354.8)
Net (loss)/income attributable to common stockholders					$ (5,394.1)	$ (831.1)	$ 472.8	$ (100.9)
Earnings per share-basic
(Loss)/income from continuing operations					$ (134.59)	$ (14.58)	$ 11.62	$ (0.54)
Discontinued operations, net					$ 2.22
Net(loss)/income					$ (132.37)	$ (14.58)	$ 11.62	$ (0.54)
Earnings per share-diluted
(Loss)/income from continuing operations					$ (134.59)	$ (14.58)	$ 6.88	$ (0.54)
Discontinued operations, net					$ 2.22
Net (loss)/income					$ (132.37)	$ (14.58)	$ 6.88	$ (0.54)
Loss per share-basic and diluted	$ (2.28)	$ (2.72)	$ (6.5)	$ (11.7)
Basic weighted-average common shares outstanding					40,749,898	57,016,007	40,684,515	188,122,643
Diluted weighted-average common shares outstanding					40,749,898	57,016,007	120,225,295	188,122,643
Basic and diluted weighted-average common shares outstanding	71,800,000	60,600,000	71,800,000	54,200,000

Consolidated Condensed Statement Of Stockholders' Equity And Comprehensive Loss (USD $) In Millions		Interest Rate Cap Agreement [Member] Accumulated Other Comprehensive Income/(Loss) [Member] Successor [Member]	Interest Rate Cap Agreement [Member] Comprehensive Income/(Loss) [Member] Successor [Member]	Interest Rate Cap Agreement [Member] Successor [Member]	Interest Rate Lock [Member] Accumulated Other Comprehensive Income/(Loss) [Member] Successor [Member]	Interest Rate Lock [Member] Comprehensive Income/(Loss) [Member] Successor [Member]	Interest Rate Lock [Member] Successor [Member]	Common Stock [Member] Predecessor [Member]	Common Stock [Member] Successor [Member]		Common Stock [Member]		Additional Paid-in Capital [Member] Predecessor [Member]	Additional Paid-in Capital [Member] Successor [Member]	Additional Paid-in Capital [Member]	Retained Earnings/(Accumulated Deficit) [Member] Predecessor [Member]	Retained Earnings/(Accumulated Deficit) [Member] Successor [Member]	Retained Earnings/(Accumulated Deficit) [Member]	Accumulated Other Comprehensive Income/(Loss) [Member] Predecessor [Member]	Accumulated Other Comprehensive Income/(Loss) [Member] Successor [Member]	Accumulated Other Comprehensive Income/(Loss) [Member]	Non-controlling Interests [Member] Predecessor [Member]	Non-controlling Interests [Member] Successor [Member]	Non-controlling Interests [Member]	Comprehensive Income/(Loss) [Member] Predecessor [Member]	Comprehensive Income/(Loss) [Member] Successor [Member]	Comprehensive Income/(Loss) [Member]	Predecessor [Member]	Successor [Member]	Total
Balance at Dec. 31, 2007								$ 18.9					$ 5,395.4			$ 1,197.2			$ 15.4			$ 52.2						$ 6,679.1
Balance, shares at Dec. 31, 2007								188.8
Net (loss)/income																(100.9)						1.6			(99.3)			(99.3)
Foreign currency translation adjustments, net of tax																			(1.8)						(1.8)			(1.8)
Non-controlling distributions, net of contributions																						(0.6)						(0.6)
Acceleration of predecessor incentive compensation plans, including share-based compensation expense, net of tax													156															156
Comprehensive Income/(Loss)																									(101.1)
Balance at Jan. 27, 2008													5,551.4			1,096.3			13.6			53.2						6,733.4
Balance at Jan. 26, 2008								18.9					5,551.4			1,096.3			13.6									6,733.4
Balance, shares at Jan. 26, 2008								188.8
Redemption of equity								(18.9)					(5,551.4)			(1,096.3)			(13.6)									(6,680.2)
Redemption of equity, shares								(188.8)
Issuance of common stock									0.4					4,085															4,085.4
Issuance of common stock, shares									40.7
Balance at Jan. 28, 2008									0.4					4,085															4,138.6
Balance, shares at Jan. 28, 2008									40.7
Balance at Jan. 27, 2008																													4,138.6
Net (loss)/income																													(5,084.3)
Balance at Dec. 31, 2008																													(1,360.8)
Balance at Jan. 28, 2008									0.4					4,085									53.2						4,138.6
Balance, shares at Jan. 28, 2008									40.7
Net (loss)/income																	(5,096.3)						12			(5,084.3)			(5,084.3)
Share-based compensation														14															14
Repurchase of treasury shares, value														(2.1)															(2.1)
Repurchase of treasury shares
Cumulative preferred stock dividends														(297.8)															(297.8)
Debt exchange transaction, net of tax														25.7															25.7
Pension adjustment, net of tax																				(6.9)						(6.9)			(6.9)
Foreign currency translation adjustments, net of tax																				(31.2)			1.3			(29.9)			(29.9)
Adjustment for ASC 740 tax implications														0.3															0.3
Fair market value of swap agreements, net of tax																				(51.9)						(51.9)			(51.9)
Fair market value of interest rate cap agreements on commercial mortgage backed securities, net of tax																				(50.2)						(50.2)			(50.2)
Reclassification of loss on derivative instruments from other comprehensive loss to interest expense, net of tax																				0.6						0.6			0.6
Non-controlling distributions, net of contributions																							(16.9)						(16.9)
Comprehensive Income/(Loss)																										(5,222.6)
Balance at Dec. 31, 2008									0.4					3,825.1			(5,096.3)			(139.6)			49.6						(1,360.8)
Balance, shares at Dec. 31, 2008									40.7
Net (loss)/income																	827.6						18.8			846.4			846.4
Share-based compensation														16.4															16.4
Repurchase of treasury shares, value										[1]				(1.3)															(1.3)
Repurchase of treasury shares	[1]
Cumulative preferred stock dividends														(354.8)															(354.8)
Related party debt exchange transaction, net of tax														80.1															80.1
Pension adjustment, net of tax																				(14.1)						(14.1)			(14.1)
Foreign currency translation adjustments, net of tax																				19			4.8			23.8			23.8
Adjustment for ASC 740 tax implications														(2.4)															(2.4)
Purchase of additional interest in subsidiary														(83.7)									(3.3)						(87)
Fair market value of swap agreements, net of tax																				(27.7)						(27.7)			(27.7)
Fair market value of interest rate cap agreements on commercial mortgage backed securities, net of tax																				15.7						15.7			15.7
Reclassification of loss on derivative instruments from other comprehensive loss to interest expense, net of tax		12.1	12.1	12.1	0.6	0.6	0.6
Other														0.6			(0.6)
Non-controlling distributions, net of contributions																							(14)						(14)
Comprehensive Income/(Loss)																										856.8
Balance at Dec. 31, 2009									0.4					3,480			(4,269.3)			(134)			55.9						(867)
Balance, shares at Dec. 31, 2009									40.7
Net (loss)/income																	(831.1)						7.8			(823.3)			(823.3)
Share-based compensation														17.9									0.2						18.1
Repurchase of treasury shares, value										[2]				(1.6)															(1.6)
Repurchase of treasury shares	[1]
Cumulative preferred stock dividends														(64.6)															(64.6)
Cancellation of cumulative preferred stock dividends in connection with conversion of preferred stock to common stock														717.2															717.2
Conversion of non-voting perpetual preferred stock to non-voting common stock									0.2					1,989.6															1,989.8
Conversion of non-voting perpetual preferred stock to non-voting common stock, shares									19.9
Private Placement									0.1					768															768.1
Private Placement, shares									11.3
Post Retirement Medical, net of tax																				(1.5)						(1.5)			(1.5)
Pension adjustment, net of tax																				(4.6)						(4.6)			(4.6)
Foreign currency translation adjustments, net of tax																				8.2			(4.2)			4			4
Fair market value of swap agreements, net of tax																				(30.3)						(30.3)			(30.3)
Fair market value of interest rate cap agreements, net of tax																				(0.1)						(0.1)			(0.1)
Fair market value of interest rate cap agreements on commercial mortgage backed securities, net of tax																				(8.8)						(8.8)			(8.8)
Reclassification of loss on derivative instruments from other comprehensive loss to interest expense, net of tax					0.7	0.7	0.7
Unrealized gains on investments, net of tax																				1.6									1.6
Non-controlling distributions, net of contributions																							(10.1)						(10.1)
Effect of deconsolidation of variable interest entities (Cumulative-Effect Adjustment, Deconsolidation of Variable Interest Entity [Member])																	(5.2)						(9.8)						(15)
Comprehensive Income/(Loss)																										(863.9)
Balance at Dec. 31, 2010									0.7		0.7			6,906.5	6,906.5		(5,105.6)	(5,105.6)		(168.8)	(168.8)		39.8	39.8					1,672.6	1,672.6
Balance, shares at Dec. 31, 2010									71.8		71.8
Effect of change in accounting for accruals for casino jackpot liabilities, net of tax																		10.7												10.7
Net (loss)/income																		(467)						(4.3)			(471.3)			(471.3)
Share-based compensation															17.5									0.1						17.6
Repurchase of treasury shares, value												[3]			(1.5)															(1.5)
Repurchase of treasury shares	[3]
Defined benefit plan adjustments, net of tax																					0.3						0.3			0.3
Foreign currency translation adjustments, net of tax																					(26.7)			3.6			(23.1)			(23.1)
Fair market value of derivatives, net of tax																					(65.6)						(65.6)			(65.6)
Reclassification of loss on derivative instruments from other comprehensive loss to interest expense, net of tax																					59.5						59.5			59.5
Unrealized gains on investments, net of tax																					1.9						1.9			1.9
Non-controlling distributions, net of contributions																								4.8						4.8
Comprehensive Income/(Loss)																											(498.3)
Balance at Sep. 30, 2011											$ 0.7				$ 6,922.5			$ (5,561.9)			$ (199.4)			$ 44						$ 1,205.9
Balance, shares at Sep. 30, 2011											71.8

[1]	Amount rounds to zero but results in a reduction of 0.1 to the rounded totals.
[2]	Amount rounds to zero and does not change rounded totals.
[3]	Amount rounds to zero and does not change rounded total.

Consolidated Condensed Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	9 Months Ended		11 Months Ended	12 Months Ended		1 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2008 Successor [Member]	Dec. 31, 2010 Successor [Member]	Dec. 31, 2009 Successor [Member]	Jan. 27, 2008 Predecessor [Member]
Cash flows (used in)/provided by operating activities
Net (loss)/income	$ (471.3)	$ (629.3)	$ (5,084.3)	$ (823.3)	$ 846.4	$ (99.3)
Adjustments to reconcile net (loss)/income to cash flows provided by operating activities:
Income from discontinued operations, before income taxes			(141.5)			(0.1)
Gain on liquidation of LCI-Fifty					(9)
Income from insurance claims for hurricane damage			(185.4)
Gains on early extinguishments of debt	(47.9)	(48.7)	(742.1)	(115.6)	(4,965.5)
Depreciation and amortization	895.9	889.9	1,027.3	1,184.2	1,145.2	104.9
Non-cash write-downs, reserves and recoveries, net	31.6	102	51.7	108.1	32	(0.1)
Impairment of intangible assets		144	5,489.6	193	1,638
Share-based compensation expense	17.6	16.5	15.8	18.1	16.4	50.9
Deferred income taxes	(263)	(176.7)	(466.7)	(467.3)	1,541.2	(19)
Gain on investment		(7.1)
Change in federal income tax receivable		(233.3)
Federal income tax refund received				220.8
Gain on adjustment of investment				(7.1)
Tax benefit from stock equity plans						42.6
Insurance proceeds for business interruption from hurricane losses			97.9
Net change in long-term accounts	(49.1)	(38.1)	(80.1)	(12.3)	74.7	68.3
Net change in working capital accounts	169.9	263.9	403.4	(150.6)	(117.4)	(167.6)
Other	31.2	25.3	136.5	22.8	18.2	26.6
Cash flows provided by operating activities	314.9	308.4	522.1	170.8	220.2	7.2
Cash flows (used in)/provided by investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	(164.9)	(124.6)	(1,181.4)	(160.7)	(464.5)	(125.6)
Change in restricted cash	(544)
Payments to acquire a business including investment in subsidiaries, net of transaction costs	(19)	(44.6)		(44.6)
Payment made for partnership interest		(19.5)		(19.5)
Payments to acquire gaming rights	(22.7)	(16.5)		(16.5)
Cash acquired in business acquisitions, net of transaction costs		14.4		14
Insurance proceeds for hurricane losses for discontinued operations			83.3
Insurance proceeds for hurricane losses for continuing operations			98.1
Payment for Acquisition			(17,490.2)
Investments in/advances to non-consolidated affiliates and other	(76)	(5)	(5.9)	(64)	(66.9)
Proceeds from other asset sales	1.4	14.3	5.1	21.8	20	3.1
Other	(10.2)	(14.4)	(23.2)	(18.4)	(11.9)	(1.6)
Cash flows used in investing activities	(835.4)	(195.9)	(18,514.2)	(287.9)	(523.3)	(124.1)
Cash flows provided by/(used in) financing activities
Proceeds from the issuance of long-term debt	863.8	1,292.2	21,524.9	1,332.2	2,259.6
Debt issuance costs and fees	(17.5)	(58.9)	(644.5)	(64.6)	(76.4)
Borrowings under lending agreements	135	1,175	433	1,175	3,076.6	11,316.3
Repayments under lending agreements	(135)	(1,605)	(6,760.5)	(1,625.8)	(3,535.1)	(11,288.8)
Cash paid in connection with early extinguishments of debt	(125.9)	(273.5)	(2,167.4)	(369.1)	(1,003.5)	(87.7)
Scheduled debt retirements	(34.4)	(214.7)	(6.5)	(237)	(45.5)
Payment to bondholders for debt exchange			(289)
Equity contribution from buyout			6,007
Purchase of additional interest in subsidiary					(83.7)
Non-controlling interests' distributions, net of contributions	4.8	(5.8)	(14.6)	(10.1)	(17.2)	(1.6)
Proceeds from exercises of stock options						2.4
Excess tax (provision)/benefit from stock equity plans			(50.5)			77.5
Repurchase of treasury shares			(3.6)	(1.6)	(3)
Other	(6.6)	(8.3)	(1.3)	(11.6)	(1.1)	(0.8)
Cash flows provided by financing activities	684.2	301	18,027	187.4	570.7	17.3
Cash flows from discontinued operations
Cash flows from operating activities			4.7			0.5
Cash flows provided by discontinued operations			4.7			0.5
Effect of deconsolidation of variable interest entities		(7.9)		(1.4)
Net increase/(decrease) in cash and cash equivalents	163.7	405.6	39.6	68.9	267.6	(99.1)
Cash and cash equivalents, beginning of period	987	918.1	610.9	918.1	650.5	710
Cash and cash equivalents, end of period	$ 1,150.7	$ 1,323.7	$ 650.5	$ 987	$ 918.1	$ 610.9

Organization, Basis Of Presentation And Accounting Policy	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Basis Of Presentation And Accounting Policy [Abstract]
Organization, Basis Of Presentation And Accounting Policy

Note 1—Organization, Basis of Presentation and Accounting Policy

Organization

Caesars Entertainment Corporation, a Delaware corporation, is the world's most diversified casino-entertainment company. In this Quarterly Report on Form 10-Q (the "10-Q") Caesars Entertainment Corporation, together with its consolidated subsidiaries where appropriate, is referred to as "Caesars Entertainment," the "Company," "we," "our" and "us".

As of September 30, 2011, we owned, operated or managed 52 casinos in 12 U.S. states and seven countries. The vast majority of these casinos operate in the United States and England, primarily under the Caesars, Harrah's and Horseshoe brand names in the United States. Our casino entertainment facilities include 33 land-based casinos, 12 riverboat or dockside casinos, three managed casinos on Indian lands in the United States, one operated casino in Canada, one combination greyhound racetrack and casino, one combination thoroughbred racetrack and casino, and one combination harness racetrack and casino. Our 33 land-based casinos include one in Uruguay, nine in England, one in Scotland, two in Egypt and one in South Africa. We view each property as an operating segment and aggregate all operating segments into one reporting segment.

In January, 2008, Caesars Entertainment was acquired by affiliates of Apollo Global Management, LLC ("Apollo") and TPG Capital, LP ("TPG" and, together with Apollo, the "Sponsors") in an all-cash transaction, hereinafter referred to as the "Acquisition." As a result of the Acquisition, our stock is no longer publicly traded. Currently, the issued and outstanding shares of common stock of Caesars Entertainment are owned by entities affiliated with the Sponsors, Paulson & Co. Inc. ("Paulson"), certain co-investors and members of management.

Basis of Presentation

The accompanying Unaudited Consolidated Condensed Financial Statements of the Company have been prepared under the rules and regulations of the Securities and Exchange Commission ("SEC") applicable for interim periods and, therefore, do not include all information and notes necessary for complete financial statements in conformity with generally accepted accounting principles in the United States. The results for the interim periods reflect all adjustments (consisting only of normal recurring adjustments) that management considers necessary for a fair presentation of financial position, operating results and cash flows.

The results of operations for our interim periods are not necessarily indicative of the results of operations that may be achieved for the entire 2011 fiscal year. The financial information as of December 31, 2010 is derived from our audited consolidated financial statements and notes for the year ended December 31, 2010 included in our 2010 Annual Report on Form 10-K (the "2010 10-K"). The information included in this 10-Q should be read in conjunction with the footnotes and management's discussion and analysis of the Consolidated Financial Statements in the 2010 10-K. We have recast certain amounts for prior periods to conform to our 2011 presentation.

Accounting Policy

RESTRICTED CASH. At September 30, 2011 the Company has $544.0 million of current and non-current restricted cash, which is included in our Consolidated Condensed Balance Sheet as $78.7 million of Prepayments and other current assets and $465.3 million of Restricted cash, respectively.

As more fully described in Note 5, "Debt", the Company borrowed $450.0 million in a senior secured term facility under an unrestricted subsidiary of Caesars Entertainment Operating Company, Inc ("CEOC"), which is the financing incurred to complete the Octavius Tower at Caesars Palace Las Vegas ("Project Octavius") and to develop a retail, dining and entertainment corridor located between the Imperial Palace Hotel and Casino and the Flamingo Las Vegas on the Las Vegas strip ("Project Linq" and, together with Project Octavius, the "Development"). The borrowing is secured by the Development assets and funds raised that have not been spent on the Development are deemed restricted and are included in restricted cash. Restricted cash also includes cash reserved under loan agreements for development projects and certain expenditures incurred in the normal course of business, such as interest service, real estate taxes, property insurance, and capital improvements. Specifically, the PHW Las Vegas senior secured loan requires that the Company maintain certain reserve funds in respect of furniture, fixtures, and equipment, capital improvements, interest service, taxes and insurance; and the commercial mortgage-backed securities ("CMBS") financing includes affirmative covenants that require the properties securing the CMBS financing to maintain certain reserve funds in respect of furniture, fixtures, and equipment, taxes, and insurance, and comply with other customary obligations for CMBS real estate financings.

Subsequent to the filing of our 2010 10-K, in the first quarter of 2011, the Company determined that $64.9 million reported as cash and cash equivalents as of December 31, 2010 should have been reported as either current or non-current restricted cash at that date. The Consolidated Condensed Statement of Cash Flows for the nine months ended September 30, 2011 includes $544.0 million of investing cash outflows for the funding of restricted cash balances. Included in the $544.0 million of investing cash outflows is the $64.9 million of restricted cash funded prior to 2011. Management determined in the first quarter of 2011 that reclassifying the cash balances on the balance sheet and reporting the aggregate investing cash outflows was not a material correction of our 2010 financial statements, and does not materially misstate our 2011 financial statements.

Note 1—Summary of Significant Accounting Policies

BASIS OF PRESENTATION AND ORGANIZATION. As of December 31, 2010, we owned, operated or managed 52 casinos, primarily under the Harrah's, Caesars and Horseshoe brand names in the United States. Our casino entertainment facilities include 33 land-based casinos, 12 riverboat or dockside casinos, three managed casinos on Indian lands in the United States, one managed casino in Canada, one combination thoroughbred racetrack and casino, one combination greyhound racetrack and casino, and one combination harness racetrack and casino. Our 33 land-based casinos include one in Uruguay, nine in England, one in Scotland, two in Egypt and one in South Africa. We view each property as an operating segment and aggregate all operating segments into one reporting segment.

On January 28, 2008, Caesars Entertainment was acquired by affiliates of Apollo Global Management, LLC ("Apollo") and TPG Capital, LP ("TPG") in an all cash transaction, hereinafter referred to as the "Acquisition." Although Caesars Entertainment continued as the same legal entity after the Acquisition, the accompanying Consolidated Statement of Operations, the Consolidated Statement of Cash Flows and the Consolidated Statements of Stockholders' (Deficit)/Equity and Comprehensive (Loss)/Income for the year ended December 31, 2008 are presented as the Predecessor period for the period prior to the Acquisition and as the Successor period for the period subsequent to the Acquisition. As a result of the application of purchase accounting as of the Acquisition date, the Consolidated Financial Statements for the Successor periods and the Predecessor periods are presented on different bases and are, therefore, not comparable.

PRINCIPLES OF CONSOLIDATION. Our Consolidated Financial Statements include the accounts of Caesars Entertainment and its subsidiaries after elimination of all significant intercompany accounts and transactions.

We consolidate into our financial statements the accounts of all wholly-owned subsidiaries, and any partially-owned subsidiary that we have the ability to control. Control generally equates to ownership percentage, whereby investments that are more than 50% owned are consolidated, investments in affiliates of 50% or less but greater than 20% are generally accounted for using the equity method, and investments in affiliates of 20% or less are accounted for using the cost method.

We also consolidate into our financial statements the accounts of any variable interest entity for which we are determined to be the primary beneficiary. Up through and including December 31, 2010, we analyzed our variable interests to determine if the entity that is party to the variable interest is a variable interest entity in accordance with Accounting Standards Codification ("ASC") 810, "Consolidation." Our analysis included both quantitative and qualitative reviews. Quantitative analysis is based on the forecasted cash flows of the entity. Qualitative analysis is based on our review of the design of the entity, its organizational structure including decision-making ability, and financial agreements. Based on these analyses, there were no consolidated variable interest entities that were material to our Consolidated Financial Statements.

As discussed in Note 2, "Recently Issued Accounting Pronouncements," we adopted the provisions of Accounting Standards Update ("ASU") 2009-17 (Topic 810), "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities," effective January 1, 2010.

CASH AND CASH EQUIVALENTS. Cash equivalents are highly liquid investments with an original maturity of less than three months and are stated at the lower of cost or market value.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. We reserve an estimated amount for receivables that may not be collected. Methodologies for estimating the allowance for doubtful accounts range from specific reserves to various percentages applied to aged receivables. Historical collection rates are considered, as are customer relationships, in determining specific reserves.

INVENTORIES. Inventories, which consist primarily of food, beverage, retail merchandise and operating supplies, are stated at average cost.

LAND, BUILDINGS, RIVERBOATS AND EQUIPMENT. As a result of the application of purchase accounting, land, buildings, riverboats and equipment were recorded at their estimated fair value and useful lives as of the Acquisition date. Additions to land, buildings, riverboats and equipment subsequent to the Acquisition are stated at historical cost. We capitalize the costs of improvements that extend the life of the asset. We expense maintenance and repair costs as incurred. Gains or losses on the dispositions of land, buildings, riverboats or equipment are included in the determination of income. Interest expense is capitalized on internally constructed assets at our overall weighted-average borrowing rate of interest. Capitalized interest amounted to $1.4 million and $32.4 million for the years ended December 31, 2010 and 2009, respectively, $53.3 million for the period from January 28, 2008 through December 31, 2008 and $2.7 million for the period from January 1, 2008 through January 27, 2008.

We depreciate our buildings, riverboats and equipment for book purposes using the straight-line method over the shorter of the estimated useful life of the asset or the related lease term, as follows:

Land improvements	12 years
Buildings and improvements	5 to 40 years
Riverboats and barges	30 years
Furniture, fixtures and equipment	2 1/2 to 20 years

We review the carrying value of land, buildings, riverboats and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the estimated fair value of the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, and the effect of obsolescence, demand, competition and other economic factors. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the operating unit level, which for most of our assets is the individual property.

Assets held for sale at December 31, 2009 primarily consisted of the building in Memphis, Tennessee which previously housed a majority of the corporate functions. The sale of this building closed in January 2010. Also in January 2010, we closed Bill's Lake Tahoe and later sold the property in February 2010. Neither the financial position of Bill's Lake Tahoe, nor the results of its operations are material to the Consolidated Financial Statements presented herein. As a result, Bill's Lake Tahoe has not been included in either assets held for sale or discontinued operations. We have no assets classified as held for sale at December 31, 2010.

GOODWILL AND OTHER INTANGIBLE ASSETS. The purchase price of an acquisition is allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. We determine the estimated fair values after review and consideration of relevant information including discounted cash flows, quoted market prices and estimates made by management. To the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired and liabilities assumed, such excess is recorded as goodwill.

We determine the estimated fair value of each reporting unit as a function, or multiple, of earnings before interest, taxes, depreciation and amortization ("EBITDA"), combined with estimated future cash flows discounted at rates commensurate with the Company's capital structure and the prevailing borrowing rates within the casino industry in general. Both EBITDA multiples and discounted cash flows are common measures used to value and buy or sell cash-intensive businesses such as casinos. We determine the estimated fair values of our non-amortizing intangible assets other than goodwill by using the relief from royalty and excess earnings methods under the income approach. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the operating unit level, which for most of our assets is the individual casino.

During the fourth quarter of each year, we perform annual assessments for impairment of goodwill and other intangible assets that are not subject to amortization as of September 30. We perform assessments for impairment of goodwill and other intangible assets more frequently if impairment indicators exist. The annual evaluation of goodwill and other non-amortizing intangible assets requires the use of estimates about future operating results, valuation multiples and discount rates of each reporting unit, to determine their estimated fair value. Changes in these assumptions can materially affect these estimates. Once an impairment of goodwill or other intangible assets has been recorded, it cannot be reversed.

See Note 5, "Goodwill and Other Intangible Assets," for additional discussion of goodwill and other intangible assets.

LONG TERM NOTES RECEIVABLE. Included in Deferred charges and other in the Consolidated Balance Sheets at December 31, 2010 and 2009, is a long term note receivable due in 2012 related to the sale of land in the amount of $10.5 million and $9.9 million, respectively. The note is a non-interest bearing note and is recorded at the present value of the future cash flows, utilizing an imputed interest rate of 6.5%. Also included in 2009 is a note receivable in the amount of $52.2 million related to land and pre-development costs contributed to a venture for development of a casino project in Philadelphia. As more fully described in Note 11, "Write-downs, Reserves and Recoveries," this note was fully reserved in 2010. Loan amounts are reviewed periodically and those accounts that are judged to be uncollectible are written down to estimated realizable value.

UNAMORTIZED DEBT ISSUE COSTS. Debt discounts or premiums incurred in connection with the issuance of debt are capitalized and amortized to interest expense using the effective interest method. Debt issue costs are amortized to interest expense based on the related debt agreements using the straight-line method, which approximates the effective interest method. Unamortized discounts or premiums are written off and included in our gain or loss calculations to the extent we retire debt prior to its original maturity date. Unamortized debt issue costs are included in Deferred charges and other in our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS. We account for derivative instruments in accordance with ASC 815, "Derivatives and Hedging," which requires that all derivative instruments be recognized in the financial statements at fair value. Any changes in fair value are recorded in the statements of operations or in other comprehensive income/(loss) within the equity section of the balance sheets, depending upon whether or not the derivative is designated and qualifies for hedge accounting, the type of hedge transaction and the effectiveness of the hedge. The estimated fair values of our derivative instruments are based on market prices obtained from dealer quotes. Such quotes represent the estimated amounts we would receive or pay to terminate the contracts.

Our derivative instruments contain a credit risk that the counterparties may be unable to meet the terms of the agreements. We minimize that risk by evaluating the creditworthiness of our counterparties, which are limited to major banks and financial institutions. Our derivatives are recorded at their fair values, adjusted for the credit rating of the counterparty if the derivative is an asset, or adjusted for the credit rating of the Company if the derivative is a liability. See Note 8, "Derivative Instruments," for additional discussion of our derivative instruments.

TOTAL REWARDS POINT LIABILITY PROGRAM. Our customer loyalty program, Total Rewards, offers incentives to customers who gamble at certain of our casinos throughout the United States. Under the program, customers are able to accumulate, or bank, reward credits over time that they may redeem at their discretion under the terms of the program. The reward credit balance will be forfeited if the customer does not earn a reward credit over the prior six-month period. As a result of the ability of the customer to bank the reward credits, we accrue the expense of reward credits, after consideration of estimated forfeitures (referred to as "breakage"), as they are earned. The value of the cost to provide reward credits is expensed as the reward credits are earned and is included in direct Casino expense in our Consolidated Statements of Operations. To arrive at the estimated cost associated with reward credits, estimates and assumptions are made regarding incremental marginal costs of the benefits, breakage rates and the mix of goods and services for which reward credits will be redeemed. We use historical data to assist in the determination of estimated accruals. At December 31, 2010 and 2009 we had accrued $57.7 million and $53.2 million, respectively, for the estimated cost of Total Rewards credit redemptions. Such amounts are included within Accrued Expenses in the Consolidated Balance Sheets presented herein.

In addition to reward credits, customers at certain of our properties can earn points based on play that are redeemable in cash ("cash-back points"). In 2007, certain of our properties introduced a modification to the cash-back program whereby points are redeemable in playable credits at slot machines where, after one play-through, the credits can be cashed out. We accrue the cost of cash-back points and the modified program, after consideration of estimated breakage, as they are earned. The cost is recorded as contra-revenue and included in Casino promotional allowance in our Consolidated Statements of Operations. At December 31, 2010 and 2009, the liability related to outstanding cash-back points, which is based on historical redemption activity, was $1.2 million and $2.8 million, respectively.

SELF-INSURANCE ACCRUALS. We are self-insured up to certain limits for costs associated with general liability, workers' compensation and employee health coverage. Insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of actuarial estimates of incurred but not reported claims. In estimating our liabilities, we consider historical loss experience and make judgments about the expected levels of costs per claim. We also rely on actuarial consultants to assist in the determination of such accruals. Our accruals are estimated based upon actuarial estimates of undiscounted claims, including those claims incurred but not reported. We believe the use of actuarial methods to account for these liabilities provides a consistent and effective way to measure these highly judgmental accruals; however, changes in health care costs, accident frequency and severity and other factors can materially affect the estimate for these liabilities.

REVENUE RECOGNITION. Casino revenues are measured by the aggregate net difference between gaming wins and losses, with liabilities recognized for funds deposited by customers before gaming play occurs and for chips in the customers' possession. Food and beverage, rooms, and other operating revenues are recognized when services are performed. Advance deposits on rooms and advance ticket sales are recorded as customer deposits until services are provided to the customer. The Company does not recognize as revenue taxes collected on goods or services sold to its customers.

The retail value of accommodations, food and beverage, and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. The estimated cost of providing such promotional allowances is included in casino expenses as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Food and beverage	$489.5	$473.4	$500.6	$42.4
Rooms	191.3	190.4	168.7	12.7
Other	60.0	70.6	88.6	5.5

	$740.8	$734.4	$757.9	$60.6

ADVERTISING. The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was $199.7 million for the year ended December 31, 2010, $188.2 million for the year ended December 31, 2009, $253.7 million for the period from January 28, 2008 through December 31, 2008, and $20.9 million for the period from January 1, 2008 through January 27, 2008, respectively.

INCOME TAXES. We are subject to income taxes in the United States (including federal and state) and numerous foreign jurisdictions in which we operate. We record income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the expected future tax consequences of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and attributable to operating loss and tax credit carryforwards. ASC 740, "Income Taxes," requires a reduction of the carrying amounts of deferred tax assets by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically based on the ASC 740 more likely than not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods, our experience with operating loss and tax credit carryforwards not expiring unused, and tax planning alternatives.

The effect on the income tax provision and deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We have previously provided a valuation allowance on foreign tax credits, certain foreign and state net operating losses ("NOLs"), and other deferred foreign and state tax assets. Certain foreign and state NOLs and other deferred foreign and state tax assets were not deemed realizable because they are attributable to subsidiaries that are not expected to produce future earnings.

We adopted the directives of ASC 740 regarding uncertain income tax positions on January 1, 2007. We classify reserves for tax uncertainties within "Accrued expenses" and "Deferred credits and other" in our Consolidated Balance Sheets, separate from any related income tax payable or deferred income taxes. In accordance with ASC 740's directives regarding uncertain tax positions, reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions, as well as potential interest or penalties associated with those liabilities.

We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next twelve months.

RECLASSIFICATION. We have recast certain amounts for prior periods to conform to our 2010 presentation.

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting periods. Our actual results could differ from those estimates.

Recently Issued Accounting Pronouncements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Recently Issued Accounting Pronouncements [Abstract]
Recently Issued Accounting Pronouncements

Note 2—Recent Accounting Pronouncements

Effective January 1, 2011, we adopted revised guidance regarding goodwill impairment testing for reporting units with zero or negative carrying amounts. The new guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. As of our 2011 preliminary annual assessment of goodwill and other non-amortizing intangible assets for impairment, we did not have any reporting units with zero or negative carrying amounts.

Effective January 1, 2011, we adopted new guidance for accounting for accruals for casino jackpot liabilities. The new guidance clarifies that an entity should not accrue jackpot liabilities (or portions thereof) before a jackpot is won if the entity can avoid paying that jackpot. Instead, jackpots should be accrued and charged to revenue when an entity has the obligation to pay the jackpot. This guidance applies to both base and progressive jackpots. Upon adoption, we recorded a decrease to our accrual in the amount of $16.7 million ($10.7 million net of tax) with a corresponding cumulative effect adjustment to Accumulated Deficit.

In April 2011, the Financial Accounting Standards Board ("FASB") issued guidance related to a creditor's determination of whether a restructuring is a troubled debt restructuring. The guidance clarifies how to identify restructurings of receivables that constitute troubled debt restructurings for a creditor. This new guidance became effective for us July 1, 2011. This new guidance did not have a material effect on our consolidated financial position, results of operations or cash flows.

In May 2011, the FASB issued updated guidance related to fair value measurement and disclosure requirements. The changes result in common fair value measurement and disclosure requirements between U.S. generally accepted accounting principles ("GAAP") and International Financial Reporting Standards and change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The changes will be effective for us January 1, 2012. We are currently assessing what impact, if any, this new guidance will have on our consolidated financial position, results of operations and cash flows.

In June 2011, the FASB issued new guidance for the presentation of comprehensive income. The new guidance requires that all nonowner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The new requirements will be effective for us January 1, 2012. As this is a presentation and disclosure requirement, there will be no impact on our consolidated financial position, results of operations or cash flows upon adoption.

In September 2011, the FASB issued updated guidance related to disclosures around employer's participation in multi-employer benefit plans. The updated guidance increases the quantitative and qualitative disclosures an employer will be required to provide about its participation in significant multi-employer plans that offer pension or other postretirement benefits. The new guidance will be effective for our 2011 Annual Report on Form 10-K. As this relates only to disclosure requirements, there will be no impact on our consolidated financial position, results of operations or cash flows upon adoption.

In September 2011, the FASB issued updated guidance related to goodwill impairment testing. The updated guidance allows an entity to perform a qualitative assessment on goodwill to determine whether it is more likely than not (defined as having a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The new guidance will be effective for us January 1, 2012.

Note 2—Recently Issued Accounting Pronouncements

On July 1, 2009 the Financial Accounting Standards Board ("FASB") launched the Accounting Standards Codification (the "ASC"), a structural overhaul to U.S. GAAP that changes from a standards-based model (with thousands of individual standards) to a topical based model. For final consensuses that have been ratified by the FASB, the ASC is updated with an Accounting Standards Update ("ASU"), which is assigned a number that corresponds to the year and that ASUs spot in the progression (e.g., 2010—1 was be the first ASU issued in 2010). ASUs replace accounting changes that historically were issued as Statement of Financial Accounting Standards ("SFAS"), FASB Interpretations ("FIN,") FASB Staff Positions ("FSPs,") or other types of FASB Standards.

The following are accounting standards adopted or issued during 2010 that could have an impact on our Company.

In December 2010, the FASB issued ASU 2010-29, "Disclosure of Supplementary Pro Forma Information for Business Combinations," (ASC Topic 805, "Business Combinations"). The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. We have elected not to adopt early application. We do not expect that the adoption of the update will have a significant impact on our consolidated financial position, results of operations, or cash flows.

In December 2010, the FASB issued ASU 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts," (ASC Topic 350, "Intangibles-Goodwill and Other"). The amendment in this update modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. We are currently assessing what impact the adoption of the update will have on our consolidated financial position, results of operations and cash flows. As of our 2010 annual assessment of goodwill and other non-amortizing intangible assets for impairment, we did not have any reporting units with zero or negative carrying amounts.

In September 2010, the FASB ratified the final consensus of Emerging Issues Task Force ("EITF") Issue 10-C (ASU 2010-25, "Plan Accounting—Defined Contribution Pension Plans (Topic 962): Reporting Loans to Participants by Defined Contribution Pension Plans (a consensus of the FASB Emerging Issues Task Force)"). The Task Force concluded that participant loans should be classified as notes receivables and measured at the unpaid principal balance plus any accrued unpaid interest. The update also excludes participant loans from the credit quality disclosure requirements in ASU 2010-20, "Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses." The update is effective for fiscal years ending after December 15, 2010, and should be applied retrospectively to all prior periods presented. We are currently assessing what impact the adoption of the update will have on our consolidated financial position, results of operations and cash flows.

On July 21, 2010, the Financial Accounting Standard Board ("FASB") issued Accounting Standards Updates ("ASU") 2010-20, "Disclosures About the Credit Quality of Financing receivables and the Allowance for Credit Losses," (ASC Topic 310, "Receivables"). The amendments in the update require more robust and disaggregated disclosures about the credit quality of an entity's financing receivables and its allowance for credit losses. The objective of enhancing these disclosures is to improve financial statement users' understanding of the nature of an entity's credit risk associated with its financing receivables and the entity's assessment of that risk in estimating its allowance for credit losses as well as changes in the allowance and the reasons for those changes. The amendments in the update are effective for the first interim or annual reporting period ending on or after December 15, 2010. Because ASU No. 2010-20 applies primarily to financial statement disclosures, it did not have a material impact on our consolidated financial position, results of operations and cash flows.

In April 2010, the FASB issued ASU 2010-16, "Accruals for Casino Jackpot Liabilities," (ASC Topic 924, "Entertainment—Casinos"). The amendments in this update clarify that an entity should not accrue jackpot liabilities (or portions thereof) before a jackpot is won if the entity can avoid paying that jackpot. Instead, jackpots should be accrued and charged to revenue when an entity has the obligation to pay the jackpot. This update applies to both base and progressive jackpots. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. We have elected not to adopt early application. Upon adoption of this standard on January 1, 2011, we reduced our recorded accruals with a corresponding cumulative effect adjustment to Retained Earnings of approximately $19.2 million.

We adopted the provisions of ASU No. 2010-06, "Improving Disclosures About Fair Value Measurements," on February 1, 2010. This update adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 measurements, and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The ASU also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Further, the ASU amends guidance on employers' disclosures about postretirement benefit plan assets under ASC 715, "Compensation—Retirement Benefits," to require that disclosures be provided by classes of assets instead of by major categories of assets. Because ASU No. 2010-06 applies only to financial statement disclosures, it did not have a material impact on our consolidated financial position, results of operations and cash flows.

In June 2009, the FASB issued ASU 2009-17 (ASC Topic 810), "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities," which was effective as of January 1, 2010. The new standard amends existing consolidation guidance for variable interest entities and requires a company to perform a qualitative analysis when determining whether it must consolidate a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the company that has both the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and either the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. As a result of the adoption of ASU 2009-17, we have two joint ventures which were consolidated within our financial statements for all periods prior to December 31, 2009, and are no longer consolidated beginning in January 2010.

Selected financial information for 2009 related to the two joint ventures that were deconsolidated is as follows:

(In millions)	Quarter Ended December 31, 2009	Year Ended December 31, 2009
Net revenues	$8.4	$40.3
(Loss)/income from operations	(0.2)	1.7

The Acquisition	12 Months Ended
Dec. 31, 2010
Acquisition [Abstract]
Acquisition

Note 3—The Acquisition

The Acquisition was completed on January 28, 2008, and was financed by a combination of borrowings under the Company's new term loan facility due 2015, the issuance of Senior Notes due 2016 and Senior PIK Toggle Notes due 2018, the CMBS Financing (defined below) due 2013, and equity investments by Apollo and TPG, co-investors and members of management. See Note 7, "Debt," for a discussion of our debt.

The purchase price was approximately $30.7 billion, including the assumption of $12.4 billion of debt and the incurrence of approximately $1.0 billion of transaction costs. All of the outstanding shares of Caesars Entertainment stock were acquired, with shareholders receiving $90.00 in cash for each outstanding share of common stock.

As a result of the Acquisition, the then issued and outstanding shares of non-voting common stock and the non-voting preferred stock of Caesars Entertainment were owned by entities affiliated with Apollo and TPG and certain co-investors and members of management, and the then issued and outstanding shares of voting common stock of Caesars Entertainment were owned by Hamlet Holdings LLC, which is owned by certain individuals affiliated with Apollo and TPG. As a result of the Acquisition, our stock is no longer publicly traded. During 2010, our shares of non-voting common stock and non-voting preferred stock were converted to a recently issued class of voting common stock, and our existing voting stock was canceled, as more fully described in Note 9, "Preferred and Common Stock".

The purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of the Acquisition. We determined the estimated fair values after review and consideration of relevant information including discounted cash flow analyses, quoted market prices and our own estimates. To the extent that the purchase price exceeded the fair value of the net identifiable tangible and intangible assets, such excess was recorded as goodwill.

Goodwill and intangible assets that were determined to have an indefinite life are not being amortized. Patented technology was assigned lives ranging from 1 to 10 years based on the estimated remaining usefulness of that technology for Caesars Entertainment. Amortizing contract rights were assigned lives based on the remaining life of the contract, including any extensions that management is probable to exercise, ranging from 11 months to 11 years. Amortizing customer relationships were given lives of 10 to 14 years based upon attrition rates and computations of incremental value derived from existing relationships.

The following unaudited pro forma consolidated financial information assumes that the Acquisition was completed at the beginning of 2008.

(In millions)	Year Ended December 31, 2008
Net revenues	$10,127.0

Loss from continuing operations, net of tax	$(5,349.7)

Net loss attributable to Caesars Entertainment Corporation	$(5,272.8)

Pro forma results for the year ended December 31, 2008, include non-recurring charges of $82.8 million related to the accelerated vesting of stock options, stock appreciation rights (SARs) and restricted stock and $66.8 million of legal and other professional charges related to the Acquisition.

The unaudited pro forma results are presented for comparative purposes only. The pro forma results are not necessarily indicative of what our actual results would have been had the Acquisition been completed at the beginning of the period, or of future results.

Development And Acquisition Activity	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Development And Acquisition Activity [Abstract]
Development And Acquisition Activity

Note 3—Development and Acquisition Activity

Acquisition of Planet Hollywood

In February 2010, CEOC, a wholly-owned subsidiary of Caesars Entertainment, acquired 100 percent of the equity interests of PHW Las Vegas, LLC ("PHW Las Vegas"), which owns the Planet Hollywood Resort and Casino ("Planet Hollywood") located in Las Vegas, Nevada. PHW Las Vegas is an unrestricted subsidiary of CEOC and therefore not a borrower under CEOC's credit facilities.

The Company paid approximately $67.2 million, substantially during the second half of 2009, for the combination of i) the Company's initial debt investment in certain predecessor entities of PHW Las Vegas; and ii) certain interest-only participations associated with the debt of certain predecessor entities of PHW Las Vegas. In connection with the February 2010 cancellation of our debt investment in such predecessor entities of PHW Las Vegas in exchange for the equity of PHW Las Vegas, the Company recognized a gain of $7.1 million to adjust our investments to reflect the estimated fair value of consideration paid for the acquisition. This gain is reflected in Other income, including interest income, in our Consolidated Condensed Statement of Operations for the nine months ended September 30, 2010. Also, as a result of the acquisition, the Company acquired the net cash balance of PHW Las Vegas during the quarter ended March 31, 2010, net of closing costs.

In connection with this transaction, PHW Las Vegas assumed a $554.3 million face value senior secured loan, and a subsidiary of CEOC canceled certain debt issued by PHW Las Vegas' predecessor entities. In connection with the transaction and the assumption of debt, PHW Las Vegas entered into an amended and restated loan agreement (the "Amended and Restated Loan Agreement") as discussed in Note 5, "Debt."

Purchase Accounting

The purchase price of PHW Las Vegas was allocated based upon estimated fair values of the assets acquired and liabilities assumed, with the excess of estimated fair value over net tangible and intangible assets acquired recorded as goodwill. During the first quarter 2011, the Company finalized its purchase price allocation and the supporting valuations and related assumptions. Based upon this finalization, the Company made adjustments to its final purchase price allocation resulting in an increase to the recorded goodwill of $2.4 million and concluding on final assets and liabilities of PHW Las Vegas as follows:

(In millions)	February 19, 2010
Assets
Current assets
Cash and cash equivalents	$31.3
Accounts receivable	13.6
Prepayments and other current assets	5.5
Inventories	1.9

Total current assets	52.3
Land, buildings and equipment	461.0
Goodwill	18.7
Intangible assets other than goodwill	5.4
Deferred charges and other	4.6

542.0

Liabilities
Current liabilities
Accounts payable	(1.9)
Interest payable	(1.1)
Accrued expenses	(27.7)
Current portion of long-term debt	(4.3)

Total current liabilities	(35.0)
Long-term debt, net of discount	(433.3)
Deferred credits and other	(12.6)

Total liabilities	(480.9)

Net assets acquired	$61.1

Acquisition of Thistledown Racetrack

In May, 2010, CEOC entered into an agreement to purchase the assets of Thistledown Racetrack. The acquisition was completed in July, 2010 at a cost of approximately $42.5 million. The results of Thistledown Racetrack for periods subsequent to July, 2010 are consolidated with our results.

The purchase price of Thistledown Racetrack was allocated based upon estimated fair values of the assets acquired and liabilities assumed, with the excess of estimated fair value over net tangible and intangible assets acquired recorded as goodwill. During the third quarter 2011, the Company finalized its purchase price allocation and the supporting valuations and related assumptions. The final purchase price allocation includes assets, liabilities and net assets acquired of Thistledown Racetrack of $46.8 million, $4.3 million and $42.5 million, respectively.

Venture with Rock Gaming, LLC

In December 2010, we formed a venture, Rock Ohio Caesars LLC, with Rock Gaming, LLC ("Rock Gaming"), to pursue casino developments in Cincinnati and Cleveland. Pursuant to the agreements forming the venture, we have committed to invest up to $200.0 million for up to an approximate 30 percent interest in the venture. As part of our investment, we plan to contribute Thistledown Racetrack to the venture. The casino developments will be managed by subsidiaries of CEOC.

On August 17, 2011, Rock Gaming exercised a contractual right to buy down a portion of our interest in the venture. Pursuant to this right, Rock Gaming contributed capital to the venture disproportionately with its existing ownership interest lowering our ownership interest in the venture to 20 percent.

Completion of the casino developments is subject to a number of conditions, including, without limitation, the adoption of final rules and regulations by the Ohio Casino Control Commission and receipt of necessary licensing to operate casinos in the State of Ohio.

During the nine months ended September 30, 2011, the Company contributed an additional $16.0 million into its venture with Rock Gaming, bringing its total cash contribution to the venture to $80.0 million. This contribution is included in Investments in and advances to non-consolidated affiliates in our Consolidated Condensed Balance Sheet at September 30, 2011.

Suffolk Downs

On March 29, 2011, we acquired an interest in Sterling Suffolk Racecourse, LLC, which owns a horse-racing track in Massachusetts, along with options to purchase additional interests and the right to manage a potential future gaming facility. The consideration paid for this investment has been recorded as an amortizing intangible asset, representing the right to manage a potential future gaming facility, with amortization commencing upon the future opening date of such facility. Our interest will be accounted for using the cost method of accounting.

Baltimore, Maryland

In September 2011 we filed an application with the State of Maryland for the license to operate a video lottery terminal ("VLT") facility in the City of Baltimore. The application was filed on behalf of a venture that includes Caesars Entertainment as the lead investor and facility manager, Rock Gaming, LLC, CVPR Gaming Holdings, LLC and The Stronach Group.

The consideration paid to the State of Maryland along with the bid for the license has been recorded as a non-amortizing intangible asset.

Acquisition of Playtika Ltd

On May 16, 2011, Caesars Interactive Entertainment Israel, Ltd. ("CIEI"), a majority-owned subsidiary of Caesars Entertainment, entered into an agreement to acquire 51 percent of the voting equity interests of Playtika Ltd. ("Playtika"), a social games developer based in Israel. The results of Playtika for periods subsequent to the acquisition are consolidated with our results.

Purchase Accounting

The purchase price of Playtika was allocated based upon preliminary estimated fair values of the assets acquired and liabilities assumed, with the excess of estimated fair value over net tangible and intangible assets acquired recorded as goodwill. The preliminary purchase price allocation includes assets and liabilities of Playtika as follows:

(In millions)	May 16, 2011
Assets
Total current assets	$0.5
Land, buildings and equipment	—
Goodwill	50.7
Intangible assets other than goodwill	25.0

76.2

Liabilities
Total current liabilities	(5.9)
Total long term liabilities	(5.3)
Redeemable non-controlling interests	(36.0)

Net assets acquired	$29.0

During the quarter ended September 30, 2011, the Company continued to review its preliminary purchase price allocation and the supporting valuations and related assumptions. Based upon these reviews, the Company made adjustments to its preliminary purchase price allocation (included in the table above) which resulted in an increase to the recorded goodwill of $4.7 million. The Company has not finalized its review of the purchase price allocation.

Note 4—Development and Acquisition Activity

Acquisition of Planet Hollywood

On February 19, 2010, Caesars Entertainment Operating Company, Inc. ("CEOC"), a wholly-owned subsidiary of Caesars Entertainment Corporation, acquired 100% of the equity interests of PHW Las Vegas, LLC ("PHW Las Vegas"), which owns the Planet Hollywood Resort and Casino ("Planet Hollywood") located in Las Vegas, Nevada. PHW Las Vegas is an unrestricted subsidiary of CEOC and therefore not a borrower under CEOC's credit facilities.

The Company paid approximately $67.2 million, substantially during the second half of 2009, for the combination of i) the Company's initial debt investment in certain predecessor entities of PHW Las Vegas; and ii) certain interest only participations associated with the debt of certain predecessor entities of PHW Las Vegas. In connection with the cancellation of our debt investment in such predecessor entities of PHW Las Vegas in exchange for the equity of PHW Las Vegas, the Company recognized a gain of $7.1 million to adjust our investments to reflect the estimated fair value of consideration paid for the acquisition. This gain is reflected in Other income, including interest income, in our Statement of Operations for the year ended December 31, 2010. Also, as a result of the acquisition, the Company acquired the net cash balance of PHW Las Vegas, resulting in a positive cash flow for the year ended December 31, 2010 of $12.5 million, net of closing costs.

In connection with this transaction, PHW Las Vegas assumed a $554.3 million, face value, senior secured loan, and a subsidiary of CEOC canceled certain debt issued by PHW Las Vegas' predecessor entities. In connection with the transaction and the assumption of debt, PHW Las Vegas entered into an amended and restated loan agreement (the "Amended and Restated Loan Agreement") as discussed in Note 7, "Debt", below.

Selected financial information related to Planet Hollywood for periods subsequent to our date of acquisition is as follows:

(In millions)	Quarter ended December 31, 2010	Acquisition through December 31, 2010
Net revenues	$71.4	$230.6
Income from operations	10.0	33.4

PHW Las Vegas is not a material subsidiary of the Company and, as a result, pro forma information for periods prior to the acquisition of PHW Las Vegas is not provided.

Purchase Accounting

The Company accounted for the acquisition of PHW Las Vegas in accordance with ASC 805, "Business Combinations," under which the purchase price of the acquisition has been allocated based upon preliminary estimated fair values of the assets acquired and liabilities assumed, with the excess of estimated fair value over net tangible and intangible assets acquired recorded as goodwill. The preliminary purchase price allocation includes assets and liabilities of PHW Las Vegas as follows:

(In millions)	February 19, 2010
Assets
Current assets
Cash and cash equivalents	$31.3
Accounts receivable	16.2
Prepayments and other	6.1
Inventories	1.9

Total current assets	55.5
Land, buildings, riverboats and equipment	461.0
Goodwill	16.3
Intangible assets other than goodwill	5.4
Deferred charges and other	4.6

542.8

Liabilities
Current liabilities
Accounts payable	(1.9)
Interest payable	(1.1)
Accrued expenses	(28.3)
Current portion of long-term debt	(4.5)

Total current liabilities	(35.8)

Long-term debt, net of discount	(433.3)
Deferred credits and other	(12.6)

Total liabilities	(481.7)

Net assets acquired	$61.1

During the quarter ended December 31, 2010, the Company continued to review its preliminary purchase price allocation and the supporting valuations and related assumptions. Based upon these reviews, the Company made adjustments to its preliminary purchase price allocation (included in the table above) that resulted in an increase to the recorded goodwill of $7.1 million in the quarter ended December 31, 2010. The Company has not finalized its review of the purchase price allocation.

Acquisition of Thistledown Racetrack

On September 15, 2009, we announced that the United States Bankruptcy Court for the District of Delaware had approved an agreement for the sale of Thistledown Racetrack in Cleveland, Ohio from Magna Entertainment Corporation to CEOC. The closing of the sale was subject to the satisfaction of certain conditions and receipt of all required regulatory approvals. The conditions to closing were never satisfied, and the agreement was never consummated. As a result the agreement was terminated by the seller on May 17, 2010.

On May 25, 2010, CEOC entered into a new agreement to purchase the assets of Thistledown Racetrack. The acquisition was completed on July 28, 2010 at a cost of approximately $42.5 million. The results of Thistledown Racetrack for periods subsequent to July 28, 2010 were consolidated with our results.

The Company accounted for the acquisition of Thistledown Racetrack in accordance with ASC 805, "Business Combinations," under which the purchase price of the acquisition has been allocated based upon preliminary estimated fair values of the assets acquired and liabilities assumed, with the excess of estimated fair value over net tangible and intangible assets acquired recorded as goodwill. The preliminary purchase price allocation includes assets, liabilities and net assets acquired of Thistledown Racetrack of $46.8 million, $4.3 million and $42.5 million, respectively.

The Company has not finalized its purchase price allocation. The most significant of the items not finalized is the determination of deferred tax balances associated with differences between the estimated fair values and the tax bases of assets acquired and liabilities assumed.

Thistledown Racetrack is not a significant subsidiary of the Company and, as a result, pro forma information for periods prior to the acquisition of Thistledown Racetrack is not provided.

Joint Venture with Rock Gaming, LLC

In December 2010, we formed a joint venture, Rock Ohio Caesars LLC, with Rock Gaming, LLC, to pursue casino developments in Cincinnati and Cleveland. Pursuant to the agreements forming the joint venture, we have committed to invest up to $200.0 million for an approximate 30.0% interest in the joint venture. As part of our investment, we also plan to contribute Thistledown Racetrack to the joint venture. The casino developments will be managed by subsidiaries of Caesars Entertainment Corporation.

Completion of the casino developments is subject to a number of conditions, including, without limitation, the joint venture's ability to obtain financing for development of the projects, the adoption of final rules and regulations by the Ohio casino control commission (once appointed), and receipt of necessary licensing to operate casinos in the State of Ohio.

At December 31, 2010, the Company had invested approximately $64.0 million into its joint venture with Rock Gaming, LLC, which is included in the line "Investments in and advances to nonconsolidated affiliates" in our Consolidated Balance Sheet.

Acquisition of Non-Controlling Interest

During 2009, Chester Downs, a majority-owned subsidiary of CEOC and owner of Harrah's Chester, entered into an agreement to borrow under a senior secured term loan with a principal amount of approximately $230.0 million and borrowed such amount, net of original issue discount. The proceeds of the term loan were used to pay off intercompany debt due to CEOC and to repurchase equity interests from certain minority partners of Chester Downs. As a result of the purchase of these equity interests, CEOC currently owns approximately 95% of Chester Downs. The purchase was accounted for as an equity transaction and, as a result, is included in the financing section within our Statement of Cash Flows.

Goodwill And Other Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

Note 4—Goodwill and Other Intangible Assets

The following table sets forth changes in our goodwill and other intangible assets for the nine months ended September 30, 2011.

	Amortizing Intangible Assets	Non-Amortizing Intangible Assets
(In millions)		Goodwill	Other
Balance at December 31, 2010	$1,235.1	$3,420.9	$3,476.7
Acquisitions	85.4	53.1	22.7
Amortization Expense	(117.7)	—	—
Other, including foreign currency translation	0.1	(1.0)	0.9

Balance at September 30, 2011	$1,202.9	$3,473.0	$3,500.3

The following table provides the gross carrying value and accumulated amortization for each major class of intangible assets other than goodwill:

	September 30, 2011				December 31, 2010
(In millions)	Weighted Average Remaining Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Amortizing intangible assets
Customer relationships	8.4	$1,456.9	$(461.0)	$995.9	$1,456.9	$(366.5)	$1,090.4
Contract rights	3.1	192.6	(96.8)	95.8	132.5	(85.6)	46.9
Patented technology	4.5	118.9	(43.0)	75.9	93.5	(34.1)	59.4
Gaming rights	13.0	42.8	(9.6)	33.2	42.8	(7.6)	35.2
Trademarks	1.3	7.8	(5.7)	2.1	7.8	(4.6)	3.2

		$1,819.0	$(616.1)	1,202.9	$1,733.5	$(498.4)	1,235.1

Non-amortizing intangible assets
Trademarks				1,916.7			1,916.7
Gaming rights				1,583.6			1,560.0

				3,500.3			3,476.7

Total intangible assets other than goodwill				$4,703.2			$4,711.8

The aggregate amortization of intangible assets for the nine months ended September 30, 2011 was $117.7 million. Estimated annual amortization expense for the years ending December 31, 2011, 2012, 2013, 2014, 2015 and thereafter is $161.5 million, $163.2 million, $160.9 million, $145.5 million, $142.3 million and $547.2 million, respectively.

We have completed a preliminary annual impairment assessment of goodwill and other non-amortizing intangible assets as of September 30, 2011, and did not record any impairment charges as a result of this assessment. We are not able to finalize our assessment until such time as we finalize the Company's 2012 operating plan and certain other assumptions, which we expect to complete during fourth quarter 2011. Changes to the preliminary 2012 operating plan or other assumptions could require us to update our assessment, which could result in an impairment charge.

For our preliminary assessment, we determined the estimated fair value of each reporting unit as a function, or multiple, of earnings before interest, taxes, depreciation and amortization ("EBITDA"), combined with estimated future cash flows discounted at rates commensurate with the Company's capital structure and the prevailing borrowing rates within the casino industry in general. Both EBITDA multiples and discounted cash flows are common measures used to value and buy or sell cash-intensive businesses such as casinos. We determine the estimated fair values of our non-amortizing intangible assets by primarily using the Relief From Royalty Method and Excess Earnings Method under the income approach.

Note 5—Goodwill and Other Intangible Assets

We account for our goodwill and other intangible assets in accordance with ASC 350, "Intangible Assets—Goodwill and Other," which provides guidance regarding the recognition and measurement of intangible assets and requires at least annual assessments for impairment of intangible assets that are not subject to amortization.

The following table sets forth changes in our goodwill:

(In millions)
Balance at December 31, 2008	$4,902.2
Additions or adjustments	—
Impairments of goodwill	(1,445.3)

Balance at December 31, 2009	3,456.9
Additions or adjustments	56.0
Impairments of goodwill	(92.0)

Balance at December 31, 2010	$3,420.9

In March 2010, the Company paid $19.5 million to a former owner of Chester Downs for resolution of the final contingency associated with the Company's purchase of additional interest in this property. This payment was recorded as goodwill. The acquisitions of Planet Hollywood and Thistledown Racetrack also added $36.5 million in goodwill during 2010.

During the fourth quarter of each year, we perform annual assessments for impairment of goodwill and other intangible assets that are not subject to amortization as of September 30. We perform assessments for impairment of goodwill and other intangible assets more frequently if impairment indicators exist. For our assessment, we determine the estimated fair value of each reporting unit as a function, or multiple, of EBITDA, combined with estimated future cash flows discounted at rates commensurate with the Company's capital structure and the prevailing borrowing rates within the casino industry in general. Both EBITDA multiples and discounted cash flows are common measures used to value and buy or sell cash-intensive businesses such as casinos. We determine the estimated fair values of our non-amortizing intangible assets by using the relief from royalty and excess earnings methods under the income approach.

In 2010, due to weak economic conditions in certain gaming markets in which we operate, we performed an interim assessment of goodwill and other non-amortizing intangible assets for impairment in the second quarter. This analysis resulted in an impairment charge of $100.0 million. During the third quarter, we completed a preliminary annual assessment of goodwill and other non-amortizing intangible assets as of September 30, which resulted in an impairment charge of $44.0 million. We finalized our annual assessment during fourth quarter, and as a result of the final assessment, we recorded an impairment charge of $49.0 million, which brought the aggregate charges recorded for the year ended December 31, 2010 to $193.0 million. These impairment charges were primarily a result of adjustments to our long-term operating plan.

In 2009, due to the relative impact of weak economic conditions on certain properties in the Las Vegas market, we performed an interim assessment of goodwill and other non-amortizing intangible assets for impairment during the second quarter. This analysis resulted in an impairment charge of $297.1 million. During the third quarter, we completed a preliminary annual assessment of goodwill and other non-amortizing intangible assets as of September 30, which resulted in an impairment charge of $1,328.6 million. We finalized our annual assessment during fourth quarter, and as a result of the final assessment, we recorded an impairment charge of $12.3 million, which brought the aggregate charges recorded for the year ended December 31, 2009 to $1,638.0 million. These impairment charges were primarily a result of adjustments to our long-term operating plan as a result of the then-current economic climate.

Since the date of the Acquisition, we have recorded aggregate impairment charges to goodwill of $6,075.2 million.

The table below summarizes our impairment charges for goodwill and other non-amortizing intangible assets:

	Successor			Predecessor
(In millions)	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Goodwill	$92.0	$1,445.3	$4,537.9	$—
Trademarks	20.0	106.7	687.0	—
Gaming rights and other	81.0	86.0	264.7	—

Total impairment of goodwill and other non-amortizing intangible assets	$193.0	$1,638.0	$5,489.6	$—

The following table provides the gross carrying value and accumulated amortization for each major class of intangible assets other than goodwill:

	December 31, 2010				December 31, 2009
(In millions)	Weighted Average Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Amortizing intangible assets
Customer relationships	8.9	$1,456.9	$(366.5)	$1,090.4	$1,454.5	$(240.8)	$1,213.7
Contract rights	3.8	132.5	(85.6)	46.9	130.1	(66.5)	63.6
Patented technology	5.1	93.5	(34.1)	59.4	93.5	(22.4)	71.1
Gaming rights	13.5	42.8	(7.6)	35.2	42.8	(5.0)	37.8
Trademarks	2.1	7.8	(4.6)	3.2	7.8	(3.0)	4.8

		$1,733.5	$(498.4)	1,235.1	$1,728.7	$(337.7)	1,391.0

Non-amortizing intangible assets
Trademarks				1,916.7			1,937.0
Gaming rights				1,560.0			1,623.3

				3,476.7			3,560.3

Total intangible assets other than goodwill				$4,711.8			$4,951.3

In June 2010, the Company paid $16.5 million to the State of Pennsylvania for the right to operate table games at Harrah's Chester. This payment was recorded as a non-amortizing intangible asset.

The aggregate amortization expense for those intangible assets that continue to be amortized was $160.8 million for the year ended December 31, 2010, $174.8 million for the year ended December 31, 2009, $162.9 million for the period from January 28, 2008 through December 31, 2008, and $5.5 million for the period from January 1, 2008 through January 27, 2008. Estimated annual amortization expense for the years ending December 31, 2011, 2012, 2013, 2014, 2015 and thereafter is $156.2 million, $154.9 million, $152.5 million, $142.3 million, $142.3 million and $486.8 million, respectively.

Detail Of Accrued Expenses	12 Months Ended
Dec. 31, 2010
Detail Of Accrued Expenses [Abstract]
Detail Of Accrued Expenses

Note 6—Detail of Accrued Expenses

Accrued expenses consisted of the following as of December 31:

(In millions)	2010	2009
Self-insurance claims and reserves	$215.7	$209.6
Payroll and other compensation	213.6	226.0
Accrued taxes	133.2	149.3
Total Rewards liability	57.7	53.2
Other accruals	454.1	436.7

	$1,074.3	$1,074.8

Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt [Abstract]
Debt

Note 5—Debt

The following table presents our outstanding debt as of September 30, 2011 and December 31, 2010:

Detail of Debt (dollars in millions)	Final Maturity		Rate(s) at Sept. 30, 2011	Face Value at Sept. 30, 2011	Book Value at Sept. 30, 2011	Book Value at Dec. 31, 2010
Credit Facilities
Term Loans B1 – B3	2015		3.23%-3.37%	$5,003.9	$5,003.9	$5,815.1
Term Loan B4	2016		9.50%	982.5	962.9	968.3
Term Loan B5	2018		4.50%	1,222.7	1,218.0	—
Revolving Credit Facility	2014		—	—	—	—
Secured Debt
Senior Secured Notes	2017		11.25%	2,095.0	2,053.4	2,049.7
CMBS financing	2015	*	3.21%	5,031.5	5,025.7	5,182.3
Second-Priority Senior Secured Notes	2018		12.75%	750.0	741.9	741.3
Second-Priority Senior Secured Notes	2018		10.0%	4,553.1	2,104.1	2,033.3
Second-Priority Senior Secured Notes	2015		10.0%	214.8	162.0	156.2
Chester Downs term loan	2016		12.375%	233.2	224.2	237.5
PHW Las Vegas Senior Secured Loan	2015	**	3.09%	517.7	427.5	423.8
Linq/Octavius Senior Secured Loan	2017		9.25%	450.0	445.7	—
Other	Various		4.25%-6.0%	0.2	0.2	1.4
Subsidiary-guaranteed Debt
Senior Notes	2016		10.75%	478.6	478.6	478.6
Senior PIK Toggle Notes	2018		10.75%/11.5%	8.6	8.6	10.5
Unsecured Senior Debt
5.375%	2013		5.375%	125.2	106.8	101.6
7.0%	2013		7.0%	0.6	0.6	0.6
5.625%	2015		5.625%	364.5	283.3	273.9
6.5%	2016		6.5%	248.7	188.2	183.8
5.75%	2017		5.75%	153.7	105.9	105.5
Floating Rate Contingent Convertible Senior Notes	2024		0.303%	0.2	0.2	0.2
Other Unsecured Borrowings
5.3% special improvement district bonds	2035		5.3%	65.7	65.7	67.1
Other	Various		Various	1.0	1.0	1.0
Capitalized Lease Obligations
Various	to 2020		6.42%-9.8%	12.2	12.2	9.4

Total debt				22,513.6	19,620.6	18,841.1
Current portion of long-term debt				(45.5)	(45.5)	(55.6)

Long-term debt				$22,468.1	$19,575.1	$18,785.5

*	We are permitted to extend the maturity of the CMBS Loans from 2013 to 2015, subject to satisfying certain conditions, in connection with the amendment to the CMBS Facilities
**	On October 26, 2011, we notified the lenders of our intent to exercise the option to extend the PHW Las Vegas senior secured loan to 2013. The loan contains an additional extension option to move its maturity from 2013 to 2015, subject to certain conditions.

As of September 30, 2011, book values are presented net of unamortized discounts, net of premiums, of $2,892.9 million. Book values as of December 31, 2010 are presented net of unamortized discounts of $3,006.6 million.

Our current maturities of debt include required interim principal payments on each of our Term Loans, our Chester Downs term loans, and the special improvement district bonds. The PHW Las Vegas senior secured loan has not been included in current maturities of debt as of September 30, 2011 based upon the Company's notification to the lenders to exercise its option to extend the maturity of this loan.

Credit Agreement

In connection with the Acquisition, CEOC entered into the senior secured credit facilities (the "Credit Facilities.") This financing is neither secured nor guaranteed by Caesars Entertainment's other direct, wholly-owned subsidiaries, including the subsidiaries that own properties that are security for the CMBS Financing (as defined below).

On May 20, 2011, CEOC amended its Credit Facilities to, among other things: (i) allow CEOC to buy back loans from individual lenders at negotiated prices at any time, which may be less than par, (ii) allow CEOC to extend the maturity of term loans or revolving commitments, as applicable, and for CEOC to otherwise modify the terms of loans or revolving commitments in connection with such an extension and (iii) modify certain other provisions of the credit facilities. CEOC also extended its Credit Facilities by (i) converting $799.4 million of B-1, B-2 and B-3 term loans held by consenting lenders to B-5 term loans with an extended maturity date of January 28, 2018 and a higher interest rate with respect to such extended term loans (the "Extended Term Loans") and (ii) converting $423.3 million of revolver commitments held by consenting lenders to Extended Term Loans.

As of September 30, 2011, our Credit Facilities provide for senior secured financing of up to $8,415.9 million, consisting of (i) senior secured term loan facilities in an aggregate principal amount of $7,209.1 million with $5,003.9 million maturing on January 28, 2015, $982.5 million maturing on October 31, 2016 (the $982.5 million borrowing defined as the "Incremental Loans") and $1,222.7 million maturing on January 28, 2018 and (ii) a senior secured revolving credit facility in an aggregate principal amount of up to $1,206.8 million, maturing January 28, 2014, including both a letter of credit sub-facility and a swingline loan sub-facility. The term loans under the Credit Facilities require scheduled quarterly payments of $5.9 million, with the balance due at maturity. A total of $7,209.1 million face amount of borrowings were outstanding under the Credit Facilities as of September 30, 2011, with $126.6 million of the revolving credit facility committed to outstanding letters of credit. After consideration of these borrowings and letters of credit, $1,080.2 million of additional borrowing capacity was available to the Company under its revolving credit facility as of September 30, 2011.

CMBS Financing

The properties securing our commercial mortgage-backed securities ("CMBS properties") originally borrowed $6,500.0 million of CMBS financing (the "CMBS Financing"). The CMBS Financing is secured by the assets of the CMBS properties and certain aspects of the financing are guaranteed by Caesars Entertainment. The CMBS properties are Harrah's Las Vegas, Rio, Flamingo Las Vegas, Harrah's Atlantic City, Paris Las Vegas and Harrah's Laughlin.

On August 31, 2010, we executed an agreement with the lenders to amend the terms of our CMBS Financing to, among other things, (i) provide our subsidiaries that are borrowers under the CMBS mortgage loan and/or related mezzanine loans ("CMBS Loans") the right to extend the maturity of the CMBS Loans, subject to certain conditions, by up to two years until February 2015, (ii) amend certain terms of the CMBS Loans with respect to reserve requirements, collateral rights, property release prices and the payment of management fees, (iii) provide for ongoing mandatory offers to repurchase CMBS Loans using excess cash flow from the CMBS properties at discounted prices, (iv) provide for the amortization of the mortgage loan in certain minimum amounts upon the occurrence of certain conditions and (v) provide for certain limitations with respect to the amount of excess cash flow from the CMBS properties that may be distributed to us. Any CMBS Loan purchased pursuant to the amendments will be canceled.

Pursuant to the terms of the amendment as initially agreed to in March, 2010, we agreed to pay lenders selling CMBS Loans during the fourth quarter 2009 an additional $47.4 million for their loans previously sold, to be paid no later than December 31, 2010. This additional liability was recorded as a loss on early extinguishment of debt during the first quarter of 2010 and was paid during the fourth quarter of 2010.

In June 2010, we purchased $46.6 million face value of CMBS Loans for $22.6 million, recognizing a net gain on the transaction of approximately $23.3 million during the second quarter of 2010. In September 2010, in connection with the execution of the amendment, we purchased $123.8 million face value of CMBS Loans for $37.1 million, of which $31.0 million was paid at the closing of the CMBS amendment, and the remainder of which was paid during fourth quarter 2010. We recognized a pre-tax gain on the transaction of approximately $77.4 million, net of deferred finance charges.

In December 2010, we purchased $191.3 million of face value of CMBS Loans for $95.6 million, recognizing a pre-tax gain of $66.9 million, net of deferred finance charges.

In March 2011, we purchased $108.1 million of face value of CMBS Loans for $73.5 million, recognizing a pre-tax gain of $33.2 million, net of deferred finance charges.

In April 2011, we purchased $50.0 million of face value of CMBS Loans for $35.0 million, recognizing a pre-tax gain of $14.3 million, net of deferred finance charges.

As part of the amended CMBS Loan Agreement, in order to extend the maturity of the CMBS Loans under the extension option, we are required to extend our interest rate cap agreement to cover the two years of extended maturity of the CMBS Loans, with a maximum aggregate purchase price for such extended interest rate cap for $5.0 million. We funded the $5.0 million obligation on September 1, 2010 in connection with the closing of the amendment to the CMBS Loan Agreement.

PHW Las Vegas senior secured loan

In February 2010, CEOC acquired 100% of the equity interests of PHW Las Vegas, which owns the Planet Hollywood Resort and Casino located in Las Vegas, Nevada. In connection with this transaction, PHW Las Vegas assumed a $554.3 million, face value, senior secured loan, and a subsidiary of CEOC canceled certain debt issued by PHW Las Vegas' predecessor entities. The outstanding amount is secured by the assets of PHW Las Vegas, and is non-recourse to other subsidiaries of the Company.

In connection with the transaction and the assumption of debt, PHW Las Vegas entered into the Amended and Restated Loan Agreement with Wells Fargo Bank, N.A., as trustee for The Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-TFL2 ("Lender"). On October 26, 2011, we notified the lenders of our intent to exercise the option to extend the PHW Las Vegas senior secured loan to 2013. The loan contains an additional extension option (subject to certain conditions,) which if exercised, would extend its maturity until April 2015. PHW Las Vegas is an unrestricted subsidiary of CEOC and therefore not a borrower under CEOC's Credit Facilities. A subsidiary of CEOC manages the property for PHW Las Vegas for a fee.

PHW Las Vegas may, at its option, voluntarily prepay the loan in whole or in part upon twenty (20) days prior written notice to Lender. PHW Las Vegas is required to prepay the loan in (i) the amount of any insurance proceeds received by Lender for which Lender is not obligated to make available to PHW Las Vegas for restoration in accordance with the terms of the Amended and Restated Loan Agreement, (ii) the amount of any proceeds received from the operator of the timeshare property adjacent to the Planet Hollywood Resort and Casino, subject to the limitations set forth in the Amended and Restated Loan Agreement and (iii) the amount of any excess cash remaining after application of the cash management provisions of the Amended and Restated Loan Agreement.

Octavius and Linq Projects

On April 25, 2011, the Company, together with certain indirect wholly-owned subsidiaries of CEOC (the "Borrowers") entered into a credit agreement (the "Credit Agreement") pursuant to which the Borrowers incurred financing to complete the Development. The Credit Agreement provides for a $450.0 million senior secured term facility (the "Term Facility") with a six-year maturity, which is secured by all material assets of the Borrowers. The proceeds of the Term Facility were funded during the second quarter and are included as restricted cash on the Company's balance sheet. These funds will be used by the Borrowers to finance the Development and to pay fees and expenses incurred in connection with the Term Facility and the transactions related thereto.

As a condition to the provision of the Term Facility, the Company provided a completion guarantee (the "Completion Guaranty") with respect to the Development, which guarantees completion of the construction of the Development, availability of contemplated working capital and receipt of material permits and licenses necessary to open and operate the Development. The maximum liability of the Company under the completion guarantee is $25.0 million in respect of Project Octavius and $75.0 million in respect of Project Linq.

In connection with the Development and the Term Facility, the Company has contributed the existing Octavius Tower and related assets to one of the Borrowers, the book value of which was $317.2 million. In August 2011, the Company completed the contribution of the existing O'Shea's casino (adjacent to the Flamingo Las Vegas) and related real property and other assets comprising the components of Project Linq to one of the Borrowers, the book value of which was $297.9 million. In connection with Project Octavius, one of the Borrowers leases the Octavius Tower to a wholly-owned subsidiary of CEOC. Upon completion of Project Linq, one of the Borrowers will lease the gaming space in Project Linq to a wholly-owned subsidiary of CEOC. The total lease payments will be $50.0 million annually once the Development is open. CEOC has guaranteed certain of the obligations of the lessees under the Project Octavius and Project Linq leases described above.

Pursuant to the Credit Agreement, the Company is required to make cash contributions to the Borrowers from time to time to fund a total equity commitment to the Development of $76.0 million. In addition, from time to time, the Company may be required to make additional cash contributions to the Borrowers to fund certain portions of the Development upon the occurrence of certain conditions. In addition to potential contributions pursuant to the Completion Guaranty, the Company has guaranteed all payments of interest under the Term Facility until the commencement of operations of the Octavius Tower and Project Linq and guaranteed the performance of the Borrowers of the first lien leverage ratio maintenance covenant (the "Performance Guarantee") by agreeing, upon certain conditions, to make cash equity contributions to the Borrowers from time to time pursuant to the terms of the Term Facility. The maximum liability of the Company under the performance guarantee is $50.0 million. Except in the circumstances described above, neither the Company nor CEOC has any material obligations under the Term Facility, and the Term Facility is non-recourse to the Company or CEOC.

The Credit Agreement requires that the Borrowers maintain certain reserve funds in respect of furniture, fixtures, and equipment, capital improvements, interest service, taxes and insurance. Amounts deposited into the specified reserve funds represent restricted cash. In addition the Credit Agreement requires up to 50.0 percent of excess cash flow (as defined in the agreement), depending on the Senior Secured Leverage Ratio for that period, be applied to prepay the Term Facility.

Other Financing Transactions

On October 8, 2010, Chester Downs and Marina LLC ("Chester Downs"), a majority-owned subsidiary of CEOC and owner of Harrah's Chester, amended its existing senior secured term loan facility to obtain an additional $40.0 million term loan. The additional loan has substantially the same terms as the existing term loan with respect to interest rates, maturity and security.

Exchange Offers, Debt Purchases and Open Market Purchases

From time to time, we may retire portions of our outstanding debt in open market purchases, privately negotiated transactions or otherwise. These purchases will be funded through available cash from operations and from our established debt programs. Such purchases are dependent on prevailing market conditions, the Company's liquidity requirements, contractual restrictions and other factors.

Issuances and Redemptions

During the second quarter of 2010, CEOC completed the offering of $750.0 million aggregate principal amount of 12.75 percent second-priority senior secured notes due 2018 and used the proceeds of this offering to redeem or repay the following outstanding debt:

Debt (dollars in millions)	Maturity	Interest Rate	Face Value
5.5% Senior Notes	2010	5.5%	$191.6
8.0% Senior Notes	2011	8.0%	13.2
8.125% Senior Subordinated Notes	2011	8.125%	12.0
Revolving Credit Facility	2014	3.23%—3.25%	525.0

In connection with the retirement of the outstanding senior and senior subordinated notes above, CEOC recorded a pre-tax loss of $4.7 million during the second quarter of 2010.

In June, 2010, Caesars Entertainment announced an agreement under which affiliates of each of Apollo, TPG and Paulson were to exchange approximately $1,118.3 million face amount of debt for approximately 15.7 percent of the common equity of Caesars Entertainment, subject to regulatory approvals and certain other conditions. In connection with the transaction, the Sponsors and Paulson purchased approximately $835.4 million, face amount, of CEOC notes that were held by another subsidiary of Caesars Entertainment for aggregate consideration of approximately $557.0 million, including accrued interest. The notes that were purchased, together with $282.9 million face amount of notes they had previously acquired, were exchanged for equity in the fourth quarter of 2010. The notes exchanged for equity are held by a subsidiary of Caesars Entertainment and remain outstanding for purposes of CEOC. The exchange was accounted for as an equity transaction.

Interest and Fees

Borrowings under the Credit Facilities, other than borrowings under the Incremental Loans and the Extended Term Loans, bear interest at a rate equal to the then-current LIBOR rate or at a rate equal to the alternate base rate, in each case plus an applicable margin. As of September 30, 2011, the Credit Facilities, other than borrowings under the Incremental Loans and the Extended Term Loans, bore interest at LIBOR plus 300 basis points for the term loans. The revolver loan bore interest at LIBOR plus 300 basis points or the alternate base rate plus 200 basis points. The swingline loan bore interest at the alternate base rate plus 150 basis points.

Borrowings under the Incremental Loans bear interest at a rate equal to either the alternate base rate or the greater of (i) the then-current LIBOR rate or (ii) 2.0 percent; in each case plus an applicable margin. At September 30, 2011, borrowings under the Incremental Loans bore interest at the minimum base rate of 2.0 percent, plus 750 basis points.

Borrowings under the Extended Term Loans bear interest at a rate equal to either the alternate base rate or the then-current LIBOR rate, plus an applicable margin. At September 30, 2011, borrowings under the Extended Term Loans bore interest at LIBOR plus 425 basis points.

In addition, on a quarterly basis, we are required to pay each lender (i) a commitment fee in respect of any unborrowed amounts under the revolving credit facility and (ii) a letter of credit fee in respect of the aggregate face amount of outstanding letters of credit under the revolving credit facility. As of September 30, 2011, the Credit Facilities bore a commitment fee for unborrowed amounts of 50 basis points.

We make monthly interest payments on our CMBS Financing. Our Senior Secured Notes, including the Second-Priority Senior Secured Notes, and our unsecured debt, which is fixed rate debt, have semi-annual interest payments, with the majority of those payments on June 15 and December 15.

The amount outstanding under the PHW Las Vegas senior secured loan bears interest, payable to third party lenders on a monthly basis, at a rate per annum equal to LIBOR plus 2.859 percent. Interest only participations of PHW Las Vegas bear interest at a fixed rate equal to $7.3 million per year, payable to the subsidiary of CEOC that owns such participations.

The Linq/Octavius Term Facility bears interest at a rate equal to either the alternate base rate, plus an applicable margin or the greater of (i) the then-current LIBOR rate or (ii) 1.25 percent, in each case plus an applicable margin. At September 30, 2011, borrowings under the agreement bore interest at 1.25 percent, plus 800 basis points.

Collateral and Guarantors

CEOC's Credit Facilities are guaranteed by Caesars Entertainment, and are secured by a pledge of CEOC's capital stock, and by substantially all of the existing and future property and assets of CEOC and its material, wholly-owned domestic subsidiaries, including a pledge of the capital stock of CEOC's material, wholly-owned domestic subsidiaries and 65.0 percent of the capital stock of the first-tier foreign subsidiaries, in each case subject to exceptions. The following casino properties have mortgages under the Credit Facilities:

Las Vegas	Atlantic City	Louisiana/Mississippi	Iowa/Missouri
Caesars Palace	Bally's Atlantic City	Harrah's New Orleans	Harrah's St. Louis
Bally's Las Vegas	Caesars Atlantic City	(Hotel only)	Harrah's Council Bluffs
Imperial Palace	Showboat Atlantic City	Harrah's Louisiana Downs	Horseshoe Council Bluffs/
Bill's Gamblin' Hall & Saloon		Horseshoe Bossier City	Bluffs Run
Harrah's Tunica
Horseshoe Tunica
Tunica Roadhouse Hotel & Casino

Illinois/Indiana	Other Nevada
Horseshoe Southern Indiana	Harrah's Reno
Harrah's Metropolis	Harrah's Lake Tahoe
Horseshoe Hammond	Harveys Lake Tahoe

Additionally, certain undeveloped land in Las Vegas also is mortgaged.

In connection with PHW Las Vegas' Amended and Restated Loan Agreement, Caesars Entertainment entered into a Guaranty Agreement (the "Guaranty") for the benefit of the Lender pursuant to which Caesars Entertainment guaranteed to the Lender certain recourse liabilities of PHW Las Vegas. Caesars Entertainment's maximum aggregate liability for such recourse liabilities is limited to $30.0 million provided that such recourse liabilities of PHW Las Vegas do not arise from (i) events, acts, or circumstances that are actually committed by, or voluntarily or willfully brought about by Caesars Entertainment or (ii) event, acts, or circumstances (regardless of the cause of the same) that provide actual benefit (in cash, cash equivalent, or other quantifiable amount) to the Registrant, to the full extent of the actual benefit received by the Registrant. Pursuant to the Guaranty, Caesars Entertainment is required to maintain a net worth or liquid assets of at least $100.0 million.

Restrictive Covenants and Other Matters

The Credit Facilities require compliance on a quarterly basis with a maximum net senior secured first lien debt leverage test. In addition, the Credit Facilities include negative covenants, subject to certain exceptions, restricting or limiting CEOC's ability and the ability of its restricted subsidiaries to, among other things: (i) incur additional debt; (ii) create liens on certain assets; (iii) enter into sale and lease-back transactions; (iv) make certain investments, loans and advances; (v) consolidate, merge, sell or otherwise dispose of all or any part of its assets or to purchase, lease or otherwise acquire all or any substantial part of assets of any other person; (vi) pay dividends or make distributions or make other restricted payments; (vii) enter into certain transactions with its affiliates; (viii) engage in any business other than the business activity conducted at the closing date of the loan or business activities incidental or related thereto; (ix) amend or modify the articles or certificate of incorporation, by-laws and certain agreements or make certain payments or modifications of indebtedness; and (x) designate or permit the designation of any indebtedness as "Designated Senior Debt."

Caesars Entertainment is not bound by any financial or negative covenants contained in CEOC's credit agreement, other than with respect to the incurrence of liens on and the pledge of its stock of CEOC.

All borrowings under the senior secured revolving credit facility are subject to the satisfaction of customary conditions, including the absence of a default and the accuracy of representations and warranties, and the requirement that such borrowing does not reduce the amount of obligations otherwise permitted to be secured under our new senior secured credit facilities without ratably securing the retained notes.

The PHW Las Vegas senior secured loan requires that the Company maintain certain reserve funds in respect of furniture, fixtures, and equipment, capital improvements, interest service, taxes and insurance. Certain amounts deposited into the specified reserve funds represent restricted cash.

Certain covenants contained in CEOC's credit agreement require the maintenance of a senior first priority secured debt to last twelve months adjusted earnings before interest, taxes, depreciation and amortization adjusted for estimated costs savings yet to be realized ("LTM Adjusted EBITDA—Pro Forma"), as defined in the agreements, ratio ("Senior Secured Leverage Ratio"). Our credit agreement excludes from the Senior Secured Leverage Ratio (a) the $1,375.0 million Original First Lien Notes issued June, 2009 and the $720.0 million Additional First Lien Notes issued on September, 2009 and (b) up to $350.0 million aggregate principal amount of consolidated debt of subsidiaries that are not wholly owned subsidiaries. Certain covenants contained in CEOC's credit agreement governing its senior secured credit facilities, the indenture and other agreements governing CEOC's 10.0 percent Second-Priority Senior Secured Notes due 2015 and 2018, and our first lien notes restrict our ability to take certain actions such as incurring additional debt or making acquisitions if we are unable to meet defined Adjusted EBITDA to Fixed Charges, senior secured debt to LTM Adjusted EBITDA—Pro Forma and consolidated debt to LTM Adjusted EBITDA—Pro Forma ratios. The covenants that restrict additional indebtedness and the ability to make future acquisitions require an LTM Adjusted EBITDA—Pro Forma to Fixed Charges ratio (measured on a trailing four-quarter basis) of 2.0:1.0. Failure to comply with these covenants can result in limiting our long-term growth prospects by hindering our ability to incur future indebtedness or grow through acquisitions.

The CMBS Financing includes negative covenants, subject to certain exceptions, restricting or limiting the ability of the borrowers and operating companies under the CMBS Financing to, among other things: (i) incur additional debt; (ii) create liens on assets; (iii) make certain investments, loans and advances; (iv) consolidate, merge, sell or otherwise dispose of all or any part of its assets or to purchase, lease or otherwise acquire all or any substantial part of assets of any other person; (v) enter into certain transactions with its affiliates; (vi) engage in any business other than the ownership of the properties and business activities ancillary thereto; and (vi) amend or modify the articles or certificate of incorporation, by-laws and certain agreements.

The CMBS Financing also includes affirmative covenants that require the CMBS properties to, among other things, maintain the borrowers as "special purpose entities", maintain certain reserve funds in respect of furniture, fixtures, and equipment, taxes, and insurance, and comply with other customary obligations for CMBS real estate financings. Amounts deposited into the specified reserve funds represent restricted cash.

In addition, the CMBS Financing obligates the CMBS properties to apply excess cash flow in certain specified manners, depending on the outstanding principal amount of various tranches of the CMBS loans and other factors. These obligations will limit the amount of excess cash flow from the CMBS properties that may be distributed to Caesars Entertainment. For example, the CMBS properties are required to use 100.0 percent of excess cash flow to make ongoing mandatory offers on a quarterly basis to purchase CMBS mezzanine loans at discounted prices from the holders thereof. To the extent such offers are accepted, such excess cash flow will need to be so utilized and will not be available for distribution to Caesars Entertainment. To the extent such offers are not accepted with respect to any fiscal quarter, the amount of excess cash flow that may be distributed to Caesars Entertainment is limited to 85.0 percent of excess cash flow with respect to such quarter. In addition, the CMBS Financing provides that once the aggregate principal amount of the CMBS mezzanine loans is less than or equal to $625.0 million, the mortgage loan will begin to amortize on a quarterly basis in an amount equal to the greater of 100.0 percent of excess cash flow for such quarter and $31.3 million. If the CMBS mortgage loan begins to amortize, the excess cash flow from the CMBS properties will need to be applied to such amortization and will not be available for distribution to Caesars Entertainment.

Note 7—Debt

The following table presents our outstanding debt as of December 31, 2010 and 2009:

Detail of Debt (dollars in millions)	Final Maturity	Rate(s) at Dec. 31, 2010	Face Value at Dec. 31, 2010	Book Value at Dec. 31, 2010	Book Value at Dec. 31, 2009
Credit Facilities and Secured Debt
Term Loans B1 – B3	2015	3.29%-3.30%	$5,815.1	$5,815.1	$5,835.3
Term Loans B4	2016	9.5%	990.0	968.3	975.3
Revolving Credit Facility	2014	3.23%-3.75%	—	—	427.0
Senior Secured Notes	2017	11.25%	2,095.0	2,049.7	2,045.2
CMBS financing	2015*	3.25%	5,189.6	5,182.3	5,551.2
Second-Priority Senior Secured Notes	2018	12.75%	750.0	741.3	—
Second-Priority Senior Secured Notes	2018	10.0%	4,553.1	2,033.3	1,959.1
Second-Priority Senior Secured Notes	2015	10.0%	214.8	156.2	150.7
Secured debt	2010	6.0%	—	—	25.0
Chester Downs term loan	2016	12.375%	248.4	237.5	217.2
PHW Las Vegas senior secured loan	2015**	3.12%	530.5	423.8	—
Other	Various	4.25%-6.0%	1.4	1.4	—
Subsidiary-guaranteed debt
Senior Notes, including senior interim loans	2016	10.75%	478.6	478.6	478.6
Senior PIK Toggle Notes, including senior interim loans	2018	10.75%/11.5%	10.5	10.5	9.4
Unsecured Senior Debt
5.5%	2010	5.5%	—	—	186.9
8.0%	2011	8.0%	—	—	12.5
5.375%	2013	5.375%	125.2	101.6	95.5
7.0%	2013	7.0%	0.6	0.6	0.7
5.625%	2015	5.625%	364.6	273.9	319.5
6.5%	2016	6.5%	248.7	183.8	251.9
5.75%	2017	5.75%	153.9	105.5	151.3
Floating Rate Contingent Convertible Senior Notes	2024	0.51%	0.2	0.2	0.2
Unsecured Senior Subordinated Notes
7.875%	2010	7.875%	—	—	142.5
8.125%	2011	8.125%	—	—	11.4
Other Unsecured Borrowings
5.3% special improvement district bonds	2035	5.3%	67.1	67.1	68.4
Other	Various	Various	1.0	1.0	18.1
Capitalized Lease Obligations
6.42%-9.8%	to 2020	6.42%-9.8%	9.4	9.4	10.2

Total debt			21,847.7	18,841.1	18,943.1
Current portion of long-term debt			(57.0)	(55.6)	(74.3)

Long-term debt			$21,790.7	$18,785.5	$18,868.8

*	We are permitted to extend the maturity of the CMBS Loans from 2013 to 2015, subject to satisfying certain conditions, in connection with the amendment to the CMBS Facilities
**	The Planet Hollywood Las Vegas senior secured loan is subject to extension options moving its maturity from 2011 to 2015, subject to certain conditions

Book values of debt as of December 31, 2010 are presented net of unamortized discounts of $3,006.6 million. As of December 31, 2009, book values are presented net of unamortized discounts of $3,108.9 million and unamortized premiums of $0.1 million.

Our current maturities of debt include required interim principal payments on each of our Term Loans, our Chester Downs term loan, and the special improvement district bonds.

As of December 31, 2010, aggregate annual principal maturities for the four years subsequent to 2011 were as follows, assuming all conditions to extending the maturities of the CMBS Financing and the Planet Hollywood Las Vegas senior secured loan are met, and such maturities are extended: 2012, $47.6 million; 2013, $172.6 million; 2014, $45.1 million; and 2015, $12,059.7 million.

Credit Agreement

In connection with the Acquisition, CEOC entered into the senior secured credit facilities (the "Credit Facilities.") This financing is neither secured nor guaranteed by Caesars Entertainment's other direct, wholly-owned subsidiaries, including the subsidiaries that own properties that are security for the CMBS Financing.

As of December 31, 2010, our Credit Facilities provide for senior secured financing of up to $8,435.1 million, consisting of (i) senior secured term loan facilities in an aggregate principal amount of $6,805.1 million with $5,815.1 million maturing on January 20, 2015 and $990.0 million maturing on October 31, 2016, and (ii) a senior secured revolving credit facility in an aggregate principal amount of up to $1,630.0 million, maturing January 28, 2014, including both a letter of credit sub-facility and a swingline loan sub-facility. The term loans under the Credit Facilities require scheduled quarterly payments of $7.5 million, with the balance due at maturity. A total of $6,805.1 million face amount of borrowings were outstanding under the Credit Facilities as of December 31, 2010, with $119.8 million of the revolving credit facility committed to outstanding letters of credit. After consideration of these borrowings and letters of credit, $1,510.2 million of additional borrowing capacity was available to the Company under its revolving credit facility as of December 31, 2010.

CMBS Financing

In connection with the Acquisition, eight of our properties (the "CMBS properties") and their related assets were spun out of Caesars Entertainment Operating Company, Inc., a wholly-owned subsidiary of Caesars Entertainment, to Caesars Entertainment. As of the Acquisition date, the CMBS properties were Harrah's Las Vegas, Rio, Flamingo Las Vegas, Harrah's Atlantic City, Showboat Atlantic City, Harrah's Lake Tahoe, Harveys Lake Tahoe and Bill's Lake Tahoe. The CMBS properties borrowed $6,500 million of CMBS financing (the "CMBS Financing"). The CMBS Financing is secured by the assets of the CMBS properties and certain aspects of the financing are guaranteed by Caesars Entertainment. On May 22, 2008, Paris Las Vegas and Harrah's Laughlin and their related operating assets were spun out of CEOC to Caesars Entertainment and became property secured under the CMBS loans, and Harrah's Lake Tahoe, Harveys Lake Tahoe, Bill's Lake Tahoe and Showboat Atlantic City were transferred to CEOC from Caesars Entertainment as contemplated under the debt agreements effective pursuant to the Acquisition.

On August 31, 2010, we executed an agreement with the lenders to amend the terms of our CMBS Financing to, among other things, (i) provide our subsidiaries that are borrowers under the CMBS mortgage loan and/or related mezzanine loans ("CMBS Loans") the right to extend the maturity of the CMBS Loans, subject to certain conditions, by up to 2 years until February 2015, (ii) amend certain terms of the CMBS Loans with respect to reserve requirements, collateral rights, property release prices and the payment of management fees, (iii) provide for ongoing mandatory offers to repurchase CMBS Loans using excess cash flow from the CMBS entities at discounted prices, (iv) provide for the amortization of the mortgage loan in certain minimum amounts upon the occurrence of certain conditions and (v) provide for certain limitations with respect to the amount of excess cash flow from the CMBS entities that may be distributed to us. Any CMBS Loan purchased pursuant to the amendments will be canceled.

In the fourth quarter of 2009, we purchased $948.8 million of face value of CMBS Loans for $237.2 million. Pursuant to the terms of the amendment as initially agreed to on March 5, 2010, we agreed to pay lenders selling CMBS Loans during the fourth quarter 2009 an additional $47.4 million for their loans previously sold, to be paid no later than December 31, 2010. This additional liability was recorded as a loss on early extinguishment of debt during the first quarter of 2010 and was paid during the fourth quarter of 2010.

In June 2010, we purchased $46.6 million face value of CMBS Loans for $22.6 million, recognizing a net gain on the transaction of approximately $23.3 million during the second quarter of 2010. In September 2010, in connection with the execution of the amendment, we purchased $123.8 million face value of CMBS Loans for $37.1 million, of which $31.0 million was paid at the closing of the CMBS amendment, and the remainder of which was paid during fourth quarter 2010. We recognized a pre-tax gain on the transaction of approximately $77.4 million, net of deferred finance charges.

In December 2010, we purchased $191.3 million of face value of CMBS Loans for $95.6 million, recognizing a pre-tax gain of $66.9 million, net of deferred finance charges.

As part of the amended CMBS Loan Agreement, in order to extend the maturity of the CMBS Loans under the extension option, we are required to extend our interest rate cap agreement to cover the two years of extended maturity of the CMBS Loans, with a maximum aggregate purchase price for such extended interest rate cap for $5.0 million. We funded the $5.0 million obligation on September 1, 2010 in connection with the closing of the CMBS Loan Agreement.

PHW Las Vegas senior secured loan

On February 19, 2010, CEOC acquired 100% of the equity interests of PHW Las Vegas, which owns the Planet Hollywood Resort and Casino located in Las Vegas, Nevada. In connection with this transaction, PHW Las Vegas assumed a $554.3 million, face value, senior secured loan, and a subsidiary of CEOC cancelled certain debt issued by PHW Las Vegas' predecessor entities. The outstanding amount is secured by the assets of PHW Las Vegas, and is non-recourse to other subsidiaries of the Company.

In connection with the transaction and the assumption of debt, PHW Las Vegas entered into the Amended and Restated Loan Agreement with Wells Fargo Bank, N.A., as trustee for The Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-TFL2 ("Lender"). The maturity date for this loan is December 2011, with two extension options (subject to certain conditions), which, if exercised, would extend maturity until April 2015. At December 31, 2010, the loan has been classified as long-term in our Consolidated Balance Sheet because the Company has both the intent and ability to exercise the extension options. PHW Las Vegas is an unrestricted subsidiary of CEOC and therefore not a borrower under CEOC's Credit Facilities. A subsidiary of CEOC manages the property for PHW Las Vegas for a fee.

PHW Las Vegas may, at its option, voluntarily prepay the loan in whole or in part upon twenty (20) days prior written notice to Lender. PHW Las Vegas is required to prepay the loan in (i) the amount of any insurance proceeds received by Lender for which Lender is not obligated to make available to PHW Las Vegas for restoration in accordance with the terms of the Amended and Restated Loan Agreement, (ii) the amount of any proceeds received from the operator of the timeshare property adjacent to the Planet Hollywood Resort and Casino, subject to the limitations set forth in the Amended and Restated Loan Agreement and (iii) the amount of any excess cash remaining after application of the cash management provisions of the Amended and Restated Loan Agreement.

Other Financing Transactions

During 2009, Chester Downs and Marina LLC ("Chester Downs"), a majority-owned subsidiary of CEOC and owner of Harrah's Chester, entered into an agreement to borrow under a senior secured term loan with a principal amount of $230.0 million and borrowed such amount, net of original issue discount. The proceeds of the term loan were used to pay off intercompany debt due to CEOC and to repurchase equity interests from certain minority partners of Chester Downs. As a result of the purchase of these equity interests, CEOC currently owns 95.0% of Chester Downs.

On October 8, 2010, Chester Downs amended its existing senior secured term loan facility to obtain an additional $40.0 million term loan. The additional loan has substantially the same terms as the existing term loan with respect to interest rates, maturity and security. The proceeds of the additional term loans were used for general corporate purposes, including the repayment of indebtedness and capital expenditures.

Exchange Offers, Debt Repurchases and Open Market Purchases

From time to time, we may retire portions of our outstanding debt in open market purchases, privately negotiated transactions or otherwise. These repurchases will be funded through available cash from operations and from our established debt programs. Such repurchases are dependent on prevailing market conditions, the Company's liquidity requirements, contractual restrictions and other factors.

On April 15, 2009, CEOC completed private exchange offers to exchange approximately $3,648.8 million aggregate principal amount of new 10.0% Second-Priority Senior Secured Notes due 2018 for approximately $5,470.1 million principal amount of its outstanding debt due between 2010 and 2018. The new notes are guaranteed by Caesars Entertainment and are secured on a second-priority lien basis by substantially all of CEOC's and its subsidiaries' assets that secure the senior secured credit facilities. In addition to the exchange offers, a subsidiary of Caesars Entertainment paid approximately $96.7 million to purchase for cash certain notes of CEOC with an aggregate principal amount of approximately $522.9 million maturing between 2015 and 2017. The notes purchased pursuant to this tender offer remained outstanding for CEOC but reduce Caesars Entertainment's outstanding debt on a consolidated basis. Additionally, CEOC paid approximately $4.8 million in cash to purchase notes of approximately $24.0 million aggregate principal amount from retail holders that were not eligible to participate in the exchange offers. As a result of the exchange and tender offers, we recorded a pre-tax gain in the second quarter 2009 of approximately $4,023.0 million.

On October 22, 2009, CEOC completed cash tender offers for certain of its outstanding debt securities with maturities in 2010 and 2011. CEOC purchased $4.5 million principal amount of its 5.5% senior notes due 2010, $17.2 million principal amount of its 7.875% senior subordinated notes due 2010, $19.6 million principal amount of its 8.0% senior notes due 2011 and $4.2 million principal amount of its 8.125% senior subordinated notes due 2011 for an aggregate consideration of approximately $44.5 million.

As a result of the receipt of the requisite consent of lenders having loans made under the Senior Unsecured Interim Loan Agreement ("Interim Loan Agreement") representing more than 50% of the sum of all loans outstanding under the Interim Loan Agreement, waivers or amendments of certain provisions of the Interim Loan Agreement to permit CEOC, from time to time, to buy back loans at prices below par from specific lenders in the form of voluntary prepayments of the loans by CEOC on a non-pro rata basis are now operative. Included in the exchanged debt discussed above are approximately $296.9 million of 10.0% Second-Priority Senior Secured Notes that were exchanged for approximately $442.3 million principal amount of loans surrendered in the exchange offer for loans outstanding under the Interim Loan Agreement. As a result of these transactions, all loans outstanding under the Interim Loan Agreement have been retired.

As a result of the 2009 exchange and tender offers, the CMBS Financing repurchases, and purchases of our debt on the open market, we recorded a pre-tax gain in 2009 of $4,965.5 million arising from early extinguishment of debt, comprised as follows:

(In millions)	Year Ended Dec 31, 2009

Face value of CEOC Open Market Purchases:
5.50% due 7/01/2010	$68.0
7.875% due 3/15/2010	111.5
8.00% due 02/01/2011	37.7
8.125% due 05/15/2011	178.2
5.375% due 12/15/2013	87.2
10.75% due 1/28/2016	265.0

Face value of other CEC Subsidiary Open Market Purchases:
5.625% due 06/01/2015	$138.0
5.750% due 06/01/2017	169.0
6.50% due 06/01/2016	24.0

Total Face Value of open market purchases	1,078.6

Cash paid for open market purchases	(657.0)

Net cash gain on purchases	421.6
Write-off of unamortized discounts and debt fees	(167.2)
Gain on CMBS repurchases	688.1
Gain on debt exchanges	4,023.0

Aggregate gains on early extinguishments of debt	$4,965.5

Under the American Recovery and Reinvestment Act of 2009, or the ARRA, the Company will receive temporary federal tax relief under the Delayed Recognition of Cancellation of Debt Income, or CODI, rules. The ARRA contains a provision that allows for a deferral for tax purposes of CODI for debt reacquired in 2009 and 2010, followed by recognition of CODI ratably from 2014 through 2018. In connection with the debt that we reacquired in 2009 and 2010, we have deferred related CODI of $3.6 billion for tax purposes (net of Original Issue Discount (OID) interest expense, some of which must also be deferred to 2014 through 2018 under the ARRA). We are required to include one-fifth of the deferred CODI, net of deferred and regularly scheduled OID, in taxable income each year from 2014 through 2018. For state income tax purposes, certain states have conformed to the Act and others have not.

Issuances and Redemptions

During the second quarter of 2010, CEOC completed the offering of $750.0 million aggregate principal amount of 12.75% second-priority senior secured notes due 2018 and used the proceeds of this offering to redeem or repay the following outstanding debt:

Debt (dollars in millions)	Maturity	Interest Rate	Face Value
5.5% Senior Notes	2010	5.5%	$191.6
8.0% Senior Notes	2011	8.0%	13.2
8.125% Senior Subordinated Notes	2011	8.125%	12.0
Revolving Credit Facility	2014	3.23%-3.25%	525.0

In connection with the retirement of the outstanding senior and senior subordinated notes above, CEOC recorded a pre-tax loss of $4.7 million during the second quarter of 2010.

On June 3, 2010, Caesars announced an agreement under which affiliates of each of Apollo, TPG and Paulson & Co. Inc. ("Paulson") were to exchange approximately $1,118.3 million face amount of debt for approximately 15.7% of the common equity of Caesars Entertainment, subject to regulatory approvals and certain other conditions. In connection with the transaction, Apollo, TPG, and Paulson purchased approximately $835.4 million, face amount, of CEOC notes that were held by another subsidiary of Caesars Entertainment for aggregate consideration of approximately $557.0 million, including accrued interest. The notes that were purchased, together with $282.9 million face amount of notes they had previously acquired, were exchanged for equity in the fourth quarter of 2010. The notes exchanged for equity are held by a subsidiary of Caesars Entertainment and remain outstanding for purposes of CEOC. The exchange was accounted for as an equity transaction. The exchange is further described in Note 9, "Preferred and Common Stock."

Interest and Fees

Borrowings under the Credit Facilities, other than borrowings under the Incremental Loans, bear interest at a rate equal to the then-current LIBOR rate or at a rate equal to the alternate base rate, in each case plus an applicable margin. As of December 31, 2010, the Credit Facilities, other than borrowings under the Incremental Loans, bore interest at LIBOR plus 300 basis points for the term loans and a portion of the revolver loan and 150 basis points over LIBOR for the swingline loan and at the alternate base rate plus 200 basis points for the remainder of the revolver loan.

Borrowings under the Incremental Loans bear interest at a rate equal to either the alternate base rate or the greater of (i) the then-current LIBOR rate or (ii) 2.0%; in each case plus an applicable margin. At December 31, 2010, borrowings under the Incremental Loans bore interest at the minimum base rate of 2.0%, plus 750 basis points.

In addition, on a quarterly basis, we are required to pay each lender (i) a commitment fee in respect of any unborrowed amounts under the revolving credit facility and (ii) a letter of credit fee in respect of the aggregate face amount of outstanding letters of credit under the revolving credit facility. As of December 31, 2010, the Credit Facilities bore a commitment fee for unborrowed amounts of 50 basis points.

We make monthly interest payments on our CMBS Financing. Our Senior Secured Notes, including the Second-Priority Senior Secured Notes, and our unsecured debt have semi-annual interest payments, with the majority of those payments on June 15 and December 15. Our previously outstanding senior secured notes that were retired as part of the exchange offers had semi-annual interest payments on February 1 and August 1 of every year.

The amount outstanding under the PHW Las Vegas senior secured loan bears interest, payable to third party lenders on a monthly basis, at a rate per annum equal to LIBOR plus 1.530%. Interest only participations of PHW Las Vegas bear interest at a fixed rate equal to $7.3 million per year, payable to a subsidiary of Caesars Entertainment Operating Company, Inc. that owns such participations.

Collateral and Guarantors

CEOC's Credit Facilities are guaranteed by Caesars Entertainment, and are secured by a pledge of CEOC's capital stock, and by substantially all of the existing and future property and assets of CEOC and its material, wholly-owned domestic subsidiaries, including a pledge of the capital stock of CEOC's material, wholly-owned domestic subsidiaries and 65% of the capital stock of the first-tier foreign subsidiaries, in each case subject to exceptions. The following casino properties have mortgages under the Credit Facilities:

Las Vegas	Atlantic City	Louisiana/Mississippi	Iowa/Missouri
Caesars Palace	Bally's Atlantic City	Harrah's New Orleans	Harrah's St. Louis
Bally's Las Vegas	Caesars Atlantic City	(Hotel only)	Harrah's Council Bluffs
Imperial Palace	Showboat Atlantic City	Harrah's Louisiana Downs	Horseshoe Council Bluffs/
Bill's Gamblin' Hall & Saloon		Horseshoe Bossier City	Bluffs Run
Harrah's Tunica
Horseshoe Tunica
Tunica Roadhouse Hotel & Casino

Illinois/Indiana	Other Nevada
Horseshoe Southern Indiana	Harrah's Reno
Harrah's Metropolis	Harrah's Lake Tahoe
Horseshoe Hammond	Harveys Lake Tahoe

Additionally, certain undeveloped land in Las Vegas also is mortgaged.

In connection with PHW Las Vegas' Amended and Restated Loan Agreement, Caesars Entertainment entered into a Guaranty Agreement (the "Guaranty") for the benefit of Lender pursuant to which Caesars Entertainment guaranteed to Lender certain recourse liabilities of PHW Las Vegas. Caesars Entertainment's maximum aggregate liability for such recourse liabilities is limited to $30.0 million provided that such recourse liabilities of PHW Las Vegas do not arise from (i) events, acts, or circumstances that are actually committed by, or voluntarily or willfully brought about by Caesars Entertainment or (ii) event, acts, or circumstances (regardless of the cause of the same) that provide actual benefit (in cash, cash equivalent, or other quantifiable amount) to the Registrant, to the full extent of the actual benefit received by the Registrant. Pursuant to the Guaranty, Caesars Entertainment is required to maintain a net worth or liquid assets of at least $100.0 million.

Restrictive Covenants and Other Matters

The Credit Facilities require compliance on a quarterly basis with a maximum net senior secured first lien debt leverage test. In addition, the Credit Facilities include negative covenants, subject to certain exceptions, restricting or limiting CEOC's ability and the ability of its restricted subsidiaries to, among other things: (i) incur additional debt; (ii) create liens on certain assets; (iii) enter into sale and lease-back transactions; (iv) make certain investments, loans and advances; (v) consolidate, merge, sell or otherwise dispose of all or any part of its assets or to purchase, lease or otherwise acquire all or any substantial part of assets of any other person; (vi) pay dividends or make distributions or make other restricted payments; (vii) enter into certain transactions with its affiliates; (viii) engage in any business other than the business activity conducted at the closing date of the loan or business activities incidental or related thereto; (ix) amend or modify the articles or certificate of incorporation, by-laws and certain agreements or make certain payments or modifications of indebtedness; and (x) designate or permit the designation of any indebtedness as "Designated Senior Debt."

Caesars Entertainment is not bound by any financial or negative covenants contained in CEOC's credit agreement, other than with respect to the incurrence of liens on and the pledge of its stock of CEOC.

All borrowings under the senior secured revolving credit facility are subject to the satisfaction of customary conditions, including the absence of a default and the accuracy of representations and warranties, and the requirement that such borrowing does not reduce the amount of obligations otherwise permitted to be secured under our new senior secured credit facilities without ratably securing the retained notes.

Certain covenants contained in CEOC's credit agreement require the maintenance of a senior first priority secured debt to last twelve months (LTM) Adjusted EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization"), as defined in the agreements, ratio ("Senior Secured Leverage Ratio"). The June 3, 2009 amendment and waiver to our credit agreement excludes from the Senior Secured Leverage Ratio (a) the $1,375.0 million Original First Lien Notes issued June 15, 2009 and the $720.0 million Additional First Lien Notes issued on September 11, 2009 and (b) up to $250.0 million aggregate principal amount of consolidated debt of subsidiaries that are not wholly owned subsidiaries. Certain covenants contained in CEOC's credit agreement governing its senior secured credit facilities, the indenture and other agreements governing CEOC's 10.0% Second-Priority Senior Secured Notes due 2015 and 2018, and our first lien notes restrict our ability to take certain actions such as incurring additional debt or making acquisitions if we are unable to meet defined Adjusted EBITDA to Fixed Charges, senior secured debt to LTM Adjusted EBITDA and consolidated debt to LTM Adjusted EBITDA ratios. The covenants that restrict additional indebtedness and the ability to make future acquisitions require an LTM Adjusted EBITDA to Fixed Charges ratio (measured on a trailing four-quarter basis) of 2.0:1.0. Failure to comply with these covenants can result in limiting our long-term growth prospects by hindering our ability to incur future indebtedness or grow through acquisitions.

The indenture governing the 10.75% Senior Notes, 10.75%/11.5% Senior Toggle Notes and the agreements governing the other cash pay debt and PIK toggle debt limit CEOC's (and most of its subsidiaries') ability to among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends or make distributions in respect of our capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) with respect to CEOC only, engage in any business or own any material asset other than all of the equity interest of CEOC so long as certain investors hold a majority of the notes; (vi) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vii) create liens on certain assets to secure debt; (viii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (ix) enter into certain transactions with its affiliates; and (x) designate its subsidiaries as unrestricted subsidiaries. Subject to certain exceptions, the indenture governing the notes and the agreements governing the other cash pay debt and PIK toggle debt will permit us and our restricted subsidiaries to incur additional indebtedness, including secured indebtedness.

We believe we are in compliance with CEOC's credit agreement and indentures, including the Senior Secured Leverage Ratio, as of December 31, 2010. If our LTM Adjusted EBITDA were to decline significantly from the level achieved in 2010, it could cause us to exceed the Senior Secured Leverage Ratio and could be an Event of Default under CEOC's credit agreement. However, we could implement certain actions in an effort to minimize the possibility of a breach of the Senior Secured Leverage Ratio, including reducing payroll and other operating costs, deferring or eliminating certain maintenance, delaying or deferring capital expenditures, or selling assets. In addition, under certain circumstances, our credit agreement allows us to apply the cash contributions received by CEOC as a capital contribution to cure covenant breaches. However, there is no guarantee that such contributions will be able to be secured.

The CMBS Financing includes negative covenants, subject to certain exceptions, restricting or limiting the ability of the borrowers and operating companies under the CMBS Financing (collectively, the "CMBS entities") to, among other things: (i) incur additional debt; (ii) create liens on assets; (iii) make certain investments, loans and advances; (iv) consolidate, merge, sell or otherwise dispose of all or any part of its assets or to purchase, lease or otherwise acquire all or any substantial part of assets of any other person; (v) enter into certain transactions with its affiliates; (vi) engage in any business other than the ownership of the properties and business activities ancillary thereto; and (vi) amend or modify the articles or certificate of incorporation, by-laws and certain agreements. The CMBS Financing also includes affirmative covenants that require the CMBS entities to, among other things, maintain the borrowers as "special purpose entities", maintain certain reserve funds in respect of FF&E, taxes, and insurance, and comply with other customary obligations for CMBS real estate financings. In addition, the CMBS Financing obligates the CMBS entities to apply excess cash flow from the CMBS properties in certain specified manners, depending on the outstanding principal amount of various tranches of the CMBS loans and other factors. These obligations will limit the amount of excess cash flow from the CMBS entities that may be distributed to Caesars Entertainment Corporation. For example, the CMBS entities are required to use 100% of excess cash flow to make ongoing mandatory offers on a quarterly basis to purchase CMBS mezzanine loans at discounted prices from the holders thereof. To the extent such offers are accepted, such excess cash flow will need to be so utilized and will not be available for distribution to Caesars Entertainment Corporation. To the extent such offers are not accepted with respect to any fiscal quarter, the amount of excess cash flow that may be distributed to Caesars Entertainment Corporation is limited to 85% of excess cash flow with respect to such quarter. In addition, the CMBS Financing provides that once the aggregate principal amount of the CMBS mezzanine loans is less than or equal to $625.0 million, the mortgage loan will begin to amortize on a quarterly basis in an amount equal to the greater of 100% of excess cash flow for such quarter and $31.25 million. If the CMBS mortgage loan begins to amortize, the excess cash flow from the CMBS entities will need to be utilized in connection with such amortization and will not be available for distribution to Caesars Entertainment Corporation.

Stock-Based Employee Compensation	9 Months Ended
Sep. 30, 2011
Stock-Based Employee Compensation [Abstract]
Stock-Based Employee Compensation

Note 7—Stock-Based Employee Compensation

Our stock-based compensation expense consists primarily of time-based and performance-based options that have been granted to management, other personnel and key service providers. The Company has recognized compensation expense associated with its stock-based employee compensation programs as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In millions)	2011	2010	2011	2010
Amounts included in:
Corporate expense	$4.1	$1.6	$10.0	$9.2
Property general, administrative and other	3.3	2.3	7.6	7.3

Total Stock-Based Compensation Expense	$7.4	$3.9	$17.6	$16.5

In February 2010, the Human Resources Committee of the Board of Directors of the Company adopted an amendment to the Company's Management Equity Incentive Plan (the "Plan"). The amendment provides for an increase in the available number shares of the Registrant's non-voting common stock for which options may be granted to 4,566,919 shares.

The amendment also revised the vesting hurdles for performance-based options under the Plan. The performance options vest if the return on investment in the Company of TPG, Apollo, and their respective affiliates and co-investors (the "Majority Stockholders") achieve a specified return. Previously, 50.0 percent of the performance-based options vested upon a 2x return and 50.0 percent vested upon a 3x return. The triggers have been revised to 1.5x and 2.5x, respectively. In addition, a pro-rata portion of the 2.5x options will vest if the Majority Stockholders achieve a return on their investment that is greater than 2.0x, but less than 2.5x. The pro-rata portion will increase on a straight line basis from zero to a participant's total number of 2.5x options depending upon the level of returns that the Majority Stockholders realize between 2.0x and 2.5x.

In July, 2011, the Human Resources Committee of the Board of Directors of the Company approved amendments to the Plan and to outstanding stock options which were granted pursuant to the Plan.

As a result of the July 2011 amendments, performance-based options will vest and become exercisable if the return on investment in the Company of the Majority Stockholders reaches at least 2.0 (rather than 2.5, which applied prior to the amendments), and if the Majority Stockholders realize a return of less than 2.0 but equal to or greater than 1.75, a pro-rata portion of such performance based options will vest based on straight line interpolation (collectively, the "Vesting Adjustment").

The exercise price of outstanding 1.5X performance-based options was reduced to $35 per share. All outstanding 2.5X performance options were amended to reflect the Vesting Adjustment described above; however, the exercise price for the outstanding 2.5X, now 2.0X, performance options was not reduced to $35 per share. Additionally, the exercise price for all outstanding time-based options was reduced to $35 per share, with the reduced exercise price being phased in between a four to six year period, depending on grant date, as set forth in each individual award agreement. Prior to the phase in, any vested options may still be exercised at the original exercise price, subject to the terms of the Plan.

As a result of the July 8, 2011 amendments, additional expense of $3.1 million was recognized in the third quarter of 2011. As of September 30, 2011, there was approximately $53.2 million of total unrecognized compensation cost related to stock option grants, which includes the additional unrecognized compensation cost from the July 8, 2011 amendments.

The following is a summary of share-based option activity for the nine months ended September 30, 2011:

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)
Outstanding at December 31, 2010	4,242,002	$80.75	7.7
Options granted	156,669	59.90
Canceled	(384,063)	70.60

Outstanding at September 30, 2011	4,014,608	72.19	6.9

Exercisable at September 30, 2011	1,050,803	$76.97	5.6

The assumptions used to estimate fair value and the resulting estimated fair value of options granted during the nine months ended September 30, 2011 are as follows:

Nine Months Ended September 30, 2011
Expected volatility	70.7%
Expected dividend yield	—
Expected term (in years)	6.21
Risk-free interest rate	2.59%
Weighted average fair value per share of options granted	$30.86

Derivative Instruments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Derivative Instruments [Abstract]
Derivative Instruments

Note 6—Derivative Instruments

Derivative Instruments—Interest Rate Swap Agreements

We use interest rate swaps to manage the mix of our debt between fixed and variable rate instruments. As of September 30, 2011, we have entered into eight interest rate swap agreements for notional amounts totaling $5,750.0 million. The difference to be paid or received under the terms of the interest rate swap agreements is accrued as interest rates change and recognized as an adjustment to interest expense for the related debt. Changes in the variable interest rates to be paid or received pursuant to the terms of the interest rate swap agreements will have a corresponding effect on future cash flows. The major terms of the interest rate swap agreements as of September 30, 2011 are as follows:

Effective Date	Notional Amount (in millions)	Fixed Rate Paid	Variable Rate Received as of Sept. 30, 2011	Next Reset Date	Maturity Date
April 25, 2011	$250.0	1.351%	0.235%	October 25, 2011	January 25, 2015
April 25, 2011	250.0	1.347%	0.235%	October 25, 2011	January 25, 2015
April 25, 2011	250.0	1.350%	0.235%	October 25, 2011	January 25, 2015
January 25, 2011	1,000.0	3.233%	0.253%	October 25, 2011	January 25, 2015
April 25, 2011	1,000.0	3.315%	0.253%	October 25, 2011	January 25, 2015
January 25, 2011	1,000.0	3.915%	0.253%	October 25, 2011	January 25, 2015
April 25, 2011	1,000.0	3.385%	0.253%	October 25, 2011	January 25, 2015
January 25, 2011	1,000.0	3.935%	0.253%	October 25, 2011	January 25, 2015

The variable rate on our interest rate swap agreements did not materially change as a result of the October 25, 2011 reset.

During the second quarter of 2011, the Company completed transactions to amend and extend certain swap contracts. A $1,000.0 million swap was modified to change the fixed payment rate from 4.172 percent and the maturity date from April 25, 2012. Two $2,000.0 million swaps were split into four $1,000.0 million tranches. The terms were modified to change the fixed payment rates from 4.276 percent and 4.263 percent and the maturity dates from April 25, 2013. The amended payment rates and maturity dates are shown in the table above.

In connection with the transactions to amend and extend the swap contracts, we removed the cash flow hedging designation for those swap agreements, freezing the amount of deferred losses recorded in Accumulated Other Comprehensive Loss ("AOCL"). We are amortizing deferred losses from the amend and extend transactions and other amounts previously frozen in AOCL into income over the original remaining term of the hedged forecasted transactions that are still considered to be probable of occurring. For the quarter and nine months ended September 30, 2011, we amortized $20.6 million and $37.0 million, respectively, out of AOCL to interest expense. We will amortize an additional $73.5 million out of AOCL to interest expense over the next twelve months.

During the second quarter of 2011, we re-designated $4,310.1 million of the amended swap contracts as cash flow hedging instruments. To qualify for cash flow hedge accounting, the total designated swap amounts must match the critical terms such as notional amounts, benchmark interest rates and payment dates of the corresponding debt. At September 30, 2011, $5,060.1 million of our total interest rate swap agreements notional amount of $5,750.0 million are designated as hedging instruments for accounting purposes. Any future changes in fair value of the portion of the interest rate swap agreement not designated as a hedging instrument will be recognized in interest expense during the period in which the changes in value occur.

Derivative Instruments—Interest Rate Cap Agreements

In January, 2008, we entered into an interest rate cap agreement to partially hedge the risk of future increases in the variable rate of the CMBS Financing. The CMBS interest rate cap agreement, which was effective in January, 2008 and terminates February 13, 2013, is for a notional amount of $6,500.0 million at a LIBOR cap rate of 4.5 percent. The CMBS interest rate cap was designated as a cash flow hedging instrument for accounting purposes in May, 2008.

In 2009, we began purchasing and extinguishing portions of the CMBS Financing. The hedging relationship between the CMBS Financing and the interest rate cap remained effective subsequent to each debt extinguishment. In connection with the extinguishments, we reclassified deferred losses out of AOCL and into interest expense associated with hedges for which the forecasted future transactions are no longer probable of occurring. The following table summarizes the face value of debt extinguishments and the amount of deferred losses reclassified out of AOCL (in millions):

Extinguishment Date	Debt Extinguished	Deferred Losses Reclassified
June 7, 2010	$46.6	$0.8
September 1, 2010	123.8	1.5
December 13, 2010	191.3	3.3
March 11, 2011	108.1	1.4
April 1, 2011	50.0	0.5

On January 31, 2010, we removed the cash flow hedge designation for the $6,500.0 million interest rate cap, freezing the amount of deferred losses recorded in AOCL associated with the interest rate cap. Beginning February 1, 2010, we began amortizing deferred losses frozen in AOCL into income over the original remaining term of the hedge forecasted transactions that are still probable of occurring. For the quarter and nine months ended September 30, 2011, we recorded $5.2 million and $15.7 million, respectively, as an increase to interest expense. We will record an additional $20.9 million as an increase to interest expense and AOCL over the next twelve months, all related to deferred losses on the interest rate cap.

On January 31, 2010, we re-designated $4,650.2 million of the interest rate cap as a cash flow hedging instrument for accounting purposes. Any future changes in fair value of the portion of the interest rate cap not designated as a hedging instrument will be recognized in interest expense during the period in which the changes in value occur.

In April, 2010, as required under the the PHW Las Vegas Amended and Restated Loan Agreement, we entered into an interest rate cap agreement to partially hedge the risk of future increases in the variable interest rate of the PHW Las Vegas senior secured loan. The interest rate cap agreement is for a notional amount of $554.3 million at a LIBOR cap rate of 5.0 percent, and matures on December 9, 2011. To give proper consideration to the prepayment requirements of the PHW Las Vegas senior secured loan, we designated $525.0 million of the $554.3 million notional amount of the interest rate cap as a cash flow hedging instrument for accounting purposes. On May 1, 2011, we removed the cash flow hedging designation for the interest rate cap agreement. Any subsequent change in fair value is recognized in interest expense during the period in which the change in value occurs.

Derivative Instruments—Impact on Financial Statements

The following table represents the fair values of derivative instruments in the Consolidated Condensed Balance Sheets as of September 30, 2011 and December 31, 2010:

	Asset Derivatives				Liability Derivatives
	September 30, 2011		December 31, 2010		September 30, 2011		December 31, 2010
(In millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments
Interest rate swaps		$—		$—	Accrued expenses	$—	Accrued expenses	$(21.6)
Interest rate swaps	Deferred charges and other	—	Deferred charges and other	11.6	Deferred credits and other	(335.1)	Deferred credits and other	(305.5)
Interest rate cap	Deferred charges and other	0.2	Deferred charges and other	3.7		—		—

Subtotal		0.2		15.3		(335.1)		(327.1)

Derivatives not designated as hedging instruments
Interest rate swaps		—		—	Deferred credits and other	(19.7)	Deferred credits and other	(32.2)
Interest rate cap	Deferred charges and other	0.1	Deferred charges and other	1.5		—		—

Subtotal		0.1		1.5		(19.7)		(32.2)

Total Derivatives		$0.3		$16.8		$(354.8)		$(359.3)

The following table represents the effect of derivative instruments in the Consolidated Condensed Statements of Operations for the quarters ended September 30, 2011 and 2010 for amounts transferred into or out of AOCL:

(In millions)	Amount of (Gain) or Loss Recognized in AOCL (Effective Portion)		Location of (Gain) or Loss Reclassified From AOCL Into Income (Effective Portion)	Amount of (Gain) or Loss Reclassified from AOCL into Income (Effective Portion)		Location of (Gain) or Loss Recognized in Income (Ineffective Portion)	Amount of (Gain) or Loss Recognized in Income (Ineffective Portion)
Derivatives designated as hedging instruments	Quarter Ended Sept. 30, 2011	Quarter Ended Sept. 30, 2010		Quarter Ended Sept. 30, 2011	Quarter Ended Sept. 30, 2010		Quarter Ended Sept. 30, 2011	Quarter Ended Sept. 30, 2010
Interest rate contracts	$72.6	$19.1	Interest expense	$40.5	$9.1	Interest expense	$(78.7)	$(6.4)

(In millions)		Amount of (Gain) or Loss Recognized in Income
Derivatives not designated as hedging instruments	Location of (Gain) or Loss Recognized in Income	Quarter Ended Sept. 30, 2011	Quarter Ended Sept. 30, 2010
Interest rate contracts	Interest expense	$6.3	$1.0

The following table represents the effect of derivative instruments in the Consolidated Condensed Statements of Operations for the nine months ended September 30, 2011 and 2010 for amounts transferred into or out of AOCL:

(In millions)	Amount of (Gain) or Loss Recognized in AOCL (Effective Portion)		Location of (Gain) or Loss Reclassified From AOCL Into Income (Effective Portion)	Amount of (Gain) or Loss Reclassified from AOCL into Income (Effective Portion)		Location of (Gain) or Loss Recognized in Income (Ineffective Portion)	Amount of (Gain) or Loss Recognized in Income (Ineffective Portion)
Derivatives designated as hedging instruments	Nine Months Ended Sept. 30, 2011	Nine Months Ended Sept. 30, 2010		Nine Months Ended Sept. 30, 2011	Nine Months Ended Sept. 30, 2010		Nine Months Ended Sept. 30, 2011	Nine Months Ended Sept. 30, 2010
Interest rate contracts	$74.4	$143.0	Interest expense	$59.8	$23.4	Interest expense	$(74.3)	$(55.1)

(In millions)		Amount of (Gain) or Loss Recognized in Income
Derivatives not designated as hedging instruments	Location of (Gain) or Loss Recognized in Income	Nine Months Ended Sept. 30, 2011	Nine Months Ended Sept. 30, 2010
Interest rate contracts	Interest expense	$11.9	$10.8

In addition to the impact on interest expense from amounts reclassified from AOCL, the difference to be paid or received under the terms of the interest rate swap agreements is recognized as interest expense and is paid quarterly. This cash settlement portion of the interest rate swap agreements increased interest expense for the quarters ended September 30, 2011 and 2010 by approximately $41.0 million and $64.8 million, respectively. This cash settlement portion of the interest rate swap agreements increased interest expense for the nine months ended September 30, 2011 and 2010 by approximately $158.3 million and $199.3 million, respectively.

At September 30, 2011, our variable-rate debt, excluding the aforementioned $5,060.1 million of variable-rate debt hedged using interest rate swap agreements, represents approximately 31.2 percent of our total debt, while our fixed-rate debt is approximately 68.8 percent of our total debt.

Note 8—Derivative Instruments

Derivative Instruments—Interest Rate Swap Agreements

We use interest rate swaps to manage the mix of our debt between fixed and variable rate instruments. As of December 31, 2010 we have entered into 13 interest rate swap agreements, three of which have effective dates starting in 2011. As a result of staggering the effective dates, we have a notional amount of $6,500.0 million outstanding through April 25, 2011, and a notional amount of $5,750.0 million outstanding beginning after April 25, 2011. The difference to be paid or received under the terms of the interest rate swap agreements is accrued as interest rates change and recognized as an adjustment to interest expense for the related debt. Changes in the variable interest rates to be paid or received pursuant to the terms of the interest rate swap agreements will have a corresponding effect on future cash flows. The major terms of the interest rate swap agreements as of December 31, 2010 are as follows:

Effective Date	Notional Amount	Fixed Rate Paid	Variable Rate Received as of Dec. 31, 2010	Next Reset Date	Maturity Date
	(In millions)
April 25, 2007	$200	4.898%	0.288%	January 25, 2011	April 25, 2011
April 25, 2007	200	4.896%	0.288%	January 25, 2011	April 25, 2011
April 25, 2007	200	4.925%	0.288%	January 25, 2011	April 25, 2011
April 25, 2007	200	4.917%	0.288%	January 25, 2011	April 25, 2011
April 25, 2007	200	4.907%	0.288%	January 25, 2011	April 25, 2011
September 26, 2007	250	4.809%	0.288%	January 25, 2011	April 25, 2011
September 26, 2007	250	4.775%	0.288%	January 25, 2011	April 25, 2011
April 25, 2008	2,000	4.276%	0.288%	January 25, 2011	April 25, 2013
April 25, 2008	2,000	4.263%	0.288%	January 25, 2011	April 25, 2013
April 25, 2008	1,000	4.172%	0.288%	January 25, 2011	April 25, 2012
April 26, 2011	250	1.351%	—	April 26, 2011	January 25, 2015
April 26, 2011	250	1.347%	—	April 26, 2011	January 25, 2015
April 26, 2011	250	1.350%	—	April 26, 2011	January 25, 2015

The variable rate on our interest rate swap agreements did not materially change as a result of the January 25, 2011 reset.

Prior to February 15, 2008, our interest rate swap agreements were not designated as hedging instruments; therefore, gains or losses resulting from changes in the fair value of the swaps were recognized in interest expense in the period of the change. On February 15, 2008, eight of our interest rate swap agreements for notional amounts totaling $3,500.0 million were designated as cash flow hedging instruments for accounting purposes and on April 1, 2008, the remaining swap agreements were designated as cash flow hedging instruments for accounting purposes.

During October 2009, we borrowed $1,000.0 million under the Incremental Loans and used a majority of the net proceeds to temporarily repay most of our revolving debt under the Credit Facility. As a result, we no longer had a sufficient amount of outstanding debt under the same terms as our interest rate swap agreements to support hedge accounting treatment for the full $6,500.0 million in interest rate swaps. Thus, as of September 30, 2009, we removed the cash flow hedge designation for the $1,000.0 million swap agreement, freezing the amount of deferred losses recorded in Other Comprehensive Income associated with this swap agreement, and reducing the total notional amount on interest rate swaps designated as cash flow hedging instruments to $5,500.0 million. Beginning October 1, 2009, we began amortizing deferred losses frozen in Other Comprehensive Income into income over the original remaining term of the hedged forecasted transactions that are still considered to be probable of occurring. For the year ended December 31, 2010, we recorded $8.7 million as an increase to interest expense, and we will record an additional $8.7 million as an increase to interest expense and other comprehensive income over the next twelve months, all related to deferred losses on the $1,000.0 million interest rate swap.

During the fourth quarter of 2009, we re-designated approximately $310.1 million of the $1,000.0 million swap as a cash flow hedging instrument. Also, on September 29, 2010, we entered into three forward interest rate swap agreements for notional amounts totaling $750.0 million that have been designated as cash flow hedging instruments. As a result, at December 31, 2010, $5,810.1 million of our total interest rate swap notional amount of $7,250.0 million remained designated as hedging instruments for accounting purposes. Any future changes in fair value of the portion of the interest rate swap not designated as a hedging instrument will be recognized in interest expense during the period in which the changes in value occur.

Derivative Instruments—Interest Rate Cap Agreements

On January 28, 2008, we entered into an interest rate cap agreement to partially hedge the risk of future increases in the variable rate of the CMBS Financing. The interest rate cap agreement, which was effective January 28, 2008 and terminates February 13, 2013, is for a notional amount of $6,500 million at a LIBOR cap rate of 4.5%. The interest rate cap was designated as a cash flow hedging instrument for accounting purposes on May 1, 2008.

On November 30, 2009, June 7, 2010, September 1, 2010 and December 13, 2010, we purchased and extinguished approximately $948.8 million, $46.6 million, $123.8 million and $191.3 million, respectively, of the CMBS Financing. The hedging relationship between the CMBS Financing and the interest rate cap has remained effective subsequent to each debt extinguishment. As a result of the extinguishments in the fourth quarter of 2009, second quarter 2010, third quarter 2010, and fourth quarter 2010, we reclassified approximately $12.1 million, $0.8 million, $1.5 million and $3.3 million, respectively, of deferred losses out of Accumulated Other Comprehensive Income and into interest expense associated with hedges for which the forecasted future transactions are no longer probable of occurring.

On January 31, 2010, we removed the cash flow hedge designation for the $6,500.0 million interest rate cap, freezing the amount of deferred losses recorded in Accumulated Other Comprehensive Loss associated with the interest rate cap. Beginning February 1, 2010, we began amortizing deferred losses frozen in Accumulated Other Comprehensive Loss into income over the original remaining term of the hedge forecasted transactions that are still probable of occurring. For the year ending December 31, 2010, we recorded $19.2 million as an increase to interest expense, and we will record an additional $20.9 million as an increase to interest expense and Accumulated Other Comprehensive Loss over the next twelve months, all related to deferred losses on the interest rate cap.

On January 31, 2010, we re-designated $4,650.2 million of the interest rate cap as a cash flow hedging instrument for accounting purposes. Any future changes in fair value of the portion of the interest rate cap not designated as a hedging instrument will be recognized in interest expense during the period in which the changes in value occur.

On April 5, 2010, as required under the PHW Las Vegas Amended and Restated Loan Agreement, we entered into an interest rate cap agreement to partially hedge the risk of future increases in the variable rate of the PHW Las Vegas senior secured loan. The interest rate cap agreement is for a notional amount of $554.3 million at a LIBOR cap rate of 5.0%, and matures on December 9, 2011. To give proper consideration to the prepayment requirements of the PHW Las Vegas senior secured loan, we have designated $525.0 million of the $554.3 million notional amount of the interest rate cap as a cash flow hedging instrument for accounting purposes.

The following table represents the fair values of derivative instruments in the Consolidated Balance Sheets as of December 31, 2010 and 2009:

	Asset Derivatives				Liability Derivatives
	2010		2009		2010		2009
(In millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Derivatives designated as hedging instruments
Interest Rate Swaps		$—		$—	Accrued expenses	$(21.6)		$—
Interest Rate Swaps	Deferred charges and other	11.6		—	Deferred credits and other	(305.5)	Deferred credits and other	(337.6)
Interest Rate Cap	Deferred charges and other	3.7	Deferred charges and other	56.8		—		—

Subtotal		15.3		56.8		(327.1)		(337.6)

Derivatives not designated as hedging instruments
Interest Rate Swaps		—		—	Deferred credits and other	(32.2)	Deferred credits and other	(37.6)
Interest Rate Cap	Deferred charges and other	1.5	Deferred charges and other	—		—		—

Subtotal		1.5		—		(32.2)		(37.6)

Total Derivatives		$16.8		$56.8		$(359.3)		$(375.2)

The following table represents the effect of derivative instruments in the Consolidated Statements of Operations for the years ended December 31, 2010 and 2009 for amounts transferred into or out of Accumulated Other Comprehensive Loss:

(In millions)	Amount of (Gain) or Loss on Derivatives Recognized in OCI (Effective Portion)		Location of (Gain) or Loss Reclassified From Accumulated OCI Into Income (Effective Portion)	Amount of (Gain) or Loss Reclassified from Accumulated OCI into Income (Effective Portion)		Location of (Gain) or Loss Recognized in Income on Derivatives (Ineffective Portion)	Amount of (Gain) or Loss Recognized in Income on Derivatives (Ineffective Portion)
Derivatives designated as hedging instruments	2010	2009		2010	2009		2010	2009
Interest Rate Contracts	$99.2	$20.9	Interest Expense	$36.3	$15.1	Interest Expense	$(76.6)	$(7.6)

		Amount of (Gain) or Loss Recognized in Income on Derivatives
Derivatives not designated as hedging instruments	Location of (Gain) or Loss Recognized in Income on Derivatives	2010	2009
Interest Rate Contracts	Interest Expense	$1.9	$(7.6)

In addition to the impact on interest expense from amounts reclassified from Accumulated Other Comprehensive Loss, the difference to be paid or received under the terms of the interest rate swap agreements is recognized as interest expense and is paid quarterly. This cash settlement portion of the interest rate swap agreements increased interest expense for the years ended December 31, 2010 and 2009 by approximately $265.8 million and $214.2 million, respectively.

A change in interest rates on variable-rate debt will impact our financial results. For example, assuming a constant outstanding balance for our variable-rate debt, excluding the $5,810.1 million of variable-rate debt for which our interest rate swap agreements are designated as hedging instruments for accounting purposes, for the next twelve months, a hypothetical 1% increase in corresponding interest rates would increase interest expense for the twelve months following December 31, 2010 by approximately $62.4 million. At December 31, 2010, our weighted average USD LIBOR rate for our variable rate debt was 0.268%. A hypothetical reduction of this rate to 0% would decrease interest expense for the next twelve months by approximately $16.7 million. At December 31, 2010, our variable-rate debt, excluding the aforementioned $5,810.1 million of variable-rate debt hedged against interest rate swap agreements, represents approximately 36% of our total debt, while our fixed-rate debt is approximately 64% of our total debt.

Preferred And Common Stock	12 Months Ended
Dec. 31, 2010
Preferred And Common Stock[Abstract]
Preferred And Common Stock

Note 9—Preferred and Common Stock

Preferred Stock

As of December 31, 2009, the authorized preferred stock shares were 40,000,000, par value $0.01 per share, stated value $100.00 per share. At December 31, 2010, the Company has authorized 125,000,000 shares of preferred stock, par value $0.01 per share, none of which are outstanding.

On January 28, 2008, our Board of Directors adopted a resolution authorizing the creation and issuance of a series of preferred stock known as the Non-Voting Perpetual Preferred Stock. The number of shares constituting such series was 20,000,000.

On a quarterly basis, each share of Non-Voting Perpetual Preferred Stock accrued dividends at a rate of 15.0% per annum, compounded quarterly. Dividends were to be paid in cash, when, if, and as declared by the Board of Directors, subject to approval by the appropriate regulators and were cumulative. As of December 31, 2009, such dividends were in arrears $652.6 million. Non-Voting Perpetual Preferred Stock could be converted into non-voting common stock on a pro rata basis with the consent of the holders of a majority of the Non-Voting Perpetual Preferred Stock. Neither the Non-Voting Perpetual Preferred Stock nor the non-voting common stock had any voting rights.

Upon written notice from the holders of the majority of the outstanding Non-Voting Perpetual Preferred Stock, the Company was to convert each share of Non-Voting Perpetual Preferred Stock into the number of shares of non-voting common stock equal to the stated value plus accumulated dividends, divided by the fair market value of the non-voting common stock as determined by the Board. At December 31, 2009, the conversion rate was equal to 3.99 non-voting common shares per each share of Non-Voting Perpetual Preferred Stock.

In February 2010, the Board of Directors approved revisions to the Certificate of Designation for the Non-Voting Perpetual Preferred Stock to eliminate dividends (including all existing accrued but unpaid dividends totaling $717.2 million at the revision approval date) and to specify that the conversion right of the Non-Voting Perpetual Preferred Stock be at the original value of the Company's non-voting common stock. In March 2010, Hamlet Holdings LLC (the then holder of all of the Company's voting common stock) and holders of a majority of our Non-Voting Perpetual Preferred Stock approved the revisions to the Certificate of Designation. Also in March 2010, the holders of a majority of our Non-Voting Perpetual Preferred Stock voted to convert all of the non-voting preferred stock to non-voting common stock at the revised conversion rate (the "Conversion").

During 2009, we paid approximately $1.7 million to purchase 18,932 shares of our outstanding preferred stock from former employees. During 2010, prior to the Conversion, we paid approximately $0.1 million to purchase 1,642 shares of our outstanding preferred stock from former employees. In connection with the Conversion, all shares of Non-Voting Perpetual Preferred Stock in the treasury were converted to non-voting common stock and are recorded as treasury shares.

Common Stock

As of December 31, 2009, the authorized common stock of the Company totaled 80,000,020 shares, consisting of 20 shares of voting common stock, par value $0.01 per share and 80,000,000 shares of non-voting common stock, par value $0.01 per share. During 2009, we paid approximately $1.3 million to purchase 38,706 shares of our outstanding common stock from former employees. Such shares were recorded as treasury shares as of December 31, 2009.

As disclosed above, in March 2010, the holders of our voting common stock and a majority of the holders of our Non-Voting Perpetual Preferred Stock voted to convert all of the Non-Voting Perpetual Preferred Stock to non-voting common stock. As a result of the Conversion, the Company issued 19,935,534 additional shares of non-voting common stock.

On November 22, 2010, the Company amended its Certificate of Incorporation to (i) convert each share of the economic non-voting common stock into one share of newly-created economic voting common stock, par value $0.01 per share and (ii) cancel each share of non-economic voting common stock (together, the "Reclassification"). As a result of the amendment, and as of December 31, 2010, the total number of shares of capital stock which the Company shall have authority to issue is 1,375,000,000 shares of capital stock, consisting of 1,250,000,000 shares of voting economic common stock, par value $.01 per share and 125,000,000 shares of preferred stock, par value $.01 per share. The holders of common stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Company. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of common stock shall receive a pro-rata distribution of any remaining assets after payment of or provision for liabilities and the liquidation preference on preferred stock, if any.

As previously described in Note 7, "Debt", on November 23, 2010, affiliates of each of Apollo, TPG and Paulson exchanged certain notes for shares of common stock, whereby they each received 10 shares of common stock per $1,000 principal amount of notes they tendered. Accrued and unpaid interest on the notes held by affiliates of each of Apollo and TPG was also paid in shares of common stock at the same exchange ratio. The above exchange resulted in the issuance of 11,270,331 shares of common stock.

During 2010, we paid approximately $1.5 million to purchase 24,777 shares of our outstanding common stock from former employees. Such shares were recorded as treasury shares as of December 31, 2010.

Accumulated Other Comprehensive Loss	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Loss [Abstract]
Accumulated Other Comprehensive Loss

Note 12—Comprehensive Loss

The following activity affected comprehensive loss:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In millions)	2011	2010	2011	2010
Net loss	$(173.4)	$(163.2)	$(471.3)	$(629.3)
Defined benefit plan adjustments, net of tax	0.9	(1.1)	0.3	(0.7)
Foreign currency translation adjustments, net of tax	(13.1)	9.0	(23.1)	7.6
Fair market value of derivatives, net of tax	(59.6)	(5.3)	(65.6)	(90.4)
Reclassification of loss on derivative instruments from other comprehensive loss to interest expense, net of tax	40.3	0.1	59.5	0.4
Unrealized gains on investments, net of tax	0.9	—	1.9	—

Total comprehensive loss	$(204.0)	$(160.5)	$(498.3)	$(712.4)

Note 10—Accumulated Other Comprehensive Loss

Accumulated Other Comprehensive Loss consists of the following:

	As of December 31,
(In millions)	2010	2009
Net unrealized losses on derivative instruments, net of tax	$(139.3)	$(100.8)
Unrealized gains/losses on investments, net of tax	1.6	—
Post retirement medical, net of tax	(1.5)	—
Foreign currency translation, net of tax	(4.0)	(12.2)
Minimum pension liability adjustment, net of tax	(25.6)	(21.0)

	$(168.8)	$(134.0)

Write-downs, Reserves And Recoveries	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Write-downs, Reserves And Recoveries [Abstract]
Write-downs, Reserves And Recoveries

Note 8—Write-downs, Reserves and Recoveries

Write-downs, reserves and recoveries include various pre-tax charges to record long-lived tangible asset impairments, contingent liability reserves, costs associated with efficiency projects, project write-offs, demolition costs, recoveries of previously recorded non-routine reserves and other non-routine transactions. The components of write-downs, reserves and recoveries are as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In millions)	2011	2010	2011	2010
Remediation costs	$1.7	$6.9	$9.4	$38.7
Efficiency projects	10.6	0.3	36.1	0.9
Loss on divested or abandoned assets	31.3	26.9	31.0	27.1
Write-down of long-term note receivable	—	—	—	52.2
Litigation reserves, awards and settlements	(4.2)	(6.0)	1.7	21.0
Flood insurance deductibles	0.2	—	4.6	—
Other	—	0.6	0.1	(3.6)

Total Write-downs, reserves and recoveries	$39.6	$28.7	$82.9	$136.3

Remediation costs relate to projects at certain of our Las Vegas properties.

Efficiency projects represent costs incurred to identify and implement efficiency programs aimed at stream-lining corporate and operating functions to achieve cost savings and efficiencies. The costs recorded in 2011 relate to the new initiative launched during the fourth quarter of 2010.

Loss on divested or abandoned assets for the quarter and nine months ended September 30, 2011 includes charges of $27.1 million to write off specific assets as a result of the termination of a development stage project in Spain. Loss on divested or abandoned assets for the quarter and nine months ended September 30, 2010 includes charges of $21.2 million to write off specific assets as a result of the indefinite deferral of certain capital projects in the Las Vegas and Atlantic City regions.

During the second quarter of 2010, we recorded a $52.2 million write-down on a long-term note receivable related to land and pre-development costs contributed to a venture for development of a casino project in Philadelphia with which we were involved prior to December 2005. In April 2010, the proposed operator for the project withdrew from the project and the Pennsylvania Gaming Control Board commenced proceedings to revoke the license for the project. As a result, we fully reserved the note.

Litigation reserves, awards and settlements include costs incurred or reversed as a result of the Company's involvement in various litigation matters, including contingent losses. During 2010, we recorded a $25.0 million charge related to the previously disclosed Hilton matter. An update to this matter is included in Note 11, "Commitments and Contingent Liabilities."

Flood insurance deductibles represent the deductibles incurred as a result of the temporary closures of certain properties due to flooding during the first half of 2011.

Note 11—Write-downs, Reserves and Recoveries

Write-downs, reserves and recoveries include various pre-tax charges to record certain long-lived tangible asset impairments, contingent liability or litigation reserves or settlements, project write-offs, demolition costs, remediation costs, recoveries of previously recorded reserves and other non-routine transactions. The components of write-downs, reserves and recoveries for continuing operations were as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Impairment of long-lived tangible assets	$—	$59.3	$39.6	$—
Write-down of long-term note receivable	52.2	—	—	—
Remediation costs	42.7	39.3	60.5	4.4
Efficiency projects	1.4	34.8	29.4	0.6
Demolition costs	0.9	2.5	9.2	0.2
Loss/(gain) on divested or abandoned assets	29.0	(4.0)	34.3	—
Litigation reserves, awards and settlements	20.9	(23.5)	10.1	—
Termination of contracts	—	—	14.4	—
Insurance proceeds in excess of deferred costs	—	—	(185.4)	—
Other	0.5	(0.5)	4.1	(0.5)

	$147.6	$107.9	$16.2	$4.7

For the year ended December 31, 2010, we recorded a $52.2 million write-down on a long-term note receivable related to land and pre-development costs contributed to a venture for development of a casino project in Philadelphia with which we were involved prior to December 2005. In April 2010, the proposed operator for the project withdrew from the project and the Pennsylvania Gaming Control Board commenced proceedings to revoke the license for the project. As a result, we fully reserved the note during the second quarter of 2010.

For the year ended December 31, 2009, we recorded impairment charges related to long-lived tangible assets of $59.3 million. The majority of the charge was related to the Company's office building in Memphis, Tennessee due to the relocation to Las Vegas, Nevada of those corporate functions formerly performed at that location. The impairment recorded in 2008 represents declines in the market value of certain assets that were held for sale and reserves for amounts that were not expected to be recovered for other non-operating assets.

Remediation costs relate to remediation projects at certain of our Las Vegas properties.

Efficiency projects expenses in 2010, 2009 and 2008 represent costs incurred to identify and implement efficiency projects aimed at stream-lining corporate and operating functions to achieve cost savings and efficiencies. In 2009, the majority of the costs incurred related to the closing of the office in Memphis, Tennessee, which previously housed certain corporate functions.

Loss/(gain) on divested or abandoned assets represents credits or costs associated with various projects that are determined to no longer be viable. These charges for 2010 primarily relate to write-offs of specific assets associated with certain capital projects in the Las Vegas and Atlantic City regions. During the year ended December 31, 2009, associated with its closure and ultimate liquidation, we wrote off the assets and liabilities on one of our London Club properties. Because the assets and liabilities were in a net liability position, a pre-tax gain of $9.0 million was recognized in the fourth quarter of 2009. The recognized gain was partially offset by charges related to other projects.

Litigation reserves, awards and settlements include costs incurred or reversed as a result of the Company's involvement in various litigation matters, including contingent losses. During 2010, we recorded a $25.0 million charge related to the Hilton matter, which is more fully discussed in Note 14, "Commitments and Contingent Liabilities." During 2009, an approximate $30.0 million legal judgment against the Company was vacated by court action. This amount was previously charged to write-downs, reserves and recoveries in 2006 and was reversed accordingly upon the vacated judgment. The reversal was partially offset by expenses incurred during 2009 related to other ongoing litigation matters.

Termination of contracts in 2008 represents amounts recognized in connection with concluding long-term lease arrangements.

In first quarter 2008, we entered into a settlement agreement with our insurance carriers related to the remaining unsettled claims associated with damages incurred in Mississippi from Hurricane Katrina in 2005, and the final payment of $338.1 million was received. Insurance proceeds exceeded the net book value of the impacted assets and costs and expenses that were reimbursable under our business interruption policy, and the excess was recorded as income. The income portion included in write-downs, reserves and recoveries was for those properties that we still owned and operated. Income related to properties that were subsequently sold was included in Discontinued operations in our Consolidated Statements of Operations.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 9—Income Taxes

Total income taxes were allocated as follows:

Income Tax Benefit/(Provision)	Quarter Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Loss before income taxes	$70.5	$97.5	$248.5	$364.5
Accumulated other comprehensive loss	14.2	2.7	14.0	31.5
Goodwill	(5.3)	—	(5.3)	—
Accumulated deficit	—	—	(6.0)	—

	$79.4	$100.2	$251.2	$396.0

We classify reserves for tax uncertainties within Accrued expenses and Deferred credits and other in our Consolidated Condensed Balance Sheets, separate from any related income tax payable or deferred income taxes. Reserve amounts relate to any potential income tax liabilities (uncertain tax benefits ("UTB")) resulting from uncertain tax positions as well as potential interest or penalties associated with those liabilities. During the quarter and nine months ended September 30, 2011, our UTB, excluding related interest and penalties, did not change significantly from our UTB at December 31, 2010.

We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next twelve months. The IRS audit of our 2008 federal income tax year concluded during the quarter ended June 30, 2010. The IRS proposed an adjustment to our cancellation of debt income tax position which we have appealed. It is reasonably possible that this issue could be settled in the next twelve months with an estimated tax impact ranging from $0 to $70 million. Any tax impact of this settlement will have no impact on the Company's effective tax rate.

Under the American Recovery and Reinvestment Act of 2009, (the "ARRA"), the Company has received temporary federal tax relief under the Delayed Recognition of Cancellation of Debt Income, ("CODI"), rules. The ARRA contains a provision that allows for a deferral for tax purposes of CODI for debt reacquired in 2009 and 2010, followed by recognition of CODI ratably from 2014 through 2018. In connection with the debt that we reacquired in 2009 and 2010, we have deferred related CODI of $3.6 billion for tax purposes (net of Original Issue Discount (OID) interest expense, some of which must also be deferred to 2014 through 2018 under the ARRA). We are required to include one-fifth of the deferred CODI, net of deferred and regularly scheduled OID, in taxable income each year from 2014 through 2018. For state income tax purposes, certain states have conformed to the ARRA and others have not.

Note 12—Income Taxes

The components of income/(loss) from continuing operations before income taxes and the related provision/(benefit) for U.S. and other income taxes were as follows:

	Successor			Predecessor
(Loss)/Income from Continuing Operations, before Income Taxes (In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
United States	$(1,263.7)	$2,533.0	$(5,254.5)	$(102.1)
Outside of the U.S.	(28.3)	(34.8)	(280.6)	(23.3)

	$(1,292.0)	$2,498.2	$(5,535.1)	$(125.4)

Income Tax (Benefit)/Provision	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
United States
Current
Federal	$(215.1)	$—	$113.3	$(11.1)
State	(7.7)	24.4	9.5	(1.2)
Deferred
Federal	(200.6)	1,461.4	(476.4)	(16.3)
State	(56.5)	147.8	4.7	0.4
Outside of the U.S.
Current	10.4	11.6	10.0	2.2
Deferred	0.8	6.6	(21.5)	—

	$(468.7)	$1,651.8	$(360.4)	$(26.0)

Total income taxes were allocated as follows:

Income Tax (Benefit)/Provision	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Income/loss from continuing operations	(468.7)	1,651.8	(360.4)	(26.0)
Income from discontinued operations	—	—	51.1	—
Accumulated other comprehensive loss	(10.5)	(3.3)	(74.0)	(3.1)
Additional paid in capital	—	54.7	13.6	(65.8)

	$(479.2)	$1,703.2	$(369.7)	$(94.9)

The differences between the statutory federal income tax rate and the effective tax rate expressed as a percentage of income/(loss) from continuing operations before taxes were as follows:

	Successor			Predecessor
	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Statutory tax rate	(35.0)%	35.0%	(35.0)%	(35.0)%
Increases/(decreases) in tax resulting from:
State taxes, net of federal tax benefit (excludes state taxes recorded in reserves for uncertain tax positions)	(5.8)	7.2	0.4	(0.6)
Valuation Allowance	3.4	(3.9)	(0.4)	—
Foreign income taxes, net of credit	(1.0)	0.9	1.1	1.4
Goodwill	2.3	19.8	27.2	(0.1)
Officers' life insurance/insurance proceeds	(0.2)	(0.3)	(0.1)	1.7
Acquisition and integration costs	—	2.6	0.1	12.0
Reserves for uncertain tax positions	0.1	4.5	0.3	0.2
Other	(0.1)	0.3	(0.1)	(0.4)

Effective tax rate	(36.3)%	66.1%	(6.5)%	(20.8)%

Our 2010 effective tax rate varied from the U.S. statutory rate of 35.0 percent primarily as a result of non-deductible impairments of goodwill (described in Note 5, "Goodwill and Other Intangible Assets"), state income tax, foreign income tax, and other adjustments.

The major components of the deferred tax assets and liabilities in our Consolidated Balance Sheets as of December 31 were as follows:

(In millions)	2010	2009
Deferred tax assets
State net operating losses	$133.7	$92.5
Foreign net operating losses	29.7	30.0
Federal net operating loss	371.9	169.9
Compensation programs	90.3	91.3
Allowance for doubtful accounts	105.5	82.9
Self-insurance reserves	17.9	25.2
Accrued expenses	60.1	45.0
Project opening costs and prepaid expenses	43.7	5.3
Federal tax credits	16.5	24.1
Federal indirect tax benefits of uncertain state tax positions	65.6	66.7
Other	19.5	25.7

Subtotal	954.4	658.6
Less: valuation allowance	122.2	78.6

Total deferred tax assets	832.2	580.0

Deferred tax liabilities
Depreciation and other property-related items	2,517.2	2,358.7
Deferred cancellation of debt income and other debt-related items	2,107.0	2,200.1
Management and other contracts	14.2	20.7
Intangibles	1,640.1	1,701.6
Investments in non-consolidated affiliates	1.6	7.6

	6,280.1	6,288.7

Net deferred tax liability	$5,447.9	$5,708.7

Deferred tax assets and liabilities are presented in our Consolidated Balance Sheets as follows:

(In millions)	Successor 2010	Successor 2009
Assets:
Deferred income taxes (current)	$175.8	$148.2

Liabilities:
Deferred income taxes (non-current)	$5,623.7	$5,856.9

Net deferred tax liability	$5,447.9	$5,708.7

As of December 31, 2010 and 2009, the Company had federal net operating loss ("NOL") carryforward of $1,358.0 million and $485.4 million, respectively. This NOL will begin to expire in 2029. The federal NOL carryforward per the income tax returns filed included unrecognized tax benefits taken in prior years. Due to application of ASC Topic 740, they are larger than the NOLs for which a deferred tax asset is recognized for financial statement purposes. In addition, the Company had federal general business tax credits carryforward of $11.3 million which will begin to expire in 2029. As of December 31, 2010, no valuation allowance has been established for the Company's federal NOL carryforward or general business tax credits carryforward deferred tax assets because the Company has sufficient future tax liabilities arising within the carryforward periods. However, the Company will continue to assess the need for an allowance in future periods.

NOL carryforwards for the Company's subsidiaries for state income taxes were $5,323.2 million and $2,238.3 million as of December 31, 2010 and 2009, respectively. The state NOL carryforwards per the income tax returns filed included unrecognized tax benefits taken in prior years. Due to application of ASC Topic 740, they are larger than the NOLs for which a deferred tax asset is recognized for financial statement purposes. The amount of state NOLs subject to a valuation allowance was $1,078.4 million and $394.0 million at December 31, 2010 and 2009, respectively. We anticipate that state NOLs in the amount of $18.2 million will expire in 2011. The remainder of the state NOLs will expire between 2012 and 2030.

NOL carryforwards of the Company's foreign subsidiaries were $108.9 million and $107.1 million for the years ended December 31, 2010 and 2009, respectively. The foreign NOLs have an indefinite carryforward period but are subject to a full valuation allowance as the Company believes these assets do not meet the "more likely than not" criteria for recognition under ASC 740.

As of December 31, 2010 and 2009, the Company had foreign tax credit carryforwards of $5.2 million and $24.1 million, respectively. During 2010, the Company amended its 2005 federal tax return to deduct $22.4 million of the foreign tax credits which were projected to expire in 2015. The remaining foreign tax credit carryforward of $5.2 million is projected to expire unused in 2012 as the Company does not project to have sufficient future foreign source income in order to utilize this carryforward.

Under the American Recovery and Reinvestment Act of 2009, or the ARRA, we will receive temporary federal tax relief under the Delayed Recognition of Cancellation of Debt Income, or CODI, rules. The ARRA contains a provision that allows for a deferral for tax purposes of CODI for debt reacquired in 2009 and 2010, followed by recognition of CODI ratably from 2014 through 2018. In connection with the debt that we reacquired in 2009 and 2010, we have deferred related CODI of $3.6 billion for tax purposes (net of Original Issue Discount (OID) interest expense, some of which must also be deferred to 2014 through 2018 under the ARRA). We are required to include one-fifth of the deferred CODI, net of deferred and regularly scheduled OID, in taxable income each year from 2014 through 2018. For state income tax purposes, certain states have conformed to the Act and others have not.

We do not provide for deferred taxes on the excess of the financial reporting over the tax basis in our investments in foreign subsidiaries that are essentially permanent in duration. That excess totaled $28.2 million at December 31, 2010. The determination of the additional deferred taxes that have not been provided is not practicable.

As discussed in Note 1, "Summary of Significant Accounting Policies," we adopted the provisions of ASC 740 regarding uncertain income tax positions, on January 1, 2007. A reconciliation of the beginning and ending amounts of unrecognized tax benefits are as follows:

(in millions)
Balance at January 1, 2008	$142.0
Additions based on tax positions related to the current year	2.0
Additions for tax positions of prior years	16.0
Reductions for tax positions for prior years	(12.0)
Settlements	(12.0)
Expiration of statutes	—

Balance at December 31, 2008	$136.0
Additions based on tax positions related to the current year	123.0
Additions for tax positions of prior years	139.0
Reductions for tax positions for prior years	(3.0)
Settlements	(13.0)
Expiration of statutes	(20.0)

Balance at December 31, 2009	$362.0
Additions based on tax positions related to the current year	8.8
Additions for tax positions of prior years	224.2
Reductions for tax positions for prior years	(26.5)
Settlements	—
Expiration of statutes	(1.1)

Balance at December 31, 2010	$567.4

We classify reserves for tax uncertainties within "Accrued expenses" and "Deferred credits and other" in our Consolidated Balance Sheets, separate from any related income tax payable or deferred income taxes. In accordance with ASC 740, reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions as well as potential interest or penalties associated with those liabilities. The increases in the year ended December 31, 2010 and 2009 related to costs associated with the acquisition, cancellation of indebtedness income, cost recovery related to capital and non capital expenditures and other identified uncertain tax positions.

We recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense. We accrued approximately $10 million, $9 million, and $7 million during 2010, 2009, and 2008, respectively. In total, we have accrued balances of approximately $64 million, $54 million, and $45 million for the payment of interest and penalties at December 31, 2010, 2009, and 2008, respectively. Included in the balance of unrecognized tax benefits at December 31, 2010, 2009, and 2008 are $312 million, $255 million, and $108 million, respectively, of unrecognized tax benefits that, if recognized, would impact the effective tax rate.

We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next twelve months. As a result of the expiration of the statute of limitations and closure of IRS audits, our 2004 and 2005 federal income tax years were closed during the year ended December 31, 2009. As discussed previously, we filed amended 2005 income tax returns in 2010. The IRS could reexamine our 2005 federal income tax year with any resultant adjustments limited to the amounted of our amended claim. The IRS audit of our 2006 federal income tax year also concluded during the year ended December 31, 2009. The IRS audit of our 2007 federal income tax year concluded during the quarter ended March 31, 2010. The IRS audit of our 2008 federal income tax year concluded during the quarter ended June 30, 2010. During the quarter ended June 30, 2010, we submitted a protest to the IRS Appeals office regarding several issues from the 2008 IRS audit. We do not believe that it is reasonably possible that these issues will be settled in the next twelve months. The IRS audit of our 2009 federal income tax year commenced early in 2011.

We are also subject to exam by various state and foreign tax authorities. Tax years prior to 2005 are generally closed for foreign and state income tax purposes as the statutes of limitations have lapsed. However, various subsidiaries could be examined by the New Jersey Division of Taxation for tax years beginning with 1999 due to our execution of New Jersey statute of limitation extensions.

It is reasonably possible that our unrecognized tax benefits will increase or decrease within the next twelve months. These changes may be the result of ongoing audits or settlements. We do not expect the accrual for uncertain tax positions to change significantly over the next twelve months. Audit outcomes and the timing of audit settlements are subject to significant uncertainty. Although the Company believes that adequate provision has been made for such issues, there is the possibility that the ultimate resolution of such issues could have an adverse effect on our earnings. Conversely, if these issues are resolved favorably in the future, the related provision would be reduced, thus having a favorable impact on earnings.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 10—Fair Value Measurements

Items Measured at Fair Value on a Recurring Basis

The following table shows the fair value of our financial assets and financial liabilities that are required to be measured at fair value as of September 30, 2011 and December 31, 2010:

(In millions)	Balance	Level 1	Level 2	Level 3
September 30, 2011
Assets:
Investments	$107.4	$105.9	$1.5	$—
Derivative instruments	0.3	—	0.3	—
Liabilities:
Derivative instruments	(354.8)	—	(354.8)	—

December 31, 2010
Assets:
Investments	$95.4	$92.7	$2.7	$—
Derivative instruments	16.8	—	16.8	—
Liabilities:
Derivative instruments	(359.3)	—	(359.3)	—

The following section describes the valuation methodologies used to estimate or measure fair value, key inputs, and significant assumptions:

Investments—Investments consist of debt and equity securities with maturity dates greater than 90 days at the date of the security's acquisition. The majority of these securities are traded in active markets, have readily determined market values and use Level 1 inputs. Securities for which there are not active markets or the market values are not readily determinable are valued using Level 2 inputs. All of these investments are included in either Prepayments and other current assets or Deferred charges and other in our Consolidated Condensed Balance Sheets.

The fair value of investments in marketable securities were as follows:

(In millions)	September 30, 2011	December 31, 2010
Corporate bonds	$1.5	$2.7
Equity securities	2.2	2.6
Government bonds	101.7	88.0
Mortgaged-backed securities	—	0.1
Other liquid investments	2.0	2.0

Total Investments	$107.4	$95.4

Gross unrealized gains and losses on marketable securities at September 30, 2011 and December 31, 2010 were not material.

Derivative instruments—The estimated fair values of our derivative instruments are derived from market prices obtained from dealer quotes for similar, but not identical, assets or liabilities. Such quotes represent the estimated amounts we would receive or pay to terminate the contracts. Derivative instruments are included in either Deferred charges and other, or Deferred credits and other, in our Consolidated Condensed Balance Sheets. Our derivatives are recorded at their fair values, adjusted for the credit rating of the counterparty if the derivative is an asset, or adjusted for the credit rating of the Company if the derivative is a liability. See Note 6, "Derivative Instruments" for more information.

Items Disclosed at Fair Value

Long-Term Debt—The fair value of the Company's debt has been calculated based on the borrowing rates available as of September 30, 2011 for debt with similar terms and maturities, and based on market quotes of our publicly traded debt. As of September 30, 2011, the Company's outstanding debt had a fair value of $17,350.1 million and a carrying value of $19,620.6 million.

Interest-only Participations—Late in 2009, a subsidiary of CEOC acquired certain interest only participations payable by certain predecessor entities of PHW Las Vegas. When the Company assumed the debt in connection with the acquisition of Planet Hollywood, these interest only participations survived the transaction and remain outstanding as an asset of a subsidiary of CEOC as of September 30, 2011. In connection with both the initial acquisition of the interest only participations and the acquisition of Planet Hollywood, the fair value of these participations was determined based upon valuations as of each date. As the Company owns 100 percent of the outstanding participations, there is no active market available to determine a trading fair value at any point in time subsequent to the acquisition. As a result, the Company does not have the ability to update the fair value of the interest only participations subsequent to their acquisition and valuation, other than by estimating fair value based upon discounted future cash flows. Since discounted cash flows were used as the primary basis for valuation upon their acquisition and are also being used as the method to determine the amortization of the value of such participations into earnings, the Company believes that the book values of the interest only participations at September 30, 2011 approximate their fair values.

Note 13—Fair Value Measurements

We adopted the required provisions of ASC 820, "Fair Value Measurements and Disclosures," on January 1, 2008. ASC 820 outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. ASC 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based upon assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1:	Observable inputs such as quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date;

Level 2:	Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The FASB deferred the effective date of ASC 820 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at estimated fair value in an entity's financial statements on a recurring basis (at least annually). We adopted the provisions of ASC 820 for non-recurring measurements made for non-financial assets and non-financial liabilities on January 1, 2009. Our assessment of goodwill and other intangible assets for impairment includes an assessment using various Level 2 (EBITDA multiples and discount rate) and Level 3 (forecast cash flows) inputs. See Note 5, "Goodwill and Other Intangible Assets," for more information on the application of ASC 820 to goodwill and other intangible assets.

Under ASC 825, "Financial Instruments," entities are permitted to choose to measure many financial instruments and certain other items at fair value. We did not elect the fair value measurement option under ASC 825 for any of our financial assets or financial liabilities.

Items Measured at Fair Value on a Recurring Basis

The following table shows the fair value of our financial assets and financial liabilities:

(In millions)	Balance	Level 1	Level 2	Level 3
December 31, 2010
Assets:
Cash equivalents	$175.7	$175.7	$—	$—
Investments	95.4	92.7	2.7	—
Derivative instruments	16.8	—	16.8	—
Liabilities:
Derivative instruments	(359.3)	—	(359.3)	—

December 31, 2009
Assets:
Cash equivalents	$132.7	$132.7	$—	$—
Investments	88.9	73.4	15.5	—
Derivative instruments	56.8	—	56.8	—
Liabilities:
Derivative instruments	(375.2)	—	(375.2)	—

The following section describes the valuation methodologies used to measure fair value, key inputs, and significant assumptions:

Cash equivalents—Cash equivalents are investments in money market accounts and utilize Level 1 inputs to determine fair value.

Investments—Investments are primarily debt and equity securities, the majority of which are traded in active markets, have readily determined market values and use Level 1 inputs. Those debt and equity securities for which there are not active markets or the market values are not readily determinable are valued using Level 2 inputs. All of these investments are included in Prepayments and other and Deferred charges and other in our Consolidated Balance Sheets.

Derivative instruments—The estimated fair values of our derivative instruments are derived from market prices obtained from dealer quotes for similar, but not identical, assets or liabilities. Such quotes represent the estimated amounts we would receive or pay to terminate the contracts. Derivative instruments are included in Deferred charges and other and Deferred credits and other in our Consolidated Balance Sheets. Our derivatives are recorded at their fair values, adjusted for the credit rating of the counterparty if the derivative is an asset, or adjusted for the credit rating of the Company if the derivative is a liability. See Note 8, "Derivative Instruments," for more information on our derivative instruments.

Items Disclosed at Fair Value

Long-Term Debt—The fair value of the Company's debt has been calculated based on the borrowing rates available as of December 31, 2010, for debt with similar terms and maturities and market quotes of our publicly traded debt. As of December 31, 2010, the Company's outstanding debt had a fair value of $20,000.8 million and a carrying value of $18,841.1 million. The Company's interest rate swaps used for hedging purposes had fair values equal to their carrying values, in the aggregate a liability of $359.3 million for ten of our interest rate swaps and an asset of $11.6 million for three of our interest rate swaps. Our interest rate cap agreements had a fair value equal to their carrying values as an asset of $5.2 million at December 31, 2010. See additional discussion about derivatives in Note 8, "Derivative Instruments."

Interest-only Participations—Late in 2009, a subsidiary of CEOC acquired certain interest only participations payable by certain predecessor entities of PHW Las Vegas. When the Company assumed the debt in connection with the acquisition of Planet Hollywood, these interest only participations survived the transaction and remain outstanding as an asset of a subsidiary of CEOC as of December 31, 2010. In connection with both the initial acquisition of the interest only participations and the acquisition of Planet Hollywood, the fair value of these participations was determined based upon valuations as of each date. As the Company owns 100% of the outstanding participations, there is no active market available to determine a trading fair value at any point in time. As a result, the Company does not have the ability to update the fair value of the interest only participations subsequent to their acquisition and valuation, other than by estimating fair value based upon discounted future cash flows. Since discounted cash flows were used as the primary basis for valuation upon their acquisition, and are also being used as the method to determine the amortization of the value of such participations into earnings, the Company believes that the book value of the interest only participations at December 31, 2010 approximates their fair value.

Commitments And Contingent Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities

Note 11—Commitments and Contingent Liabilities

Litigation

The Company is party to ordinary and routine litigation incidental to our business. We do not expect the outcome of any pending litigation to have a material adverse effect on our consolidated financial position or results of operations.

Contingent Liability—Employee Benefit Obligations

In December 1998, Hilton Hotels Corporation ("Hilton") spun-off its gaming operations as Park Place Entertainment Corporation ("Park Place"). In connection with the spin-off, Hilton and Park Place entered into various agreements, including an Employee Benefits and Other Employment Allocation Agreement dated December 31, 1998 (the "Allocation Agreement") whereby Park Place assumed or retained, as applicable, certain liabilities and excess assets, if any, related to the Hilton Hotels Retirement Plan (the "Hilton Plan") based on the accrued benefits of Hilton employees and Park Place employees. Park Place changed its name to Caesars Entertainment, Inc. ("Caesars") and the Company acquired Caesars in June 2005. In 1999 and 2005, the United States District Court for the District of Columbia (the "Court") certified two nationwide classes in the lawsuit against Hilton and others alleging that the Hilton Plan's benefit formula was backloaded in violation of ERISA, and that Hilton and the other defendants failed to properly calculate Hilton Plan participants' service for vesting purposes. In May 2009, the Court issued a decision granting summary judgment to the plaintiffs. Thereafter, the Court required the parties to attempt to agree on a remedies determination and further required the parties to submit briefs to the Court in support of their positions. On September 7, 2010, the Court issued an opinion resolving certain of Hilton's and the plaintiffs' issues regarding a remedies determination and requiring the parties to confer and take other actions in an effort to resolve the remaining issues. On July 28 and 29, 2011, the Court held a hearing to address the remaining remedy issues and on August 31, 2011, the Court issued a Memorandum Opinion and a final Order (the "Order"). In the Order, the Court ordered, among other things, Hilton to award back payments and commence increased benefits for all class members no later than January 1, 2012 or, in the case of any individual benefit or vesting disputes, within 30 days after the final dispute resolution by the Court. On September 28, 2011, Hilton filed a Motion for Reconsideration to ask the Court to reconsider certain aspects of the Order. On September 30, 2011, Hilton filed a Notice of Appeal to appeal all aspects of the Order and all other orders in the case to the United States Court of Appeals for the District of Columbia Circuit. Prior to the Court's 2010 opinion, we were advised by counsel for the defendants that the plaintiffs estimated that the damages are in the range of $180.0 million to $250.0 million. Counsel for the defendants further advised that approximately $50.0 million of the damages relates to questions regarding the proper size of the class and the amount, if any, of damages to any additional class members due to issues with Hilton's record keeping.

The Company received a letter from Hilton dated October 7, 2009 notifying the Company for the first time of this lawsuit and alleging that the Company has potential liability for the above described claims under the terms of the Allocation Agreement. Based on the terms of the Allocation Agreement, the Company believes its maximum potential exposure is approximately 30.0 percent to 33.0 percent of the amount ultimately awarded as damages. The Company is not a party to the proceedings between the plaintiffs and the defendants and has not participated in the defense of the litigation or in any discussions between the plaintiffs and the defendants about potential remedies or damages. Further, the Company does not have access to information sufficient to enable the Company to make an independent judgment about the possible range of loss in connection with this matter. Based on conversations between a representative of the Company and a representative of the defendants, the Company believes it is probable that damages will be at least $80.0 million and, accordingly, the Company recorded a charge of $25.0 million in accordance with ASC 450, Contingencies, during the second quarter 2010 in relation to this matter. The Company has not changed its belief respecting the damages which may be awarded in this lawsuit as a result of the 2010 opinion of the Court or the Order. The Company also continues to believe that it may have various defenses if a claim under the Allocation Agreement is asserted against the Company, including defenses as to the amount of damages. Because the Company has not had access to sufficient information regarding this matter, we cannot at this time predict the ultimate outcome of this matter or the possible additional loss, if any.

Contractual Commitments

During 2011, the Eastern Band of Cherokee Indians renewed our management agreement for Harrah's Cherokee in North Carolina via an amendment (the "Cherokee amendment") that includes a seven year term. The Cherokee amendment was approved by the National Indian Gaming Commission in September 2011. The agreements pursuant to which we manage casinos on Indian lands contain provisions required by law that provide that a minimum monthly payment be made to the tribe. That obligation has priority over scheduled repayments of borrowings for development costs and over the management fee earned and paid to the manager. In the event that insufficient cash flow is generated by the operations to fund this payment, we must pay the shortfall to the tribe. Subject to certain limitations as to time, such advances, if any, would be repaid to us in future periods in which operations generate cash flow in excess of the required minimum payment. Our aggregate monthly commitment for the minimum guaranteed payments pursuant to the Cherokee amendment is $84.0 million over the contract term. Currently this casino generates sufficient cash flows to cover all of its obligations, including its debt service.

Note 14—Commitments and Contingent Liabilities

Contractual Commitments

We continue to pursue additional casino development opportunities that may require, individually and in the aggregate, significant commitments of capital, up-front payments to third parties and development completion guarantees.

The agreements pursuant to which we manage casinos on Indian lands contain provisions required by law that provide that a minimum monthly payment be made to the tribe. That obligation has priority over scheduled repayments of borrowings for development costs and over the management fee earned and paid to the manager. In the event that insufficient cash flow is generated by the operations to fund this payment, we must pay the shortfall to the tribe. Subject to certain limitations as to time, such advances, if any, would be repaid to us in future periods in which operations generate cash flow in excess of the required minimum payment. These commitments will terminate upon the occurrence of certain defined events, including termination of the management contract. Our aggregate monthly commitment for the minimum guaranteed payments, pursuant to these contracts for the three managed Indian-owned facilities now open, which extend for periods of up to 48 months from December 31, 2010, is $1.2 million. Each of these casinos currently generates sufficient cash flows to cover all of its obligations, including its debt service.

In February 2008, we entered into an agreement with the State of Louisiana whereby we extended our guarantee of a $60.0 million annual payment obligation of Jazz Casino Company, LLC, our wholly-owned subsidiary and owner of Harrah's New Orleans, to the State of Louisiana. The agreement ends March 31, 2011.

In addition to the guarantees discussed above, we had total aggregate non-cancelable purchase obligations of $902.2 million as of December 31, 2010, including construction-related commitments.

Contingent Liability—Nevada Sales and Use Tax

The Supreme Court of Nevada decided in early 2008 that food purchased for subsequent use in the provision of complimentary and/or employee meals is exempt from use tax. Previously, such purchases were subject to use tax and the Company has claimed, but not recognized into earnings, a use tax refund totaling $32.2 million, plus interest, as a result of the 2008 decision. In early 2009, the Nevada Department of Taxation audited our refund claim, but has taken the position that those same purchases are now subject to sales tax; therefore, they subsequently issued a sales tax assessment totaling $27.4 million plus interest after application of our refund on use tax. While we have established certain reserves against possible loss on this matter, we believe that the Nevada Department of Taxation's position has no merit and we moved the matter to a procedural, administrative hearing before a Nevada Department of Taxation administrative law judge.

On October 21, 2010, the administrative law judge issued a decision and ruled in our favor on a number of key issues. Both the Company and the Nevada Department of Taxation have filed an appeal of the decision with the Nevada Tax Commission.

Contingent Liability—Employee Benefit Obligations

In December 1998, Hilton Hotels Corporation (Hilton) spun-off its gaming operations as Park Place Entertainment Corporation (Park Place). In connection with the spin-off, Hilton and Park Place entered into various agreements, including an Employee Benefits and Other Employment Allocation Agreement dated December 31, 1998 (the Allocation Agreement) whereby Park Place assumed or retained, as applicable, certain liabilities and excess assets, if any, related to the Hilton Hotels Retirement Plan (the Hilton Plan) based on the accrued benefits of Hilton employees and Park Place employees. Park Place changed its name to Caesars Entertainment, Inc. and the Company acquired Caesars Entertainment, Inc. in June 2005. In 1999 and 2005, the United States District Court for the District of Columbia certified two nationwide classes in the lawsuit against Hilton and others alleging that the Hilton Plan's benefit formula was backloaded in violation of ERISA, and that Hilton and the other defendants failed to properly calculate Hilton Plan participants' service for vesting purposes. In May 2009, the Court issued a decision granting summary judgment to the plaintiffs. Thereafter, the Court required the parties to attempt to agree on a remedies determination and further required the parties to submit briefs to the Court in support of their positions. On September 7, 2010, the Court issued an opinion resolving certain of Hilton's and the plaintiffs' issues regarding a remedies determination and requiring the parties to confer and take other actions in an effort to resolve the remaining issues. The Court may require the parties to submit additional briefs and schedules to support their positions and intends to hold another hearing before issuing a final judgment. Prior to the Court's latest opinion, we were advised by counsel for the defendants that the plaintiffs have estimated that the damages are in the range of $180.0 million to $250.0 million. Counsel for the defendants further advised that approximately $50.0 million of the damages relates to questions regarding the proper size of the class and the amount, if any, of damages to any additional class members due to issues with Hilton's record keeping.

The Company received a letter from Hilton dated October 7, 2009 notifying the Company for the first time of this lawsuit and alleging that the Company has potential liability for the above described claims under the terms of the Allocation Agreement. Based on the terms of the Allocation Agreement, the Company believes its maximum potential exposure is approximately 30% to 33% of the amount ultimately awarded as damages. The Company is not a party to the proceedings between the plaintiffs and the defendants and has not participated in the defense of the litigation or in any discussions between the plaintiffs and the defendants about potential remedies or damages. Further, the Company does not have access to information sufficient to enable the Company to make an independent judgment about the possible range of loss in connection with this matter. Based on conversations between a representative of the Company and a representative of the defendants, the Company believes it is probable that damages will be at least $80.0 million and, accordingly, the Company recorded a charge of $25.0 million in accordance with ASC 450, Contingencies, during the second quarter 2010 in relation to this matter. The Company has not changed its belief regarding the damages which may be awarded in this lawsuit as a result of the aforementioned recent opinion of the Court. The Company also continues to believe that it may have various defenses if a claim under the Allocation Agreement is asserted against the Company, including defenses as to the amount of damages. Because the Company has not had access to sufficient information regarding this matter, we cannot at this time predict the ultimate outcome of this matter or the possible additional loss, if any.

Self-Insurance

We are self-insured for various levels of general liability, workers' compensation, employee medical coverage and other coverage. Insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of actuarial estimates of incurred but not reported claims. At December 31, 2010 and 2009, we had total self-insurance accruals reflected in our Consolidated Balance Sheets of $215.7 million and $209.6 million, respectively.

Leases	12 Months Ended
Dec. 31, 2010
Leases [Abstract]
Leases

Note 15—Leases

We lease both real estate and equipment used in our operations and classify those leases as either operating or capital leases following the provisions of ASC 840, "Leases." At December 31, 2010, the remaining lives of our operating leases ranged from one to 83 years, with various automatic extensions totaling up to 87 years.

Rental expense, net of income from subleases, is associated with operating leases for continuing operations and is charged to expense in the year incurred. Net rental expense is included within each line of the Statements of Operations dependent upon the nature or use of the assets under lease. Total net rental expense is as follows:

	Successor			Predecessor
	Year Ended December 31,		Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
(In millions)	2010	2009
Noncancelable
Minimum	$90.4	$78.7	$81.8	$7.3
Contingent	3.7	4.1	5.5	0.4
Sublease	(1.6)	(0.9)	(1.0)	—
Other	71.5	55.5	32.9	2.9

	$164.0	$137.4	$119.2	$10.6

Our future minimum rental commitments as of December 31, 2010 were as follows:

(In millions)	Noncancelable Operating Leases
2011	$84.4
2012	76.1
2013	66.5
2014	62.2
2015	61.9
Thereafter	1,859.5

Total minimum rental commitments	$2,210.6

In addition to these minimum rental commitments, certain of our operating leases provide for contingent rentals based on a percentage of revenues in excess of specified amounts.

Litigation	12 Months Ended
Dec. 31, 2010
Litigation [Abstract]
Litigation

Note 16—Litigation

The Company is party to ordinary and routine litigation incidental to our business. We do not expect the outcome of any pending litigation to have a material adverse effect on our consolidated financial position or results of operations.

Supplemental Cash Flow Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information

Note 14—Supplemental Cash Flow Disclosures

Cash Paid for Interest and Taxes

The following table reconciles our interest expense, net of capitalized interest, per the Consolidated Condensed Statements of Operations, to cash paid for interest:

	Nine Months Ended September 30,
(In millions)	2011	2010
Interest expense, net of interest capitalized	$1,448.3	$1,471.9
Adjustments to reconcile to cash paid for interest:
Net change in accruals	(201.8)	(237.8)
Amortization of deferred finance charges	(54.0)	(59.9)
Net amortization of discounts and premiums	(122.2)	(120.2)
Amortization of accumulated other comprehensive loss	(60.6)	(31.4)
Rollover of PIK interest to principal	(1.1)	(1.1)
Change in fair value of derivative instruments	62.4	54.1

Cash paid for interest	$1,071.0	$1,075.6

Cash (refunds)/payments of income taxes, net	$(2.4)	$25.9

Significant non-cash transactions during the nine months ended September 30, 2011 include an adjustment to the accrued jackpot liability, and the corresponding cumulative effect adjustment to Accumulated Deficit, resulting from the adoption of the provision of new accounting requirements, as further discussed in Note 2, "Recent Accounting Pronouncements".

Note 17—Supplemental Cash Flow Information

The increase/(decrease) in Cash and cash equivalents due to the changes in long-term and working capital accounts were as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Long-term accounts
Deferred charges and other	$58.2	$(128.7)	$19.3	$14.0
Deferred credits and other	(70.5)	203.4	(99.4)	54.3

Net change in long-term accounts	$(12.3)	$74.7	$(80.1)	$68.3

Working capital accounts
Receivables	$(59.6)	$52.1	$(55.6)	$33.0
Inventories	3.3	9.7	8.9	(1.4)
Prepayments and other	(21.7)	40.0	48.5	(26.5)
Accounts payable	(17.8)	(47.8)	(95.8)	56.9
Accrued expenses	(54.8)	(171.4)	497.4	(229.6)

Net change in working capital accounts	$(150.6)	$(117.4)	$403.4	$(167.6)

Supplemental Disclosure of Cash Paid for Interest and Taxes

The following table reconciles our Interest expense, net of capitalized interest, per the Consolidated Statements of Operations, to cash paid for interest, net of amount capitalized.

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Interest expense, net of capitalized interest	$1,981.6	$1,892.5	$2,074.9	$89.7
Adjustments to reconcile to cash paid for interest:
Net change in accruals	(12.8)	248.4	(196.4)	8.7
Amortization of deferred finance charges	(76.4)	(126.8)	(91.8)	(0.8)
Net amortization of discounts and premiums	(163.7)	(128.2)	(129.2)	2.9
Amortization of other comprehensive income	(36.3)	(18.2)	(0.9)	(0.1)
Rollover of Paid in Kind ("PIK") interest to principal	(1.0)	(62.8)	—	—
Change in accrual (related to PIK interest)	—	(40.1)	(68.4)	—
Change in fair value of derivative instruments	74.7	7.6	(65.0)	(39.2)

Cash paid for interest, net of amount capitalized	$1,766.1	$1,772.4	$1,523.2	$61.2

Cash payments/(receipts) for income taxes, net(a)	$(190.2)	$31.0	$11.0	$1.0

(a)	The 2010 net receipt includes approximately $220.8 million of federal income tax refund received in the fourth quarter, offset by other federal, state and foreign taxes paid during the year.

Significant non-cash transactions in 2010 included the impairment of goodwill and other non-amortizing intangible assets discussed in Note 5, "Goodwill and Other Intangible Assets," the first quarter 2010 conversion of preferred shares into common shares and the elimination of cumulative dividends on such preferred shares discussed in Note 9, "Preferred and Common Stock," the second quarter 2010 write-down of long-term note receivable and contingent liability charge discussed in Note 11, "Write-downs, Reserves and Recoveries," and the fourth quarter 2010 exchange of debt for equity discussed in Note 7, "Debt."

Significant non-cash transactions in 2009 and 2008 included the Company's accrued, but unpaid, dividends on its preferred shares of $354.8 million and $297.8 million for the year ended December 31, 2009 and for the period from January 28, 2008 through December 31, 2008, respectively, the impairment of goodwill and other non-amortizing intangible assets discussed in Note 5, "Goodwill and other Intangible Assets," the April 2009 debt exchange transaction discussed in Note 7, "Debt," and the impairment of long-lived tangible assets and the litigation reserve adjustment, both of which are discussed in Note 11, "Write-downs, Reserves and Recoveries."

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
Employee Benefit Plans

Note 18—Employee Benefit Plans

We have established a number of employee benefit programs for purposes of attracting, retaining and motivating our employees. The following is a description of the basic components of these programs as of December 31, 2010.

Equity Incentive Awards

Prior to the completion of the Acquisition, the Company granted stock options, SARs and restricted stock for a fixed number of shares to employees and directors under share-based compensation plans. The exercise prices of the stock options and SARs were equal to the fair market value of the underlying shares at the dates of grant. Compensation expense for restricted stock awards was measured at fair value on the dates of grant based on the number of shares granted and the quoted market price of the Company's common stock. Such value was recognized as expense over the vesting period of the award adjusted for actual forfeitures.

In connection with the Acquisition, on January 28, 2008, outstanding and unexercised stock options and SARs, whether vested or unvested, were cancelled and converted into the right to receive a cash payment equal to the product of (a) the number of shares of common stock underlying the options and (b) the excess, if any, of the Acquisition consideration over the exercise price per share of common stock previously subject to such options, less any required withholding taxes. In addition, outstanding restricted shares vested and became free of restrictions, and each holder received $90.00 in cash for each outstanding share.

The following is a summary of activity under the equity incentive plans that were in effect through the effective date of the Acquisition, when all of the stock options and SARs were cancelled and restricted shares were vested:

	Predecessor
Plan	Outstanding at Jan. 1, 2008	Cancelled	Outstanding at Jan. 27, 2008
Stock options
2004 Equity Incentive Award Plan	7,303,293	7,303,293	—
2001 Broad-Based Stock Incentive Plan	50,097	50,097	—
2004 Long Term Incentive Plan	537,387	537,387	—
1998 Caesars Plans	102,251	102,251	—

Total options outstanding	7,993,028	7,993,028	—

Weighted average exercise price per option	$57.51	$57.51	—
Weighted average remaining contractual term per option	3.5 years	—	—
Options exercisable at January 27, 2008:
Number of options			—
Weighted average exercise price			—
Weighted average remaining contractual term			—
SARs
2004 Equity Incentive Award Plan	3,229,487	3,229,487	—
2004 Long Term Incentive Plan	27,695	27,695	—

Total SARs outstanding	3,257,182	3,257,182	—

Weighted average exercise price per SAR	$69.26	$69.26	—
Weighted average remaining contractual term per SAR	5.7 years	—	—
SARs exercisable at January 27, 2008:
Number of SARs			—
Weighted average exercise price			—
Weighted average remaining contractual term			—

		Vested
Restricted shares
2004 Equity Incentive Award Plan	687,624	687,624	—
2004 Long Term Incentive Plan	36,691	36,691	—

Total restricted shares outstanding	724,315	724,315	—

Weighted Average Grant date fair value per restricted share	$70.71	$70.71	—

Prior to the Acquisition, certain employees were also granted restricted stock or options to purchase shares of common stock under the Caesars Entertainment, Inc. 2001 Broad-based Stock Incentive Plan (the "2001 Plan"). Two hundred thousand shares were authorized for issuance under the 2001 Plan, which was an equity compensation plan not approved by stockholders.

There were no share-based grants during the period January 1, 2008 through January 27, 2008.

The total intrinsic value of stock options cancelled, SARs cancelled and restricted shares vested at the date of the Acquisition was approximately $456.9 million, $225.3 million and $46.9 million, respectively.

The following is a summary of the activity for nonvested stock option and SAR grants and restricted share awards as of January 27, 2008 and the changes for the period January 1, 2008 to January 27, 2008:

	Predecessor
	Stock Options		SARs		Restricted Shares
	Options	Fair Value (1)	SARs	Fair Value (1)	Shares	Fair Value (1)
Nonvested at January 1, 2008	2,157,766	$19.87	2,492,883	$19.51	724,315	$70.71
Grants	—	—	—	—	—	—
Vested	(1,505,939)	19.82	(16,484)	23.71	(724,315)	70.71
Cancelled	(651,827)	20.00	(2,476,399)	19.48	—	—

Nonvested at January 27, 2008	—	$—	—	$—	—	$—

(1)

Represents the weighted-average grant date fair value per share-based unit, using the Black-Scholes option-pricing model for stock options and SARs and the average high/low market price of the Company's common stock for restricted shares.

The total fair value of stock options and SARs cancelled and restricted shares vested during the period from January 1, 2008, through January 27, 2008, was approximately $42.9 million, $48.6 million and $51.2 million, respectively. The consummation of the Acquisition accelerated the recognition of compensation cost of $82.8 million, which was included in Acquisition and integration costs in the Consolidated Statements of Operations in the period from January 1, 2008 through January 27, 2008.

Share-based Compensation Plans—Successor Entity

In February 2008, the Board of Directors approved and adopted the Harrah's Entertainment, Inc. Management Equity Incentive Plan (the "Equity Plan"), including the ability to grant awards covering up to 3,733,835 shares of our non-voting common stock in February 2008. The Equity Plan authorizes awards that may be granted to management and other personnel and key service providers. Option awards may be either time-based options or performance-based options, or a combination thereof. Time-based options generally vest in equal increments of 20% on each of the first five anniversaries of the grant date. The performance-based options vest based on the investment returns of our stockholders. One-half of the performance-based options become eligible to vest upon the stockholders receiving cash proceeds equal to two times their amount vested, and one-half of the performance-based options become eligible to vest upon the stockholders receiving cash proceeds equal to three times their amount vested subject to certain conditions and limitations. In addition, the performance-based options may vest earlier at lower thresholds upon liquidity events prior to December 31, 2011, as well as pro rata, in certain circumstances. The Equity Plan was amended in December 2008 to allow grants at a price above fair market value, as defined in the Equity Plan.

On February 23, 2010, the Human Resources Committee of the Board of Directors of the Company adopted an amendment to the Equity Plan. The amendment provides for an increase in the available number shares of the Company's non-voting common stock for which awards may be granted to 4,566,919 shares.

The amendment also revised the vesting hurdles for performance-based options under the Plan. The performance options vest if the return on investment in the Company of TPG, Apollo, and their respective affiliates (the "Majority Stockholders") achieve a specified return. Previously, 50% of the performance-based options vested upon a 2x return and 50% vested upon a 3x return. The triggers have been revised to 1.5x and 2.5x, respectively. In addition, a pro-rata portion of the 2.5x options will vest if the Majority Stockholders achieve a return on their investment that is greater than 2.0x, but less than 2.5x. The pro rata portion will increase on a straight line basis from zero to a participant's total number of 2.5x options depending upon the level of returns that the Majority Stockholders realize between 2.0x and 2.5x.

The following is a summary of share-based option activity for the period from January 28, 2008 through December 31, 2008 and for the years ended December 31, 2009 and 2010:

	Successor Entity
Options	Shares	Weighted Average Exercise Price	Fair Value(1)	Weighted Average Remaining Contractual Term (years)
Outstanding at January 28, 2008	133,133	$25.00	$20.82
Options granted	3,417,770	99.13	35.81
Exercised	—	—	—
Cancelled	(379,303)	100.00	36.68

Outstanding at December 31, 2008	3,171,600	$95.91	$35.07	8.9

Exercisable at December 31, 2008(2)	133,133	$25.00	$20.82	3.5

Outstanding at December 31, 2008	3,171,600	$95.91	$35.07
Options granted	302,496	51.79	17.89
Exercised	—	—	—
Cancelled	(279,921)	97.99	33.98

Outstanding at December 31, 2009	3,194,175	$91.53	$33.45	8.0

Exercisable at December 31, 2009	482,528	$78.49	$31.70	6.4

Outstanding at December 31, 2009	3,194,175	$91.53	$33.45
Options granted	1,362,095	57.55	26.85
Exercised	(244)	51.79	18.19
Cancelled	(314,024)	88.17	33.17

Outstanding at December 31, 2010	4,242,002	$80.75	$31.46	7.7

Exercisable at December 31, 2010	803,130	$84.41	$33.42	6.1

(1)

Represents the weighted-average grant date fair value per option, using the Monte Carlo simulation option-pricing model for performance-based options, and the Black-Scholes option-pricing model for time-based options.

(2)

On January 27, 2008, an executive and the Company entered into a stock option rollover agreement that provides for the conversion of options to purchase shares of the Company prior to the Acquisition into options to purchase shares of the Company following the Acquisition with such conversion preserving the intrinsic "spread value" of the converted option. The rollover option is immediately exercisable with respect to 133,133 shares of non-voting common stock of the Company at an exercise price of $25.00 per share. The rollover options expire on June 17, 2012.

There are no provisions in the Equity Plan for the issuance of SARs or restricted shares.

The weighted-average grant date fair value of options granted during 2010 was $26.85. There were 244 stock options exercised during the year ended December 31, 2010.

The Company utilized historical optionee behavioral data to estimate the option exercise and termination rates used in the option-pricing models. The expected term of the options represents the period of time the options were expected to be outstanding based on historical trends. Expected volatility was based on the historical volatility of the common stock of Caesars Entertainment and its competitor peer group for a period approximating the expected life. The Company does not expect to pay dividends on common stock. The risk-free interest rate within the expected term was based on the U.S. Treasury yield curve in effect at the time of grant.

As of December 31, 2010, there was approximately $53.4 million of total unrecognized compensation cost related to stock option grants. This cost is expected to be recognized over a remaining weighted-average period of 3.1 years. For the years ended December 31, 2010 and 2009 and for the Successor period from January 28, 2008 through December 31, 2008, the compensation cost that has been charged against income for stock option grants was approximately $18.0 million, $16.4 million and $15.8 million, respectively, of which, for the year ended December 31, 2010, $9.4 million was included in Corporate expenses and $8.6 million was included in Property, general, administrative and other in the Consolidated Statements of Operations. For the year ended December 31, 2009, $7.6 million of compensation cost was included in Corporate expense and $8.8 million was included in Property, general, administrative and other in the Consolidated Statements of Operations.

Presented below is a comparative summary of valuation assumptions for the indicated periods:

	2010	2009	2008 Successor
Expected volatility	71.4%	65.9%	35.4%
Expected dividend yield	—	—	—
Expected term (in years)	6.6	6.8	6.0
Risk-free interest rate	2.4%	2.5%	3.3%
Weighted average fair value per share of options granted	$26.85	$17.89	$35.81

Savings and Retirement Plan

We maintain a defined contribution savings and retirement plan, which, among other things, allows pre-tax and after-tax contributions to be made by employees to the plan. Under the plan, participating employees may elect to contribute up to 50% of their eligible earnings. Prior to February 2009, the Company matched 50% of the first six percent of employees' contributions. In February 2009, Caesars Entertainment announced the suspension of the employer match for all participating employees, where allowed by law or not in violation of an existing agreement. The Acquisition was a change in control under the savings and retirement plan, and therefore, all unvested Company match as of the Acquisition became vested. Amounts contributed to the plan are invested, at the participant's direction, in up to 19 separate funds. Participants become vested in the matching contribution over five years of credited service. Our contribution expense for this plan was $0.1 million and $3.2 million, respectively, for the years ended December 31, 2010 and 2009, $28.5 million for the period from January 28, 2008 to December 31, 2008, and $2.4 million for the period from January 1, 2008 to January 27, 2008.

Deferred Compensation Plans

The Company has one currently active deferred compensation plan, the Executive Supplemental Savings Plan II ("ESSP II"), although there are five other plans that contain deferred compensation assets: Harrah's Executive Deferred Compensation Plan ("EDCP"), the Harrah's Executive Supplemental Savings Plan ("ESSP"), Harrah's Deferred Compensation Plan ("CDCP"), the Restated Park Place Entertainment Corporation Executive Deferred Compensation Plan, and the Caesars World, Inc. Executive Security Plan. The deferred compensation plans are collectively referred to as "DCP."

Amounts deposited into DCP are unsecured liabilities of the Company, the EDCP and CDCP earn interest at rates approved by the Human Resources Committee of the Board of Directors. The other plans, including the ESSP II are variable investment plans, which allow employees to direct their investments by choosing from several investment alternatives. In connection with the 2005 acquisition of Caesars Entertainment, Inc., we assumed the outstanding liability for Caesars Entertainment, Inc.'s deferred compensation plan; however, the balance was frozen and former Caesars employees may no longer contribute to that plan. The total liability included in Deferred credits and other for DCP at December 31, 2010 and 2009 was $95.1 million and $98.6 million, respectively. In connection with the administration of one of these plans, we have purchased company-owned life insurance policies insuring the lives of certain directors, officers and key employees.

Beginning in 2005, we implemented the ESSP II for certain executive officers, directors and other key employees of the Company to replace the ESSP. Eligible employees may elect to defer a percentage of their salary and/or bonus under ESSP II. Prior to February 2009, the Company had the option to make matching contributions with respect to deferrals of salary to those participants who are eligible to receive matching contributions under the Company's 40l(k) plan. In February 2009, the Company eliminated matching contributions with respect to deferrals of salary. Employees immediately vest in their own deferrals of salary and bonus, and vest in Company funded matching and discretionary contributions over five years.

The Acquisition was a change in control under our deferred compensation plans, and therefore, all unvested Company match as of the Acquisition became vested. The change in control also required that the pre-existing trust and escrow funds related to our deferred compensation plans be fully funded.

Subsequent to the Acquisition, contributions by the Company have been segregated in order to differentiate between the fully-funded trusts and escrows prior to the Acquisition and the post-acquisition contributions. In January 2010, the Company funded $5.6 million into the trust in order to increase the security of the participants' deferred compensation plan benefits.

Multi-employer Pension Plan

We have approximately 26,000 employees covered under collective bargaining agreements, and the majority of those employees are covered by union sponsored, collectively bargained multi-employer pension plans. We contributed and charged to expense $41.9 million for the year ended December 31, 2010, $35.9 million for the year ended December 31, 2009, $34.7 million for the period from January 28, 2008 to December 31, 2008, and $3.0 million for the period from January 1, 2008 to January 27, 2008, for such plans. The plans' administrators do not provide sufficient information to enable us to determine our share, if any, of unfunded vested benefits.

Pension Commitments

With the acquisition of London Clubs in December 2006, we assumed a defined benefit plan, which provides benefits based on final pensionable salary. The assets of the plan are held in a separate trustee-administered fund, and death-in-service benefits, professional fees and other expenses are paid by the pension plan. The most recent actuarial valuation of the plan showed a deficit of approximately $33.9 million, which is recognized as a liability in our Consolidated Balance Sheet at December 31, 2010. The London Clubs pension plan is not material to our Company.

As discussed within Note 14, "Commitments and Contingent Liabilities", with our acquisition of Caesars Entertainment, Inc., we assumed certain obligations related to the Employee Benefits and Other Employment Matters Allocation Agreement by and between Hilton Worldwide, Inc. (formerly Hilton Hotels Corporation) and Caesars Entertainment, Inc. dated December 31, 1998, pursuant to which we shall retain or assume, as applicable, all liabilities and excess assets, if any, related to the Hilton Hotels Retirement Plan based on the ratio of accrued benefits of Hilton employees and the Company's employees covered under the plan. Based on this ratio, our share of any benefit or obligation would be approximately 30 percent of the total. The Hilton Hotels Retirement Plan is a defined benefit plan that provides benefits based on years of service and compensation, as defined. Since December 31, 1996, employees have not accrued additional benefits under this plan. The plan is administered by Hilton Worldwide, Inc. Hilton Worldwide, Inc. has informed the Company that as of December 31, 2010, the plan benefit obligations exceeded the fair value of the plan assets by $79.3 million, of which $25.2 million is our share. No contributions to the plan were required during 2010. Expected contributions for 2011 are $5.1 million, of which $1.6 million is our share.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations

Note 19—Discontinued Operations

During 2006, we sold Grand Casino Gulfport, however, pursuant to the sales agreement, we retained all insurance proceeds related to that property. Discontinued operations for the period from January 28, 2008 through December 31, 2008 included insurance proceeds of $87.3 million, after taxes, representing the final funds received that were in excess of the net book value of the impacted assets and costs and expenses reimbursed under our business interruption claims for Grand Casino Gulfport.

Summary operating results for discontinued operations is as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Net revenues	$—	$—	$—	$—

Pre-tax income from discontinued operations	$—	$—	$141.5	$0.1

Discontinued operations, net of tax	$—	$—	$90.4	$0.1

Non Consolidated Affiliates	12 Months Ended
Dec. 31, 2010
Non Consolidated Affiliates [Abstract]
Non Consolidated Affiliates

Note 20—Non-consolidated Affiliates

During late 2009, we invested approximately $66.9 million to purchase outstanding debt of the Planet Hollywood Resort and Casino ("Planet Hollywood"), located on the Las Vegas strip. This investment was accounted for as a long-term investment recorded at historical cost as of December 31, 2009. The Company converted this investment into equity ownership interests of Planet Hollywood in February 2010, which subsequent to this date is consolidated with the Company, as more fully discussed in Note 4, "Development and Acquisition Activity."

As of December 31, 2010, our investments in and advances to non-consolidated affiliates consisted of interests in a company that provides management services to a casino in Windsor, Canada, a horse-racing facility in Florence, Kentucky, a joint venture in a hotel at our combination thoroughbred racetrack and casino in Bossier City, Louisiana, a direct train line from New York City Penn Station to Atlantic City Rail Terminal, a restaurant located inside the Flamingo Hotel and Casino in Las Vegas, Nevada, and our investment in Rock Ohio Caesars, LLC in Ohio.

	As of December 31,
(In millions)	2010	2009
Investments in and advances to non-consolidated affiliates
Accounted for under the equity method	$94.0	$20.8
Accounted for at historical cost	—	73.2

	$94.0	$94.0

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

Note 15—Related Party Transactions

In connection with the Acquisition, the Sponsors entered into a services agreement with Caesars Entertainment relating to the provision of financial and strategic advisory services and consulting services. In addition, we pay a monitoring fee for management services and advice. Fees paid to the Sponsors, which are included in Corporate expense in our Consolidated Condensed Statements of Operations, for the quarter and nine months ended September 30, 2011, were $7.5 million and $22.5 million, respectively. For the quarter and nine months ended September 30, 2010, fees paid to the Sponsors totaled approximately $7.1 million and $21.4 million, respectively. We also reimburse the Sponsors for expenses that they incur related to their management services.

Note 21—Related Party Transactions

In connection with the Acquisition, Apollo, TPG and their affiliates entered into a services agreement with Caesars Entertainment relating to the provision of financial and strategic advisory services and consulting services. We paid Apollo and TPG a one-time transaction fee of $200 million for structuring the Acquisition and for assisting with debt financing negotiations. This amount was included in the overall purchase price of the Acquisition. In addition, we pay a monitoring fee for management services and advice. Fees for the years ended December 31, 2010 and 2009 and for the period from January 28, 2008 through December 31, 2008 were $28.5 million, $28.7 million and $27.9 million, respectively. Such fees are included in Corporate expense in our Consolidated Statements of Operations for the applicable Successor periods. We also reimburse Apollo and TPG for expenses that they incur related to their management services.

In connection with our debt exchange in April 2009, certain debt held by Apollo and TPG was exchanged for new debt and the related party gain on that exchange totaling $80.1 million, net of deferred tax of $52.3 million, has been recorded to stockholders' equity.

During the quarter ended June 30, 2009, Apollo and TPG completed their own tender offer and purchased some of our Second Lien Notes.

On June 3, 2010, Caesars announced an agreement under which affiliates of each of Apollo, TPG and Paulson & Co. Inc. ("Paulson") were to exchange approximately $1,118.3 million face amount of debt for approximately 15.7% of the common equity of Caesars Entertainment, subject to regulatory approvals and certain other conditions. In connection with the transaction, Apollo, TPG, and Paulson purchased approximately $835.4 million, face amount, of CEOC notes that were held by another subsidiary of Caesars Entertainment for aggregate consideration of approximately $557.0 million, including accrued interest. The notes that were purchased, together with $282.9 million face amount of notes they had previously acquired, were exchanged for equity in the fourth quarter of 2010 and the notes exchanged for equity are held by a subsidiary of Caesars Entertainment and remain outstanding for purposes of CEOC. The exchange was 10 shares of common stock per $1,000 principal amount of notes tendered. Accrued and unpaid interest on the notes held by affiliates of each of Apollo and TPG was also paid in shares of common stock at the same exchange ratio. The above exchange resulted in the issuance of 11,270,331 shares of common stock.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 22—Subsequent Events

On February 24, 2011, Caesars announced that it has commenced marketing efforts in the pursuit of securing a $400.0 million Senior Secured Term Loan facility, the proceeds of which will be used to complete two Las Vegas development projects: the completion of the Octavius Tower at Caesars Palace and the construction of a Retail, Dining, and Entertainment district known as "the Linq", between the Imperial Palace and the Flamingo, that will be anchored by the world's largest observation wheel. The Octavius Tower project will consist of completing the fit-out and remaining construction on approximately 660 rooms and suites, and will also include the design and construction of an additional 3 high-end villas. The Linq will consist of approximately 200,000 square feet of leasable space and will also include a 550 ft observation wheel. The total cost to complete the projects will be approximately $600.0 million. We plan to initiate these development projects in a phased approach, beginning in 2011.

Consolidating Financial Information Of Guarantors And Issuers	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Consolidating Financial Information Of Guarantors And Issuers [Abstract]
Consolidating Financial Information Of Guarantors And Issuers

Note 16—Consolidating Financial Information of Guarantors and Issuers

As of September 30, 2011, CEOC is the issuer of certain debt securities that have been guaranteed by Caesars Entertainment and certain subsidiaries of CEOC. The following consolidating schedules present condensed financial information for Caesars Entertainment, the parent and guarantor; CEOC, the subsidiary issuer; guarantor subsidiaries of CEOC; and non-guarantor subsidiaries of Caesars Entertainment and CEOC, which include PHW Las Vegas and the CMBS properties, as of September 30, 2011, and December 31, 2010, and for the quarters and nine months ended September 30, 2011 and 2010.

In lieu of providing separate unaudited financial statements for the guarantor subsidiaries, we have included the accompanying condensed consolidating financial statements based on the Securities and Exchange Commission's interpretation and application of ASC 470-10-S99, (Rule 3-10 of the Securities and Exchange Commission's Regulation S-X). Management does not believe that separate financial statements of the guarantor subsidiaries are material to our investors. Therefore, separate financial statements and other disclosures concerning the guarantor subsidiaries are not presented.

As described in more detail in Note 5, "Debt" in this 10-Q, Caesars Entertainment is in the process of completing the Octavius Tower at Caesars Palace Las Vegas and the development of Project Linq on the Las Vegas strip. As part of the financing of the two projects, certain non-guarantor entities borrowed $450.0 million in April 2011. Also, in April 2011, a guarantor entity contributed the existing Octavius Tower and related assets, which totaled $293.2 million, to the Octavius non-guarantor borrower. Concurrent with this asset contribution, the contributing guarantor entity increased its investment in the non-guarantor borrower entity by the same amount.

In August 2010, in conjunction with the amendment of the CMBS Financing, certain trademark assets were transferred from one of the Guarantor subsidiaries of CEOC to the CMBS properties, which are non-guarantor subsidiaries of the Company. This transfer of trademarks, with a book value of $45.3 million, was not properly recorded in this footnote in our filings since that time. At September 30, 2011, the trademark values have been properly reclassified in the respective Guarantor and Non-Guarantor columns of the Condensed Consolidating Balance Sheet herein. This revision resulted in decreases in Intangible assets other than goodwill and Stockholders' equity in the Guarantors column and corresponding increases in Intangible assets other than goodwill and Stockholders' equity in the Non-Guarantors column, of this footnote. The error, which the Company has determined is not material to this disclosure for all periods, had no impact on the Company's Consolidated Condensed Balance Sheets, Consolidated Condensed Statements of Operations or Consolidated Condensed Statements of Cash Flows for any period presented in this 10-Q. In addition, the error had no impact on the Condensed Consolidating Statements of Operations and Condensed Consolidating Statements of Cash Flows within this footnote.

CONDENSED CONSOLIDATING BALANCE SHEET

SEPTEMBER 30, 2011

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Assets
Current assets
Cash and cash equivalents	$113.3	$306.9	$267.9	$462.6	$—	$1,150.7
Receivables, net of allowance for doubtful accounts	—	39.6	260.9	113.7	—	414.2
Deferred income taxes	—	66.6	81.2	12.3	—	160.1
Prepayments and other current assets	—	13.0	76.2	162.1	—	251.3
Inventories	—	0.5	32.1	16.4	—	49.0
Assets held for sale	—	—	2.4	—	—	2.4
Intercompany receivables	12.9	259.0	155.7	137.7	(565.3)	—

Total current assets	126.2	685.6	876.4	904.8	(565.3)	2,027.7
Land, buildings, riverboats and equipment, net of accumulated depreciation	—	228.6	9,800.2	7,333.7	—	17,362.5
Goodwill	—	—	1,646.1	1,826.9	—	3,473.0
Intangible assets other than goodwill	—	5.1	3,848.2	849.9	—	4,703.2
Investments in and advances to non-consolidated affiliates	681.0	13,656.2	653.7	966.5	(15,857.5)	99.9
Restricted cash	—	—	—	465.3	—	465.3
Deferred charges and other	5.0	332.1	183.7	213.7	—	734.5
Intercompany receivables	361.2	1,105.5	585.9	98.5	(2,151.1)	—

	$1,173.4	$16,013.1	$17,594.2	$12,659.3	$(18,573.9)	$28,866.1

Liabilities and Stockholders' Equity/ (Deficit)
Current liabilities
Accounts payable	$0.3	$90.8	$87.3	$97.8	$—	$276.2
Interest payable	—	374.7	1.7	9.1	—	385.5
Accrued expenses	3.9	169.6	431.2	480.0	—	1,084.7
Current portion of long-term debt	—	23.5	7.0	15.0	—	45.5
Intercompany payables	7.5	80.0	277.0	200.8	(565.3)	—

Total current liabilities	11.7	738.6	804.2	802.7	(565.3)	1,791.9
Long-term debt	—	14,240.9	68.5	6,111.7	(846.0)	19,575.1
Deferred credits and other	—	645.2	164.8	98.2	—	908.2
Deferred income taxes	(0.2)	940.9	2,465.4	1,942.9	—	5,349.0
Intercompany payables	—	387.8	871.6	891.7	(2,151.1)	—

	11.5	16,953.4	4,374.5	9,847.2	(3,562.4)	27,624.2

Redeemable non-controlling interests				36.0		36.0

Caesars Entertainment Corporation Stockholders' equity/(deficit)	1,161.9	(940.3)	13,219.7	2,732.1	(15,011.5)	1,161.9
Non-controlling interests	—	—	—	44.0	—	44.0

Total Stockholders' equity/(deficit)	1,161.9	(940.3)	13,219.7	2,776.1	(15,011.5)	1,205.9

	$1,173.4	$16,013.1	$17,594.2	$12,659.3	$(18,573.9)	$28,866.1

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2010

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Assets
Current assets
Cash and cash equivalents	$136.0	$61.0	$358.2	$431.8	$—	$987.0
Receivables, net of allowance for doubtful accounts	—	18.0	261.4	113.8	—	393.2
Deferred income taxes	—	66.2	92.6	17.0	—	175.8
Prepayments and other current assets	—	29.0	77.2	77.9	—	184.1
Inventories	—	0.4	32.7	17.3	—	50.4
Intercompany receivables	3.7	313.0	161.9	169.1	(647.7)	—

Total current assets	139.7	487.6	984.0	826.9	(647.7)	1,790.5
Land, buildings, riverboats and equipment, net of accumulated depreciation	—	229.8	10,457.8	7,079.0	—	17,766.6
Goodwill	—	—	1,646.1	1,774.8	—	3,420.9
Intangible assets other than goodwill	—	5.6	4,052.1	654.1	—	4,711.8
Investments in and advances to non-consolidated affiliates	1,002.3	13,924.4	7.6	914.0	(15,754.3)	94.0
Deferred charges and other	—	408.2	188.4	207.3	—	803.9
Intercompany receivables	500.0	1,106.7	669.5	184.2	(2,460.4)	—

	$1,642.0	$16,162.3	$18,005.5	$11,640.3	$(18,862.4)	$28,587.7

Liabilities and Stockholders' Equity/(Deficit)
Current liabilities
Accounts payable	$2.1	$87.6	$91.3	$70.4	$—	$251.4
Interest payable	—	191.2	0.5	9.8	—	201.5
Accrued expenses	7.3	208.2	420.2	438.6	—	1,074.3
Current portion of long-term debt	—	30.0	6.7	18.9	—	55.6
Intercompany payables	—	47.9	318.8	281.0	(647.7)	—

Total current liabilities	9.4	564.9	837.5	818.7	(647.7)	1,582.8
Long-term debt	—	13,690.7	71.8	5,825.0	(802.0)	18,785.5
Deferred credits and other	—	646.4	164.2	112.5	—	923.1
Deferred income taxes	(0.2)	1,131.3	2,536.1	1,956.5	—	5,623.7
Intercompany payables	—	598.1	955.2	907.1	(2,460.4)	—

	9.2	16,631.4	4,564.8	9,619.8	(3,910.1)	26,915.1

Caesars Entertainment Corporation Stockholders' equity/(deficit)	1,632.8	(469.1)	13,440.7	1,980.7	(14,952.3)	1,632.8
Non-controlling interests	—	—	—	39.8	—	39.8

Total Stockholders' equity/(deficit)	1,632.8	(469.1)	13,440.7	2,020.5	(14,952.3)	1,672.6

	$1,642.0	$16,162.3	$18,005.5	$11,640.3	$(18,862.4)	$28,587.7

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED SEPTEMBER 30, 2011

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$18.3	$1,078.0	$593.9	$—	$1,690.2
Food and beverage	—	3.8	227.9	172.1	—	403.8
Rooms	—	5.0	163.3	146.7	—	315.0
Management fees	—	—	16.4	0.7	(7.4)	9.7
Other	—	7.4	96.4	102.8	(41.8)	164.8
Less: casino promotional allowances	—	(5.5)	(201.5)	(122.5)	—	(329.5)

Net revenues	—	29.0	1,380.5	893.7	(49.2)	2,254.0

Operating expenses
Direct
Casino	—	11.3	607.7	336.5	—	955.5
Food and beverage	—	1.6	90.7	82.2	—	174.5
Rooms	—	0.5	35.5	39.0	—	75.0
Property general, administrative and other	—	12.6	334.8	239.3	(34.9)	551.8
Depreciation	—	1.7	110.5	69.1	—	181.3
Write-downs, reserves and recoveries	—	10.6	4.3	24.7	—	39.6
Loss/(income) on interests in non-consolidated affiliates	161.7	(87.4)	(10.5)	0.1	(62.8)	1.1
Corporate expense	7.0	20.0	7.2	16.6	(14.3)	36.5
Acquisition and integration costs	(0.2)	0.1	—	1.4	—	1.3
Amortization of intangible assets	—	0.2	23.4	15.6	—	39.2

Total operating expenses	168.5	(28.8)	1,203.6	824.5	(112.0)	2,055.8

(Loss)/income from operations	(168.5)	57.8	176.9	69.2	62.8	198.2
Interest expense, net of interest capitalized	—	(413.5)	(7.3)	(74.1)	44.6	(450.3)
Other income, including interest income	3.3	14.3	3.8	31.4	(44.6)	8.2

(Loss)/income before income taxes	(165.2)	(341.4)	173.4	26.5	62.8	(243.9)
Benefit/(provision) for income taxes	1.2	148.2	(62.0)	(16.9)	—	70.5

Net (loss)/income	(164.0)	(193.2)	111.4	9.6	62.8	(173.4)
Less: net loss attributable to non-controlling interests	—	—	—	9.4	—	9.4

Net (loss)/income attributable to Caesars Entertainment Corporation	$(164.0)	$(193.2)	$111.4	$19.0	$62.8	$(164.0)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE QUARTER ENDED SEPTEMBER 30, 2010

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$19.9	$1,161.9	$602.5	$—	$1,784.3
Food and beverage	—	5.1	223.3	166.6	—	395.0
Rooms	—	5.4	155.4	135.2	—	296.0
Management fees	—	—	14.5	0.5	(5.9)	9.1
Other	—	18.5	95.3	82.9	(41.2)	155.5
Less: casino promotional allowances	—	(7.0)	(217.8)	(126.6)	—	(351.4)

Net revenues	—	41.9	1,432.6	861.1	(47.1)	2,288.5

Operating expenses
Direct
Casino	—	12.8	644.8	353.3	—	1,010.9
Food and beverage	—	2.0	85.0	77.0	—	164.0
Rooms	—	0.5	31.5	35.2	—	67.2
Property general, administrative and other	—	16.0	335.2	221.0	(31.4)	540.8
Depreciation	—	1.8	116.1	63.5	—	181.4
Project opening costs	—	—	0.7	1.0	—	1.7
Write-downs, reserves and recoveries	—	6.6	16.2	5.9	—	28.7
Impairment of intangible assets	—	—	38.0	6.0	—	44.0
Loss/(income) on interests in non-consolidated affiliates	160.0	(94.9)	(6.7)	(0.6)	(56.1)	1.7
Corporate expense	6.2	19.0	5.0	17.9	(15.7)	32.4
Acquisition and integration costs	—	0.5	—	0.2	—	0.7
Amortization of intangible assets	—	0.2	23.3	15.8	—	39.3

Total operating expenses	166.2	(35.5)	1,289.1	796.2	(103.2)	2,112.8

(Loss)/income from operations	(166.2)	77.4	143.5	64.9	56.1	175.7
Interest expense, net of interest capitalized	(3.1)	(446.5)	(20.7)	(100.9)	47.6	(523.6)
Gains on early extinguishment of debt	—	—	—	77.4	—	77.4
Other income, including interest income	1.7	21.1	18.5	16.1	(47.6)	9.8

(Loss)/income before income taxes	(167.6)	(348.0)	141.3	57.5	56.1	(260.7)
Benefit/(provision) for income taxes	2.8	160.7	(39.1)	(26.9)	—	97.5

Net (loss)/income	(164.8)	(187.3)	102.2	30.6	56.1	(163.2)
Less: net income attributable to non-controlling interests	—	—	—	(1.6)	—	(1.6)

Net (loss)/income attributable to Caesars Entertainment Corporation	$(164.8)	$(187.3)	$102.2	$29.0	$56.1	$(164.8)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$50.3	$3,193.7	$1,785.5	$—	$5,029.5
Food and beverage	—	11.1	647.0	506.9	—	1,165.0
Rooms	—	13.4	470.8	433.0	—	917.2
Management fees	—	—	50.4	2.4	(25.1)	27.7
Other	—	32.5	288.5	286.1	(133.7)	473.4
Less: casino promotional allowances	—	(15.0)	(571.4)	(364.3)	—	(950.7)

Net revenues	—	92.3	4,079.0	2,649.6	(158.8)	6,662.1

Operating expenses
Direct
Casino	—	31.5	1,797.8	998.6	—	2,827.9
Food and beverage	—	5.3	260.0	235.0	—	500.3
Rooms	—	1.6	102.3	113.2	—	217.1
Property general, administrative and other	—	40.0	960.6	696.5	(104.1)	1,593.0
Depreciation	—	5.1	333.7	193.4	—	532.2
Project opening costs	—	—	3.9	0.3	—	4.2
Write-downs, reserves and recoveries	—	38.7	12.7	31.5	—	82.9
Loss/(income) on interests in non-consolidated affiliates	462.3	(316.1)	(36.5)	3.0	(108.5)	4.2
Corporate expense	17.2	75.2	15.5	61.9	(54.7)	115.1
Acquisition and integration costs	—	0.5	1.1	2.0	—	3.6
Amortization of intangible assets	—	0.5	70.4	46.8	—	117.7

Total operating expenses	479.5	(117.7)	3,521.5	2,382.2	(267.3)	5,998.2

(Loss)/income from operations	(479.5)	210.0	557.5	267.4	108.5	663.9
Interest expense, net of interest capitalized	—	(1,328.9)	(25.5)	(241.0)	147.1	(1,448.3)
Gains on early extinguishments of debt	—	—	—	47.9	—	47.9
Other income, including interest income	10.0	37.9	13.2	102.7	(147.1)	16.7

(Loss)/income before income taxes	(469.5)	(1,081.0)	545.2	177.0	108.5	(719.8)
Benefit/(provision) for income taxes	2.5	496.1	(194.1)	(56.0)	—	248.5

Net (loss)/income	(467.0)	(584.9)	351.1	121.0	108.5	(471.3)
Less: net income attributable to non-controlling interests	—	—	—	4.3	—	4.3

Net (loss)/income attributable to Caesars Entertainment Corporation	$(467.0)	$(584.9)	$351.1	$125.3	$108.5	$(467.0)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$55.1	$3,421.9	$1,774.3	$—	$5,251.3
Food and beverage	—	14.6	659.1	484.1	—	1,157.8
Rooms	—	14.4	450.7	393.4	—	858.5
Management fees	—	2.6	46.0	1.1	(18.5)	31.2
Other	—	37.1	273.6	236.7	(107.5)	439.9
Less: casino promotional allowances	—	(19.0)	(646.9)	(375.2)	—	(1,041.1)

Net revenues	—	104.8	4,204.4	2,514.4	(126.0)	6,697.6

Operating expenses
Direct
Casino	—	35.3	1,923.7	1,023.9	—	2,982.9
Food and beverage	—	6.0	246.2	217.5	—	469.7
Rooms	—	1.6	92.8	101.1	—	195.5
Property general, administrative and other	—	33.6	1,003.0	638.8	(95.4)	1,580.0
Depreciation	—	5.5	357.8	184.8	—	548.1
Project opening costs	—	—	2.0	2.0	—	4.0
Write-downs, reserves and recoveries	—	27.8	85.8	22.7	—	136.3
Impairment of intangible assets	—	—	138.0	6.0	—	144.0
Loss/(income) on interests in non-consolidated affiliates	622.6	(193.1)	(22.4)	0.3	(405.3)	2.1
Corporate expense	17.0	63.4	16.7	37.3	(30.6)	103.8
Acquisition and integration costs	—	0.9	0.9	6.5	—	8.3
Amortization of intangible assets	—	0.5	74.6	46.6	—	121.7

Total operating expenses	639.6	(18.5)	3,919.1	2,287.5	(531.3)	6,296.4

(Loss)/income from operations	(639.6)	123.3	285.3	226.9	405.3	401.2
Interest expense, net of interest capitalized	(3.1)	(1,274.0)	(62.6)	(296.2)	164.0	(1,471.9)
(Losses)/gains on early extinguishments of debt	—	(4.5)	—	53.2	—	48.7
Other income, including interest income	1.8	55.7	50.1	84.6	(164.0)	28.2

(Loss)/income before income taxes	(640.9)	(1,099.5)	272.8	68.5	405.3	(993.8)
Benefit/(provision) for income taxes	6.5	491.2	(106.6)	(26.6)	—	364.5

Net (loss)/income	(634.4)	(608.3)	166.2	41.9	405.3	(629.3)
Less: net income attributable to non-controlling interests	—	—	—	(5.1)	—	(5.1)

Net (loss)/income attributable to Caesars Entertainment Corporation	$(634.4)	$(608.3)	$166.2	$36.8	$405.3	$(634.4)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(in millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Cash flows provided by/(used in) operating activities	$169.4	$(62.6)	$2.8	$205.3	$—	$314.9

Cash flows (used in)/provided by investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	—	(8.8)	(83.1)	(73.0)	—	(164.9)
Change in restricted cash	—	—	—	(544.0)	—	(544.0)
Investments in subsidiaries/payments to acquire a business, net of transaction costs	(108.5)	(103.2)	(15.6)	(19.0)	227.3	(19.0)
Payments to acquire certain gaming rights	—	—	—	(22.7)	—	(22.7)
Investments in/advances to non-consolidated affiliates and other	—	—	—	(76.0)	—	(76.0)
Proceeds from other asset sales	—	—	1.4	—	—	1.4
Other	—	—	(5.2)	(5.0)	—	(10.2)

Cash flows (used in)/provided by investing activities	(108.5)	(112.0)	(102.5)	(739.7)	227.3	(835.4)

Cash flows provided by/(used in) financing activities
Proceeds from issuance of long-term debt	—	418.3	—	445.5	—	863.8
Debt issuance costs and fees	—	(3.2)	—	(14.3)	—	(17.5)
Borrowings under lending agreements	—	135.0	—	—	—	135.0
Repayments under lending agreements	—	(135.0)	—	—	—	(135.0)
Cash paid in connection with early extinguishment of debt	—	—	(1.2)	(124.7)	—	(125.9)
Scheduled debt retirements	—	(19.3)	—	(15.1)	—	(34.4)
Non-controlling interests' contributions, net of distributions	—	—	—	4.8	—	4.8
Other	(1.6)	—	(5.0)	—	—	(6.6)
(Distributions to) and transfers from affiliates, net	(82.0)	24.7	15.6	269.0	(227.3)	—

Cash flows (used in)/provided by financing activities	(83.6)	420.5	9.4	565.2	(227.3)	684.2

Net (decrease)/increase in cash and cash equivalents	(22.7)	245.9	(90.3)	30.8	—	163.7
Cash and cash equivalents, beginning of period	136.0	61.0	358.2	431.8	—	987.0

Cash and cash equivalents, end of period	$113.3	$306.9	$267.9	$462.6	$—	$1,150.7

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(In millions)	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Cash flows provided by/(used in) operating activities	$644.1	$(117.6)	$(122.5)	$(95.6)	$—	$308.4

Cash flows (used in)/provided by investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	—	(3.1)	(78.6)	(42.9)	—	(124.6)
Investment in subsidiaries/payments to acquire a business, net of transaction costs	—	(0.2)	(0.9)	(43.5)	—	(44.6)
Payment made for partnership interest	—	—	—	(19.5)	—	(19.5)
Payment made for Pennsylvania gaming rights	—	—	—	(16.5)	—	(16.5)
Cash acquired in business acquisition, net	—	(18.6)	—	33.0	—	14.4
Investments in/advances to non-consolidated affiliates and other	—	—	(5.0)	—	—	(5.0)
Proceeds from other asset sales	—	—	14.3	—	—	14.3
Other	—	—	(10.6)	(3.8)	—	(14.4)

Cash flows used in investing activities	—	(21.9)	(80.8)	(93.2)	—	(195.9)

Cash flows provided by/(used in) financing activities
Proceeds from the issuance of long-term debt	—	740.8	—	551.4	—	1,292.2
Debt issuance costs and fees	—	(17.8)	—	(41.1)	—	(58.9)
Borrowings under lending agreements	—	1,175.0	—	—	—	1,175.0
Repayments under lending agreements	—	(1,602.0)	—	(3.0)	—	(1,605.0)
Cash paid in connection with early extinguishment of debt	—	(219.9)	—	(53.6)	—	(273.5)
Scheduled debt retirements	—	(191.0)	—	(23.7)	—	(214.7)
Non-controlling interests' distributions, net of contributions	—	—	—	(5.8)	—	(5.8)
Other	(1.3)	—	(6.6)	(0.4)	—	(8.3)
(Distributions to) and transfers from affiliates, net	(448.8)	650.5	26.7	(228.4)	—	—

Cash flows (used in)/provided by financing activities	(450.1)	535.6	20.1	195.4	—	301.0

Effect of deconsolidation of variable interest entities	—	—	—	(7.9)	—	(7.9)

Net increase/(decrease) in cash and cash equivalents	194.0	396.1	(183.2)	(1.3)	—	405.6
Cash and cash equivalents, beginning of period	122.7	(15.6)	445.2	365.8	—	918.1

Cash and cash equivalents, end of period	$316.7	$380.5	$262.0	$364.5	$—	$1,323.7

Note 23—Consolidating Financial Information of Guarantors and Issuers

As of December 31, 2010, CEOC is the issuer of certain debt securities that have been guaranteed by Caesars Entertainment and certain subsidiaries of CEOC. The following consolidating schedules present condensed financial information for Caesars Entertainment, the parent and guarantor; CEOC, the subsidiary issuer; guarantor subsidiaries of CEOC; and non-guarantor subsidiaries of Caesars Entertainment and CEOC, which includes the CMBS properties, as of December 31, 2010 and December 31, 2009, and for the years ended December 31, 2010 and 2009, the Successor period from January 28, 2008 through December 31, 2008, and the Predecessor period from January 1, 2008, through January 27, 2008.

In connection with the CMBS financing for the Acquisition, CEOC spun off to Caesars Entertainment the following casino properties and related operating assets: Harrah's Las Vegas, Rio, Flamingo Las Vegas, Harrah's Atlantic City, Showboat Atlantic City, Harrah's Lake Tahoe, Harvey's Lake Tahoe and Bill's Lake Tahoe. Upon receipt of regulatory approvals that were requested prior to the closing of the Acquisition, in May 2008, Paris Las Vegas and Harrah's Laughlin and their related operating assets were spun out of CEOC to Caesars Entertainment and Harrah's Lake Tahoe, Harvey's Lake Tahoe, Bill's Lake Tahoe and Showboat Atlantic City and their related operating assets were transferred to CEOC from Caesars Entertainment. We refer to the May spin-off and transfer as the "Post-Closing CMBS Transaction." The financial information included in this section reflects ownership of the CMBS properties pursuant to the spin-off and transfer of the Post-Closing CMBS Transaction.

In lieu of providing separate unaudited financial statements for the guarantor subsidiaries, we have included the accompanying condensed consolidating financial statements based on the Securities and Exchange Commission's interpretation and application of ASC 470-10-S99, (Rule 3-10 of the Securities and Exchange Commission's Regulation S-X). Management does not believe that separate financial statements of the guarantor subsidiaries are material to our investors. Therefore, separate financial statements and other disclosures concerning the guarantor subsidiaries are not presented.

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2010

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Assets
Current assets
Cash and cash equivalents	$136.0	$61.0	$358.2	$431.8	$—	$987.0
Receivables, net of allowance for doubtful accounts	—	18.0	261.4	113.8	—	393.2
Deferred income taxes	—	66.2	92.6	17.0	—	175.8
Prepayments and other	—	29.0	77.2	77.9	—	184.1
Inventories	—	0.4	32.7	17.3	—	50.4
Intercompany receivables	3.7	313.0	161.9	169.1	(647.7)	—

Total current assets	139.7	487.6	984.0	826.9	(647.7)	1,790.5
Land, buildings, riverboats and equipment, net of accumulated depreciation	—	229.8	10,457.8	7,079.0	—	17,766.6
Assets held for sale	—	—	—	—	—	—
Goodwill	—	—	1,646.1	1,774.8	—	3,420.9
Intangible assets other than goodwill	—	5.6	4,052.1	654.1	—	4,711.8
Investments in and advances to non-consolidated affiliates	1,002.3	13,924.4	7.6	914.0	(15,754.3)	94.0
Deferred charges and other	—	408.2	188.4	207.3	—	803.9
Intercompany receivables	500.0	1,106.7	669.5	184.2	(2,460.4)	—

	$1,642.0	$16,162.3	$18,005.5	$11,640.3	$(18,862.4)	$28,587.7

Liabilities and Stockholders' Equity/(Deficit)
Current liabilities
Accounts payable	$2.1	$87.6	$91.3	$70.4	$—	$251.4
Interest payable	—	191.2	0.5	9.8	—	201.5
Accrued expenses	7.3	208.2	420.2	438.6	—	1,074.3
Current portion of long-term debt	—	30.0	6.7	18.9	—	55.6
Intercompany payables	—	47.9	318.8	281.0	(647.7)	—

Total current liabilities	9.4	564.9	837.5	818.7	(647.7)	1,582.8
Long-term debt	—	13,690.7	71.8	5,825.0	(802.0)	18,785.5
Deferred credits and other	—	646.4	164.2	112.5	—	923.1
Deferred income taxes	(0.2)	1,131.3	2,536.1	1,956.5	—	5,623.7
Intercompany notes	—	598.1	955.2	907.1	(2,460.4)	—

	9.2	16,631.4	4,564.8	9,619.8	(3,910.1)	26,915.1

Preferred stock	—	—	—	—	—	—

Caesars Entertainment Corporation Stockholders' equity/(deficit)	1,632.8	(469.1)	13,440.7	1,980.7	(14,952.3)	1,632.8
Non-controlling interests	—	—	—	39.8	—	39.8

Total Stockholders' equity/(deficit)	1,632.8	(469.1)	13,440.7	2,020.5	(14,952.3)	1,672.6

	$1,642.0	$16,162.3	$18,005.5	$11,640.3	$(18,862.4)	$28,587.7

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2009

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Assets
Current assets
Cash and cash equivalents	$122.7	$(15.6)	$445.2	$365.8	$—	$918.1
Receivables, net of allowance for doubtful accounts	—	10.2	237.5	75.8	—	323.5
Deferred income taxes	—	60.0	68.4	19.8	—	148.2
Prepayments and other	—	12.5	79.8	64.1	—	156.4
Inventories	—	0.6	33.5	18.6	—	52.7
Intercompany receivables	0.2	478.4	261.3	232.5	(972.4)	—

Total current assets	122.9	546.1	1,125.7	776.6	(972.4)	1,598.9
Land, buildings, riverboats and equipment, net of accumulated depreciation	—	240.3	10,500.2	7,184.3	—	17,924.8
Assets held for sale	—	—	16.7	—	—	16.7
Goodwill	—	—	1,753.0	1,703.9	—	3,456.9
Intangible assets other than goodwill	—	6.3	4,230.2	714.8	—	4,951.3
Investments in and advances to non-consolidated affiliates	1,846.1	15,056.8	70.2	627.3	(17,506.4)	94.0
Deferred charges and other	—	399.0	246.4	291.2	—	936.6
Intercompany receivables	—	1,348.7	1,687.8	706.9	(3,743.4)	—

	$1,969.0	$17,597.2	$19,630.2	$12,005.0	$(22,222.2)	$28,979.2

Liabilities and Stockholders' (Deficit)/Equity
Current liabilities
Accounts payable	$—	$97.7	$104.6	$58.5	$—	$260.8
Interest payable	—	184.8	1.9	8.9	—	195.6
Accrued expenses	8.6	205.2	449.7	411.3	—	1,074.8
Current portion of long-term debt	—	30.0	6.3	38.0	—	74.3
Intercompany payables	1.8	34.1	412.0	524.5	(972.4)	—

Total current liabilities	10.4	551.8	974.5	1,041.2	(972.4)	1,605.5
Long-term debt	—	13,601.0	98.1	5,747.8	(578.1)	18,868.8
Deferred credits and other	—	642.9	147.8	81.8	—	872.5
Deferred income taxes	—	1,520.1	2,446.5	1,890.3	—	5,856.9
Intercompany notes	239.0	98.1	1,973.5	1,432.8	(3,743.4)	—

	249.4	16,413.9	5,640.4	10,193.9	(5,293.9)	27,203.7

Preferred stock	2,642.5	—	—	—	—	2,642.5

Total Caesars Entertainment Corporation stockholders' (deficit)/equity	(922.9)	1,183.3	13,989.8	1,755.2	(16,928.3)	(922.9)
Non-controlling interests	—	—	—	55.9	—	55.9

Total Stockholders' (deficit)/equity	(922.9)	1,183.3	13,989.8	1,811.1	(16,928.3)	(867.0)

	$1,969.0	$17,597.2	$19,630.2	$12,005.0	$(22,222.2)	$28,979.2

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(In millions)

	CEC (Parent)	Subsidiary Issuer	Other Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$67.9	$4,487.6	$2,362.4	$—	$6,917.9
Food and beverage	—	18.6	852.1	639.9	—	1,510.6
Rooms	—	17.8	591.6	522.9	—	1,132.3
Management fees	—	2.6	61.1	1.5	(26.1)	39.1
Other	—	47.2	359.1	335.9	(165.9)	576.3
Less: casino promotional allowances	—	(23.6)	(839.1)	(494.9)	—	(1,357.6)

Net revenues	—	130.5	5,512.4	3,367.7	(192.0)	8,818.6

Operating expenses
Direct
Casino	—	45.3	2,533.7	1,369.9	—	3,948.9
Food and beverage	—	7.8	324.3	289.2	—	621.3
Rooms	—	2.1	121.6	135.7	—	259.4
Property general, administrative and other	—	52.7	1,290.8	859.0	(140.8)	2,061.7
Depreciation and amortization	—	7.3	472.0	256.2	—	735.5
Project opening costs	—	—	0.2	1.9	—	2.1
Write-downs, reserves and recoveries	—	27.9	90.6	29.1	—	147.6
Impairment of intangible assets	—	—	187.0	6.0	—	193.0
Losses/(income) on interests in non-consolidated affiliates	816.5	(295.8)	(30.9)	(0.6)	(487.7)	1.5
Corporate expense	23.3	85.6	21.6	61.6	(51.2)	140.9
Acquisition and integration costs	0.8	1.9	4.4	6.5	—	13.6
Amortization of intangible assets	—	0.7	97.9	62.2	—	160.8

Total operating expenses	840.6	(64.5)	5,113.2	3,076.7	(679.7)	8,286.3

(Loss)/income from operations	(840.6)	195.0	399.2	291.0	487.7	532.3
Interest expense, net of interest capitalized	(3.1)	(1,712.2)	(96.5)	(392.6)	222.8	(1,981.6)
(Losses)/Gains on early extinguishments of debt	—	(4.7)	—	120.3	—	115.6
Other income, including interest income	4.5	93.3	59.8	106.9	(222.8)	41.7

(Loss)/income before income taxes	(839.2)	(1,428.6)	362.5	125.6	487.7	(1,292.0)
Benefit/(provision) for income taxes	8.1	642.2	(131.5)	(50.1)	—	468.7

Net (loss)/income	(831.1)	(786.4)	231.0	75.5	487.7	(823.3)

Less: net income attributable to non-controlling interests	—	—	—	(7.8)	—	(7.8)

Net (loss)/income attributable to Caesars Entertainment Corporation	$(831.1)	$(786.4)	$231.0	$67.7	$487.7	$(831.1)

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$76.1	$4,724.9	$2,323.3	$—	$7,124.3
Food and beverage	—	17.3	842.3	619.7	—	1,479.3
Rooms	—	17.2	601.5	450.2	—	1,068.9
Management fees	—	8.5	60.2	1.2	(13.3)	56.6
Other	—	42.6	373.2	317.8	(141.2)	592.4
Less: casino promotional allowances	—	(22.6)	(891.6)	(499.9)	—	(1,414.1)

Net revenues	—	139.1	5,710.5	3,212.3	(154.5)	8,907.4

Operating expenses
Direct
Casino	—	45.9	2,575.6	1,304.0	—	3,925.5
Food and beverage	—	9.5	314.8	271.7	—	596.0
Rooms	—	1.8	111.6	100.1	—	213.5
Property general, administrative and other	—	40.3	1,326.8	770.0	(118.3)	2,018.8
Depreciation and amortization	—	8.3	449.5	226.1	—	683.9
Project opening costs	—	—	2.4	1.2	—	3.6
Write-downs, reserves and recoveries	—	(18.8)	96.7	30.0	—	107.9
Impairment of intangible assets	—	—	1,147.9	490.1	—	1,638.0
(Income)/losses on interests in non-consolidated affiliates	(854.4)	598.1	(49.0)	3.9	303.6	2.2
Corporate expense	40.1	91.5	19.1	36.2	(36.2)	150.7
Acquisition and integration costs	—	0.3	—	—	—	0.3
Amortization of intangible assets	—	0.7	112.4	61.7	—	174.8

Total operating expenses	(814.3)	777.6	6,107.8	3,295.0	149.1	9,515.2

Income/(loss) from operations	814.3	(638.5)	(397.3)	(82.7)	(303.6)	(607.8)
Interest expense, net of interest capitalized	(1.8)	(1,660.4)	(152.3)	(363.2)	285.2	(1,892.5)
Gains on early extinguishments of debt	—	3,929.6	—	1,035.9	—	4,965.5
Other income, including interest income	0.5	96.5	109.8	111.4	(285.2)	33.0

Income/(loss) before income taxes	813.0	1,727.2	(439.8)	701.4	(303.6)	2,498.2
Benefit/(provision) for income taxes	14.6	(1,052.5)	(203.7)	(410.2)	—	(1,651.8)

Net income/(loss)	827.6	674.7	(643.5)	291.2	(303.6)	846.4
Less: net income attributable to non-controlling interest	—	—	—	(18.8)	—	(18.8)

Net income/(loss) attributable to Caesars Entertainment Corporation	$827.6	$674.7	$(643.5)	$272.4	$(303.6)	$827.6

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE PERIOD

JANUARY 28, 2008 THROUGH DECEMBER 31, 2008

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$87.7	$4,963.3	$2,425.9	$—	$7,476.9
Food and beverage	—	20.2	868.8	641.2	—	1,530.2
Rooms	—	18.4	648.6	507.5	—	1,174.5
Management fees	—	8.0	62.1	(0.1)	(10.9)	59.1
Other	—	41.1	415.7	288.5	(120.5)	624.8
Less: casino promotional allowances	—	(24.9)	(973.6)	(500.1)	—	(1,498.6)

Net revenues	—	150.5	5,984.9	3,362.9	(131.4)	9,366.9

Operating expenses
Direct
Casino	—	54.1	2,696.7	1,352.0	—	4,102.8
Food and beverage	—	10.7	334.4	294.4	—	639.5
Rooms	—	1.9	122.3	112.5	—	236.7
Property general, administrative and other	—	57.0	1,410.3	775.1	(99.4)	2,143.0
Depreciation and amortization	—	7.2	432.4	187.3	—	626.9
Project opening costs	—	—	22.5	6.4	—	28.9
Write-downs, reserves and recoveries	9.0	42.4	3,399.0	2,055.3	0.1	5,505.8
Losses/(income) on interests in non-consolidated affiliates	5,072.1	3,006.3	(107.5)	1.2	(7,970.0)	2.1
Corporate expense	31.0	80.6	23.1	29.2	(32.1)	131.8
Acquisition and integration costs	—	24.0	—	—	—	24.0
Amortization of intangible assets	—	0.6	105.2	57.1	—	162.9

Total operating expenses	5,112.1	3,284.8	8,438.4	4,870.5	(8,101.4)	13,604.4

(Loss)/income from operations	(5,112.1)	(3,134.3)	(2,453.5)	(1,507.6)	7,970.0	(4,237.5)
Interest expense, net of interest capitalized	—	(1,673.7)	(187.5)	(520.7)	307.0	(2,074.9)
Gains on early extinguishments of debt	—	742.1	—	—	—	742.1
Other income, including interest income	4.9	117.5	119.0	100.8	(307.0)	35.2

(Loss)/income from continuing operations before income taxes	(5,107.2)	(3,948.4)	(2,522.0)	(1,927.5)	7,970.0	(5,535.1)
Benefit/(provision) for income taxes	10.9	315.0	40.1	(5.6)	—	360.4

(Loss)/income from continuing operations, net of tax	(5,096.3)	(3,633.4)	(2,481.9)	(1,933.1)	7,970.0	(5,174.7)

Discontinued operations
Income from discontinued operations	—	—	141.5	—	—	141.5
Provision for income taxes	—	—	(51.1)	—	—	(51.1)

Income from discontinued operations, net	—	—	90.4	—	—	90.4

Net (loss)/income	(5,096.3)	(3,633.4)	(2,391.5)	(1,933.1)	7,970.0	(5,084.3)
Less: net income attributable to non-controlling interest	—	—	—	(12.0)	—	(12.0)

Net (loss)/income attributable to Caesars Entertainment Corporation	$(5,096.3)	$(3,633.4)	$(2,391.5)	$(1,945.1)	$7,970.0	$(5,096.3)

CAESARS ENTERTAINMENT CORPORATION

(PREDECESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE PERIOD

JANUARY 1, 2008 THROUGH JANUARY 27, 2008

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Revenues
Casino	$—	$5.7	$400.5	$208.4	$—	$614.6
Food and beverage	—	1.5	65.7	51.2	—	118.4
Rooms	—	1.3	52.7	42.4	—	96.4
Management fees	—	0.7	6.0	0.1	(1.8)	5.0
Other	—	0.7	26.3	22.0	(6.3)	42.7
Less: casino promotional allowances	—	(1.5)	(76.9)	(38.6)	—	(117.0)

Net revenues	—	8.4	474.3	285.5	(8.1)	760.1

Operating expenses
Direct
Casino	—	4.1	217.8	118.7	—	340.6
Food and beverage	—	1.0	26.0	23.5	—	50.5
Rooms	—	0.2	10.0	9.4	—	19.6
Property general, administrative and other	—	5.6	112.7	68.0	(8.1)	178.2
Depreciation and amortization	—	1.1	41.9	20.5	—	63.5
Project opening costs	—	—	(0.2)	0.9	—	0.7
Write-downs, reserves and recoveries	—	0.6	(0.4)	4.5	—	4.7
Losses/(income) on interests in non-consolidated affiliates	102.3	(1.3)	1.6	(0.2)	(102.9)	(0.5)
Corporate expense	—	7.9	0.6	—	—	8.5
Acquisition and integration costs	—	125.6	—	—	—	125.6
Amortization of intangible assets	—	—	5.2	0.3	—	5.5

Total operating expenses	102.3	144.8	415.2	245.6	(111.0)	796.9

(Loss)/income from operations	(102.3)	(136.4)	59.1	39.9	102.9	(36.8)
Interest expense, net of interest capitalized	—	(89.3)	(7.1)	(27.3)	34.0	(89.7)
Other income, including interest income	—	12.6	9.8	12.7	(34.0)	1.1

(Loss)/income from continuing operations before income taxes	(102.3)	(213.1)	61.8	25.3	102.9	(125.4)
Benefit/(provision) for income taxes	1.4	56.3	(18.9)	(12.8)	—	26.0

(Loss)/income from continuing operations, net of tax	(100.9)	(156.8)	42.9	12.5	102.9	(99.4)

Discontinued operations
Income from discontinued operations	—	—	0.1	—	—	0.1
Provision for income taxes	—	—	—	—	—	—

Income from discontinued operations, net	—	—	0.1	—	—	0.1

Net (loss)/income	(100.9)	(156.8)	43.0	12.5	102.9	(99.3)
Less: net income attributable to non-controlling interests	—	—	—	(1.6)	—	(1.6)

Net (loss)/income attributable to Caesars Entertainment Corporation	$(100.9)	$(156.8)	$43.0	$10.9	$102.9	$(100.9)

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Cash flows provided by/(used in) operating activities	$753.9	$(516.6)	$59.6	$(126.1)	$—	$170.8

Cash flows (used in)/provided by investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	—	(5.3)	(93.8)	(61.6)	—	(160.7)
Investments in subsidiaries	—	—	(2.1)	(42.5)	—	(44.6)
Payment made for partnership interest	—	—	—	(19.5)	—	(19.5)
Payment made for Pennsylvania gaming rights	—	—	—	(16.5)	—	(16.5)
Cash acquired in business acquisitions, net of transaction costs	—	(18.8)	—	32.8	—	14.0
Investments in and advances to non-consolidated affiliates	—	—	(64.0)	—	—	(64.0)
Proceeds from other asset sales	—	—	21.8	551.3	(551.3)	21.8
Other	—	—	(13.2)	(5.2)	—	(18.4)

Cash flows (used in)/provided by investing activities	—	(24.1)	(151.3)	438.8	(551.3)	(287.9)

Cash flows provided by/(used in) financing activities
Proceeds from issuance of long-term debt	—	740.8	—	40.1	551.3	1,332.2
Debt issuance costs	—	(17.8)	—	(46.8)	—	(64.6)
Borrowings under lending agreements	—	1,175.0	—	—	—	1,175.0
Repayments under lending agreements	—	(1,602.0)	—	(23.8)	—	(1,625.8)
Cash paid in connection with early extinguishments of debt	—	(219.9)	—	(149.2)	—	(369.1)
Scheduled debt retirement	—	(198.5)	—	(38.5)	—	(237.0)
Non-controlling interests' distributions, net of contributions	—	—	—	(10.1)	—	(10.1)
Repurchase of treasury shares	(1.6)	—	—	—	—	(1.6)
Other	—	(2.3)	—	(9.3)	—	(11.6)
Transfers (to)/from affiliates	(739.0)	742.0	4.7	(7.7)	—	—

Cash flows (used in)/provided by financing activities	(740.6)	617.3	4.7	(245.3)	551.3	187.4

Effect of deconsolidation of variable interest entities	—	—	—	(1.4)	—	(1.4)
Net increase/(decrease) in cash and cash equivalents	13.3	76.6	(87.0)	66.0	—	68.9
Cash and cash equivalents, beginning of period	122.7	(15.6)	445.2	365.8	—	918.1

Cash and cash equivalents, end of period	$136.0	$61.0	$358.2	$431.8	$—	$987.0

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2009

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Cash flows (used in)/provided by operating activities	$(36.8)	$(1,015.0)	$303.5	$465.4	$503.1	$220.2

Cash flows provided by/(used in) investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	—	8.6	(431.0)	(42.1)	—	(464.5)
Investments in and advances to non-consolidated affiliates	—	(66.9)	—	(213.7)	213.7	(66.9)
Proceeds from other asset sales	—	20.0	—	—	—	20.0
Other	—	—	—	(11.9)	—	(11.9)

Cash flows (used in)/provided by investing activities	—	(38.3)	(431.0)	(267.7)	213.7	(523.3)

Cash flows provided by/(used in) financing activities
Proceeds from issuance of long-term debt	—	2,043.5	—	216.1	—	2,259.6
Debt issuance costs	—	(70.5)	—	(5.9)	—	(76.4)
Borrowings under lending agreements	—	3,076.6	—	—	—	3,076.6
Repayments under lending agreements	—	(3,535.1)	—	—	—	(3,535.1)
Cash paid in connection with early extinguishments of debt	—	(544.9)	—	(244.9)	(213.7)	(1,003.5)
Scheduled debt retirement	—	(39.0)	—	(6.5)	—	(45.5)
Purchase of additional interest in subsidiary	—	—	(83.7)	—	—	(83.7)
Non-controlling interests' distributions, net of contributions	—	—	—	(17.2)	—	(17.2)
Repurchase of treasury shares	(3.0)	—	—	—	—	(3.0)
Other	—	—	(1.1)	—	—	(1.1)
Transfers from/(to) affiliates	162.4	100.0	339.2	(98.5)	(503.1)	—

Cash flows provided by/(used in) financing activities	159.4	1,030.6	254.4	(156.9)	(716.8)	570.7

Net increase/(decrease) in cash and cash equivalents	122.6	(22.7)	126.9	40.8	—	267.6
Cash and cash equivalents, beginning of period	0.1	7.1	318.3	325.0	—	650.5

Cash and cash equivalents, end of period	$122.7	$(15.6)	$445.2	$365.8	$—	$918.1

CAESARS ENTERTAINMENT CORPORATION

(SUCCESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE PERIOD

JANUARY 28, 2008 THROUGH DECEMBER 31, 2008

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Cash flows provided by/(used in) operating activities	$106.6	$(911.5)	$1,757.7	$(430.7)	$—	$522.1

Cash flows (used in)/provided by investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	—	(27.8)	(945.5)	(208.1)	—	(1,181.4)
Insurance proceeds for hurricane losses from asset recovery	—	—	181.4	—	—	181.4
Payment for Acquisition	(17,490.2)	—	—	—	—	(17,490.2)
Investments in and advances to non-consolidated affiliates	—	—	—	(5.9)	—	(5.9)
Proceeds from other asset sales	—	0.1	4.7	0.3	—	5.1
Other	—	—	(17.4)	(5.8)	—	(23.2)

Cash flows used in investing activities	(17,490.2)	(27.7)	(776.8)	(219.5)	—	(18,514.2)

Cash flows provided by/(used in) financing activities
Proceeds from issuance of long-term debt	—	15,024.9	—	6,500.0	—	21,524.9
Debt issuance costs	—	(474.4)	—	(170.1)	—	(644.5)
Borrowings under lending agreements	—	433.0	—	—	—	433.0
Repayments under lending agreements	—	(6,750.2)	—	(10.3)	—	(6,760.5)
Cash paid in connection with early extinguishments of debt	—	(2,167.4)	—	—	—	(2,167.4)
Scheduled debt retirement	—	—	—	(6.5)	—	(6.5)
Equity contribution from buyout	6,007.0	—	—	—	—	6,007.0
Payment to bondholders for debt exchange	—	(289.0)	—	—	—	(289.0)
Non-controlling interests' distributions, net of contributions	—	—	—	(14.6)	—	(14.6)
Excess tax provision from stock equity plans	(50.5)	—	—	—	—	(50.5)
Repurchase of treasury shares	(3.6)	—	—	—	—	(3.6)
Other	3.6	(3.4)	(1.3)	(0.2)	—	(1.3)
Transfers from/(to) affiliates	11,424.9	(4,837.7)	(929.0)	(5,658.2)	—	—

Cash flows provided by/(used in) financing activities	17,381.4	935.8	(930.3)	640.1	—	18,027.0

Cash flows provided by discontinued operations
Cash flows provided by operating activities	—	—	4.7	—	—	4.7

Cash flows provided by discontinued operations	—	—	4.7	—	—	4.7

Net (decrease)/increase in cash and cash equivalents	(2.2)	(3.4)	55.3	(10.1)	—	39.6
Cash and cash equivalents, beginning of period	2.3	10.5	263.0	335.1	—	610.9

Cash and cash equivalents, end of period	$0.1	$7.1	$318.3	$325.0	$—	$650.5

CAESARS ENTERTAINMENT CORPORATION

(PREDECESSOR ENTITY)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE PERIOD

JANUARY 1, 2008 THROUGH JANUARY 27, 2008

(In millions)

	CEC (Parent)	Subsidiary Issuer	Guarantors	Non- Guarantors	Consolidating/ Eliminating Adjustments	Total
Cash flows provided by/(used in) operating activities	$43.9	$(106.4)	$(25.3)	$95.0	$—	$7.2

Cash flows (used in)/provided by investing activities
Land, buildings, riverboats and equipment additions, net of change in construction payables	—	(1.4)	(66.3)	(57.9)	—	(125.6)
Payments for businesses acquired, net of cash acquired	—	—	—	0.1	—	0.1
Proceeds from other asset sales	—	—	0.1	3.0	—	3.1
Other	—	—	(1.2)	(0.5)	—	(1.7)

Cash flows used in investing activities	—	(1.4)	(67.4)	(55.3)	—	(124.1)

Cash flows provided by/(used in) financing activities
Proceeds from issuance of long-term debt	—	—	—	—	—	—
Debt issuance costs	—	—	—	—	—	—
Borrowings under lender agreements	—	11,316.3	—	—	—	11,316.3
Repayments under lending agreements	—	(11,288.6)	—	(0.2)	—	(11,288.8)
Cash paid in connection with early extinguishments of debt	—	—	(87.7)	—	—	(87.7)
Non-controlling interests' distributions, net of contributions	—	—	—	(1.6)	—	(1.6)
Proceeds from exercises of stock options	2.4	—	—	—	—	2.4
Excess tax benefit from stock equity plans	77.5	—	—	—	—	77.5
Other	—	—	(0.7)	(0.1)	—	(0.8)
Transfers (to)/from affiliates	(121.5)	75.4	90.5	(44.4)	—	—

Cash flows (used in)/provided by financing activities	(41.6)	103.1	2.1	(46.3)	—	17.3

Cash flows provided by discontinued operations
Cash flows provided by operating activities	—	—	0.5	—	—	0.5

Cash flows provided by discontinued operations	—	—	0.5	—	—	0.5

Net increase/(decrease) in cash and cash equivalents	2.3	(4.7)	(90.1)	(6.6)	—	(99.1)
Cash and cash equivalents, beginning of period	—	15.2	353.1	341.7	—	710.0

Cash and cash equivalents, end of period	$2.3	$10.5	$263.0	$335.1	$—	$610.9

Quarterly Results Of Operations	12 Months Ended
Dec. 31, 2010
Quarterly Results Of Operations [Abstract]
Quarterly Results Of Operations

Note 24—Quarterly Results of Operations (Unaudited)

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
2010
Revenues	$2,188.4	$2,220.7	$2,288.5	$2,121.0	$8,818.6
Income/(loss) from operations(a)	225.8	(0.3)	175.7	131.1	532.3
Net loss	(193.6)	(272.5)	(163.2)	(194.0)	(823.3)
Net loss attributable to Caesars Entertainment Corporation	(195.6)	(274.0)	(164.8)	(196.7)	(831.1)
2009
Revenues	2,254.7	2,271.4	2,282.2	2,099.1	8,907.4
Income/(loss) from operations(a)	285.4	6.3	(1,050.2)	150.7	(607.8)
Net (loss)/income(b)	(127.4)	2,296.8	(1,621.0)	298.3	846.4
Net (loss)/income attributable to Caesars Entertainment Corporation	(132.7)	2,289.0	(1,624.3)	295.6	827.6

(a)	Income/(loss) from operations includes the following items on a pre-tax basis:

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
2010
Impairment of intangible assets	$—	$100.0	$44.0	$49.0	$193.0
Write-downs, reserves and recoveries	12.5	95.1	28.7	11.3	147.6
2009
Impairment of intangible assets	—	297.1	1,328.6	12.3	1,638.0
Write-downs, reserves and recoveries	27.4	26.9	24.3	29.3	107.9

(b)	The sum of the quarterly amounts do not necessarily equal the annual amount reported, as quarterly amounts are computed independently for each quarter and for the full year. The difference is rounding.

Earnings/ Loss Per Share	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011
Earnings/ Loss Per Share [Abstract]
Earnings/ Loss Per Share

Note 13—Loss Per Share

The weighted-average number of common and common equivalent shares used in the calculation of basic and diluted loss per share consisted of the following:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In millions)	2011	2010	2011	2010
Weighted-average common shares outstanding used in the calculation of basic loss per share	71.8	60.6	71.8	54.2
Potential dilution from stock options and warrants	—	—	—	—

Weighted-average common and common equivalent shares used in the calculation of diluted loss per share	71.8	60.6	71.8	54.2

Antidilutive stock options, warrants, and convertible preferred shares excluded from the calculation of diluted loss per share	3.9	4.4	3.4	22.9

Note 25—Earnings Per Share

The following table reconciles net (loss)/income attributable to Caesars Entertainment Corporation to (loss)/income available to common stockholders used in our calculation of basic earnings per share and to net (loss)/income available to common stockholders used in our calculation of diluted earnings per share. It also reconciles the weighted-average number of common and common equivalent share used in the calculations of basic and diluted earnings per share.

	Successor			Predecessor
(In millions, except share and per share amounts)	Year ended Dec. 31, 2010	Year ended Dec. 31, 2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Net (loss)/income attributable to Caesar's Entertainment Corporation	$(831.1)	$827.6	$(5,096.3)	$(100.9)
Preferred stock dividends	—	(354.8)	(297.8)	—

Net (loss)/income available to common stockholders used to calculate basic earnings per share	(831.1)	472.8	(5,394.1)	(100.9)
Effect of dilutive securities on (loss)/income available to common stockholders	—	354.8	—	—

Net (loss)/income available to common stockholders used to calculate diluted earnings per share	$(831.1)	$827.6	$(5,394.1)	$(100.9)

Weighted-average common shares outstanding used in the calculation of basic earnings per share	57,016,007	40,684,515	40,749,898	188,122,643
Potential dilution from stock options and warrants	—	33,063	—	—
Potential dilution from convertible preferred shares	—	79,507,717	—	—

Weighted-average common and common equivalent shares used in the calculation of diluted earnings per share	57,016,007	120,225,295	40,749,898	188,122,643

Antidilutive stock options, warrants, restricted stock, SARs, convertible debt and convertible preferred shares excluded from the calculation of diluted earnings per share	18,184,555	3,008,504	33,605,549	4,469,335

Earnings per share on net (loss)/income—basic	$(14.58)	$11.62	$(132.37)	$(0.54)

Earnings per share on net (loss)/income—diluted	$(14.58)	$6.88	$(132.37)	$(0.54)

Schedule II - Consolidated Valuation And Qualifying Accounts	9 Months Ended
Sep. 30, 2011
12401 - Disclosure - Schedule II Consolidated Valuation And Qualifying Accounts [Abstract]
Schedule II Consolidated Valuation And Qualifying Accounts

CAESARS ENTERTAINMENT CORPORATION

CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

(In millions)

		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions from Reserves		Balance at End of Period
YEAR ENDED DECEMBER 31, 2010
Allowance for doubtful accounts
Current	$207.1	$66.1	$—	$(56.9	)(a)	$216.3

Long-term	$0.3	$—	$—	$—		$0.3

Liability to sellers under acquisition agreement (b)	$1.4	$—	$—	$(0.2)		$1.2

YEAR ENDED DECEMBER 31, 2009
Allowance for doubtful accounts
Current	$201.4	$72.1	$13.1	$(79.5	)(a)	$207.1

Long-term	$0.3	$—	$—	$—		$0.3

Liability to sellers under acquisition agreement (b)	$1.6	$—	$—	$(0.2)		$1.4

YEAR ENDED DECEMBER 31, 2008
Allowance for doubtful accounts
Current	$126.2	$85.9	$45.3	$(56.0	)(a)	$201.4

Long-term	$0.3	$—	$—	$—		$0.3

Liability to sellers under acquisition agreement (b)	$1.8	$—	$—	$(0.2)		$1.6

(a)	Uncollectible accounts written off, net of amounts recovered.

(b)	We acquired Players International, Inc., ("Players") in March 2000. In 1995, Players acquired a hotel and land adjacent to its riverboat gaming facility in Lake Charles, Louisiana, for cash plus future payments to the seller based on the number of passengers boarding the riverboat casinos during a defined term. In accordance with the guidance provided by ASC 805 regarding the recognition of liabilities assumed in a business combination accounted for as a purchase, Players estimated the net present value of the future payments to be made to the sellers and recorded that amount as a component of the total consideration paid to acquire these assets. Our recording of this liability in connection with the purchase price allocation process following the Players acquisition was originally reported in 2000. Our casino operations in Lake Charles sustained significant damage in late third quarter 2005 as a result of Hurricane Rita. As a result of hurricane damage, and upon the Company's subsequent decision to scale back operations in Lake Charles and ultimately sell the property, the current and long-term portions of this obligation were written down in fourth quarter 2005; the credit was included in Discontinued operations on our Consolidated Statements of Operations. We sold Harrah's Lake Charles in fourth quarter 2006. Prior to the sale, the current and long-term portions of this obligation were included in Liabilities held for sale on our Consolidated Balance Sheets. The remaining long-term portion of this liability is included in Deferred credits and other on our Consolidated Balance Sheets; the current portion of this obligation is included in Accrued expenses on our Consolidated Balance Sheets.